                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number:    811-2214
                                                     ------------------

                             Columbia Funds Trust I
            --------------------------------------------------------
               (Exact name of registrant as specified in charter)

              One Financial Center, Boston, Massachusetts     02111
             -------------------------------------------------------
             (Address of principal executive offices)      (Zip code)

                            Vincent Pietropaolo, Esq.
                         Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
                 ------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-772-3698
                                                    -------------------
Date of fiscal year end:   05/31/05
                          ------------------

Date of reporting period:  05/31/05
                          ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

[GRAPHIC]

COLUMBIA HIGH YIELD OPPORTUNITY FUND

ANNUAL REPORT

MAY 31, 2005

TABLE OF CONTENTS

Performance Information                                                1

Fund Profile                                                           2

Understanding Your Expenses                                            3

Economic Update                                                        4

Portfolio Managers' Report                                             5

Investment Portfolio                                                   7

Statement of Assets and Liabilities                                   32

Statement of Operations                                               33

Statement of Changes in Net Assets                                    34

Notes to Financial Statements                                         35

Financial Highlights                                                  42

Report of Independent Registered Public Accounting Firm               46

Trustees                                                              47

Officers                                                              49

Board Consideration and Approval of Investment Advisory Agreement     50

Important Information About This Report                               53

The views expressed in the President's Message and Portfolio Managers' Report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

 NOT FDIC   MAY LOSE VALUE
 INSURED  -------------------
           NO BANK GUARANTEE

PRESIDENT'S MESSAGE
                                            COLUMBIA HIGH YIELD OPPORTUNITY FUND

[PHOTO OF CHRISTOPHER L. WILSON]

DEAR SHAREHOLDER:

In 2004, Columbia Funds became part of the Bank of America family, one of the largest, most respected financial institutions in the United States. As a direct result of this merger, a number of changes are in the works that we believe may offer significant benefits for our shareholders. Plans are underway to combine various Nations Funds and Columbia Funds together to form a single fund family that covers a wide range of markets, sectors and asset classes under the management of talented, seasoned investment professionals. As a result, some funds will be merged in order to eliminate redundancies and fund management teams will be aligned to help maximize performance potential. You will receive more detailed information about these proposed mergers, and you will be asked to vote on certain fund changes that may affect you and your account. In this matter, your timely response will help us to implement the changes in 2005.

The increased efficiencies we expect from a more streamlined offering of funds may help us reduce fees charged to the funds, because larger funds often benefit from size and scale of operations. For example, significant savings for the combined complex may result from the consolidation of certain vendor agreements. In fact, we recently announced plans to consolidate the transfer agency of all of our funds and consolidate custodial services, each under a single vendor. We have also reduced management fees for many funds as part of our settlement agreement (See Note 9 in the Notes to Financial Statements) with the New York Attorney General.

As a result of these changes, we believe we will offer shareholders an even stronger lineup of investment options, with management expenses that continue to be competitive and fair. What will not change as we enter this next phase of consolidation is our commitment to the highest standards of performance and our dedication to superior service. Change for the better has another name: it's called improvement. It helps move us forward, and we believe that it represents progress for all our shareholders in their quest for long-term financial success. In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund's manager or managers on key factors that influenced performance. We hope that you will read the manager reports carefully and discuss any questions you might have with your financial advisor. As always, we thank you for choosing Columbia Funds. We appreciate your continued confidence. And, we look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,


/s/ Christopher L. Wilson

Christopher L. Wilson
PRESIDENT, COLUMBIA FUNDS

Christopher L. Wilson is Head of Mutual Funds for Columbia Management, President of Columbia Funds, President & CEO of Nations Funds and President of Galaxy Funds, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris joined Bank of America in August 2004.

PERFORMANCE INFORMATION
                                            COLUMBIA HIGH YIELD OPPORTUNITY FUND

[CHART]

VALUE OF A $10,000 INVESTMENT 06/01/95 - 05/31/05

                    CLASS A SHARES       CLASS A SHARES              CSFB             JP MORGAN GLOBAL
                 WITHOUT SALES CHARGE   WITH SALES CHARGE      HIGH YIELD INDEX       HIGH YIELD INDEX
                 --------------------  --------------------  ---------------------  --------------------
06/1/95           $        10,000       $        9,525         $      10,000         $        10,000
6/30/95           $        10,048       $        9,571         $      10,066         $        10,040
7/31/95           $        10,218       $        9,732         $      10,222         $        10,197
8/31/95           $        10,235       $        9,749         $      10,251         $        10,236
9/30/95           $        10,392       $        9,898         $      10,369         $        10,358
10/31/95          $        10,519       $       10,019         $      10,484         $        10,455
11/30/95          $        10,583       $       10,080         $      10,533         $        10,522
12/31/95          $        10,789       $       10,277         $      10,667         $        10,693
1/31/96           $        10,981       $       10,460         $      10,869         $        10,896
2/29/96           $        11,078       $       10,552         $      10,927         $        10,961
3/31/96           $        10,980       $       10,459         $      10,897         $        10,925
4/30/96           $        11,046       $       10,521         $      10,956         $        10,993
5/31/96           $        11,129       $       10,600         $      11,045         $        11,077
6/30/96           $        11,129       $       10,600         $      11,069         $        11,124
7/31/96           $        11,196       $       10,664         $      11,169         $        11,199
8/31/96           $        11,397       $       10,856         $      11,291         $        11,365
9/30/96           $        11,703       $       11,147         $      11,485         $        11,634
10/31/96          $        11,703       $       11,147         $      11,581         $        11,741
11/30/96          $        11,926       $       11,360         $      11,762         $        11,957
12/31/96          $        12,109       $       11,534         $      11,991         $        12,085
1/31/97           $        12,214       $       11,634         $      12,079         $        12,180
2/28/97           $        12,478       $       11,885         $      12,306         $        12,390
3/31/97           $        12,230       $       11,649         $      12,168         $        12,188
4/30/97           $        12,354       $       11,768         $      12,276         $        12,302
5/31/97           $        12,661       $       12,059         $      12,523         $        12,587
6/30/97           $        12,861       $       12,250         $      12,694         $        12,753
7/31/97           $        13,171       $       12,545         $      12,963         $        13,092
8/31/97           $        13,208       $       12,580         $      13,033         $        13,100
9/30/97           $        13,522       $       12,880         $      13,291         $        13,361
10/31/97          $        13,522       $       12,880         $      13,289         $        13,342
11/30/97          $        13,634       $       12,987         $      13,384         $        13,462
12/31/97          $        13,788       $       13,133         $      13,506         $        13,583
1/31/98           $        14,074       $       13,405         $      13,735         $        13,794
2/28/98           $        14,151       $       13,479         $      13,842         $        13,900
3/31/98           $        14,325       $       13,645         $      13,911         $        14,040
4/30/98           $        14,364       $       13,682         $      14,016         $        14,110
5/31/98           $        14,384       $       13,701         $      14,058         $        14,130
6/30/98           $        14,443       $       13,757         $      14,087         $        14,160
7/31/98           $        14,618       $       13,923         $      14,186         $        14,279
8/31/98           $        13,654       $       13,006         $      13,223         $        13,354
9/30/98           $        13,537       $       12,894         $      13,221         $        13,340
10/31/98          $        13,301       $       12,670         $      12,958         $        13,053
11/30/98          $        14,175       $       13,502         $      13,615         $        13,773
12/31/98          $        14,086       $       13,417         $      13,584         $        13,716
1/31/99           $        14,320       $       13,640         $      13,712         $        13,881
2/28/99           $        14,337       $       13,656         $      13,683         $        13,810
3/31/99           $        14,621       $       13,926         $      13,807         $        13,980
4/30/99           $        14,875       $       14,169         $      14,113         $        14,335
5/31/99           $        14,597       $       13,904         $      13,960         $        11,812
6/30/99           $        14,682       $       13,984         $      13,967         $        14,131
7/31/99           $        14,727       $       14,028         $      13,974         $        14,135
8/31/99           $        14,661       $       13,965         $      13,850         $        13,993
9/30/99           $        14,592       $       13,899         $      13,743         $        13,893
10/31/99          $        14,617       $       13,923         $      13,676         $        13,816
11/30/99          $        14,862       $       14,156         $      13,862         $        14,042
12/31/99          $        14,956       $       14,246         $      14,029         $        14,179
1/31/2000         $        14,790       $       14,088         $      13,973         $        14,125
2/29/2000         $        15,015       $       14,302         $      14,060         $        14,182
3/31/2000         $        14,787       $       14,084         $      13,849         $        13,941
4/30/2000         $        14,691       $       13,993         $      13,828         $        13,938
5/31/2000         $        14,410       $       13,725         $      13,607         $        13,740
6/30/2000         $        14,527       $       13,837         $      13,912         $        14,011
7/31/2000         $        14,673       $       13,976         $      14,043         $        14,134
8/31/2000         $        14,819       $       14,115         $      14,137         $        14,243
9/30/2000         $        14,571       $       13,879         $      14,007         $        14,056
10/31/2000        $        13,934       $       13,273         $      13,571         $        13,644
11/30/2000        $        13,135       $       12,511         $      13,036         $        13,123
12/31/2000        $        13,414       $       12,777         $      13,298         $        13,354
1/31/2001         $        14,473       $       13,785         $      14,096         $        14,163
2/28/2001         $        14,515       $       13,825         $      14,239         $        14,328
3/31/2001         $        13,956       $       13,293         $      13,955         $        14,047
4/30/2001         $        13,629       $       12,982         $      13,810         $        13,899
5/31/2001         $        13,755       $       13,101         $      14,086         $        14,172
6/30/2001         $        13,161       $       12,535         $      13,868         $        13,927
7/31/2001         $        13,150       $       12,525         $      14,016         $        14,067
8/31/2001         $        13,247       $       12,618         $      14,213         $        14,250
9/30/2001         $        12,185       $       11,606         $      13,317         $        13,310
10/31/2001        $        12,625       $       12,025         $      13,621         $        13,641
11/30/2001        $        13,069       $       12,448         $      14,061         $        14,105
12/31/2001        $        13,042       $       12,422         $      14,069         $        14,086
1/31/2002         $        13,177       $       12,551         $      14,200         $        14,189
2/28/2002         $        12,944       $       12,329         $      14,099         $        14,083
3/31/2002         $        13,168       $       12,543         $      14,422         $        14,401
4/30/2002         $        13,279       $       12,648         $      14,651         $        14,620
5/31/2002         $        13,098       $       12,476         $      14,600         $        14,570
6/30/2002         $        12,444       $       11,853         $      14,092         $        14,046
7/31/2002         $        12,100       $       11,525         $      13,689         $        13,655
8/31/2002         $        12,142       $       11,565         $      13,867         $        13,781
9/30/2002         $        12,033       $       11,461         $      13,696         $        13,620
10/31/2002        $        11,908       $       11,342         $      13,613         $        13,522
11/30/2002        $        12,396       $       11,807         $      14,333         $        14,222
12/31/2002        $        12,485       $       11,892         $      14,508         $        14,387
1/31/2003         $        12,731       $       12,126         $      14,903         $        14,761
2/28/2003         $        12,885       $       12,273         $      15,123         $        14,977
3/31/2003         $        13,135       $       12,511         $      15,510         $        15,338
4/30/2003         $        13,800       $       13,144         $      16,303         $        16,098
5/31/2003         $        13,860       $       13,202         $      16,539         $        16,322
6/30/2003         $        14,244       $       13,568         $      17,022         $        16,799
7/31/2003         $        14,143       $       13,471         $      16,884         $        16,693
8/31/2003         $        14,271       $       13,593         $      17,073         $        16,858
9/30/2003         $        14,694       $       13,996         $      17,539         $        17,325
10/31/2003        $        14,988       $       14,276         $      17,897         $        17,647
11/30/2003        $        15,305       $       14,578         $      18,142         $        17,894
12/31/2003        $        15,690       $       14,945         $      18,562         $        18,347
1/31/2004         $        15,976       $       15,217         $      18,922         $        18,683
2/29/2004         $        15,891       $       15,136         $      18,931         $        18,698
3/31/2004         $        15,909       $       15,153         $      19,058         $        18,844
4/30/2004         $        15,926       $       15,170         $      19,031         $        18,774
5/31/2004         $        15,703       $       14,957         $      18,731         $        18,483
6/30/2004         $        15,942       $       15,185         $      19,021         $        18,764
7/31/2004         $        16,112       $       15,347         $      19,264         $        19,000
8/31/2004         $        16,362       $       15,585         $      19,578         $        19,320
9/30/2004         $        16,684       $       15,892         $      19,876         $        19,598
10/31/2004        $        16,976       $       16,170         $      20,218         $        19,927
11/30/2004        $        17,313       $       16,490         $      20,475         $        20,150
12/31/2004        $        17,543       $       16,710         $      20,782         $        20,465
1/31/2005         $        17,513       $       16,681         $      20,778         $        20,462
2/28/2005         $        17,769       $       16,925         $      21,052         $        20,741
3/31/2005         $        17,248       $       16,429         $      20,549         $        20,226
4/30/2005         $        16,991       $       16,184         $      20,345         $        20,050
05/31/2005        $        17,098       $       16,286         $      20,594         $        20,338

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Credit Suisse First Boston (CSFB) High Yield Index is a broad-based, unmanaged index that tracks the performance of high-yield bonds. The JP Morgan Global High Yield Index is designed to mirror the investable universe of the US dollar global high-yield corporate debt market, including domestic and international issues. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 05/31/05 (%)

   SHARE CLASS                    A                 B                  C             Z
   ---------------------------------------------------------------------------------------
   INCEPTION                   10/21/71          06/08/92           01/15/96      01/08/99
   ---------------------------------------------------------------------------------------
   SALES CHARGE            WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH    WITHOUT
   ---------------------------------------------------------------------------------------
   1-year                    8.93    3.76       8.13    3.13       8.29    7.29      9.21
   5-year                    3.49    2.48       2.72    2.45       2.88    2.88      3.74
   10-year                   5.51    5.00       4.72    4.72       4.85    4.85      5.68

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/05 (%)

   SHARE CLASS                    A                 B                  C             Z
   ---------------------------------------------------------------------------------------
   SALES CHARGE            WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH    WITHOUT
   ---------------------------------------------------------------------------------------
   1-year                    8.41    3.26       7.61    2.61       7.77    6.77      8.69
   5-year                    3.13    2.13       2.36    2.09       2.52    2.52      3.38
   10-year                   6.07    5.56       5.28    5.28       5.40    5.40      6.24

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12b-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER.

Class C is a newer class of shares. Its performance information includes returns of the fund's class B shares for periods prior to the inception of class C shares. Class B shares would have substantially similar annual returns because class B and class C shares generally have similar expense structures. Class A shares were initially offered on October 21, 1971, class B shares were initially offered on June 8, 1992, and class C shares were initially offered on January 15, 1996.

Class Z is a newer class of shares. Its performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to its inception. The returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been higher. Class Z shares were initially offered on January 8, 1999.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT
06/01/95 - 05/31/05 ($)

  SALES CHARGE:             WITHOUT          WITH
  ------------------------------------------------
  Class A                    17,098         16,286
  Class B                    15,862         15,862
  Class C                    16,054         16,054
  Class Z                    17,373            n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

FUND PROFILE
                                            COLUMBIA HIGH YIELD OPPORTUNITY FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

TOP 10 ISSUERS AS OF 05/31/05 (%)

   Qwest                                 2.2
   El Paso                               1.7
   Charter Communications Holdings       1.5
   Dex Media                             1.1
   Hollywood Casino Shreveport           1.1
   Spanish Broadcasting System           1.1
   Paxson Communications                 1.1
   MedQuest                              0.9
   Calpine                               0.9
   Allied Waste                          0.9

QUALITY BREAKDOWN AS OF 05/31/05 (%)

   AAA                     1.1
   BB                     11.5
   B                      47.9
   CCC                    29.7
   CC                      5.5
   Non-rated               4.3

MATURITY BREAKDOWN AS OF 05/31/05 (%)

   0-3 years               6.0
   3-5 years              11.2
   5-7 years              34.3
   7-10 years             40.1
   10-15 years             1.3
   15-20 years             0.6
   20-30 years             0.9
   Other                   5.6

PORTFOLIO STRUCTURE AS OF 05/31/05 (%)

   Corporate fixed-income bonds & notes   91.0
   Preferred stocks                        2.2
   Common Stocks and warrants              2.2
   Convertible bonds                       0.8
   Municipal bond (taxable)                0.6
   Cash equivalents, net other assets &    3.2
    liabilities

Maturity and quality breakdowns are calculated as a percentage of investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally-recognized rating agencies:
Standard & Poor's, a division of The McGraw-Hill Companies, Inc, Moody's Investors Service, Inc. or Fitch Ratings Ltd.

Portfolio structure and top 10 issuers are calculated as a percentage of net assets.

Management Style is determined by Columbia Management, and is based on the investment strategy and process as outlined in the fund's prospectus.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[SIDENOTE]

SUMMARY

- For the 12-month period ended May 31, 2005, the fund's class A shares returned 8.93% without sales charge.

- The fund's return was higher than the average return of the Lipper High Current Yield category, which was 8.60%, but below that of the Credit Suisse First Boston and JP Morgan Global High Yield indices, which returned 9.97% and 10.08%, respectively.

- The fund's emphasis on low quality bonds aided returns during the first half of the period but detracted somewhat from its competitive performance during the second half of the period.

CLASS A SHARES                    8.93%
CSFB HIGH YIELD INDEX             9.97%

The Credit Suisse First Boston (CSFB) High Yield Index is a broad-based, unmanaged index that tracks the performance of high-yield bonds. It is unmanaged and unavailable for investment. The JP Morgan Global High Yield Index is designed to mirror the investable universe of the US dollar global high-yield corporate debt market, including domestic and international issues. It is unmanaged and unavailable for investment.

                                    OBJECTIVE
                   Seeks high current income and total return

                                TOTAL NET ASSETS
                                 $510.8 million

MANAGEMENT STYLE

                      FIXED INCOME MATURITY
QUALITY              SHORT     INTERM     LONG
HIGH

MED

LOW                              X

UNDERSTANDING YOUR EXPENSES
                                            COLUMBIA HIGH YIELD OPPORTUNITY FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

12/01/04 - 05/31/05

                 ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE             EXPENSES PAID          FUND'S ANNUALIZED
              BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)         DURING THE PERIOD ($)     EXPENSE RATIO (%)
                ACTUAL      HYPOTHETICAL      ACTUAL      HYPOTHETICAL      ACTUAL      HYPOTHETICAL
   Class A     1,000.00       1,000.00        988.03        1,019.20         5.70            5.79              1.15
   Class B     1,000.00       1,000.00        984.39        1,015.46         9.40            9.55              1.90
   Class C     1,000.00       1,000.00        985.09        1,016.21         8.66            8.80              1.75
   Class Z     1,000.00       1,000.00        989.28        1,020.44         4.46            4.53              0.90

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the distributor not waived or reimbursed a portion of class C shares' expenses, class C shares' total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only continuing costs of investing in the fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[SIDENOTE]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from Columbia Funds Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611

- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

ECONOMIC UPDATE
                                            COLUMBIA HIGH YIELD OPPORTUNITY FUND

The US economy moved ahead at a steady pace during the 12-month period that began June 1, 2004 and ended May 31, 2005. Gross domestic product expanded at an estimated annualized rate of approximately 3.7% as job growth helped buoy consumer spending and rising profits boosted business spending. Record high energy prices failed to put a damper on growth as the economy actually gained strength as the period wore on.

Job growth dominated the economic news and drove consumer confidence readings both up and down, depending on the number of new jobs reported. Overall, the labor market improved during the period and consumers remained significantly more optimistic about prospects for the US economy and about their own employment than they were a year ago.

Consumer spending grew during the period, as retail sales and the housing market remained strong. The business sector also contributed to the economy's solid pace. Yet, given a maturing economic cycle, two straight years of double-digit profit growth and a significant build-up of cash on corporate balance sheets, business spending was not as robust as expected.

BONDS DELIVERED SOLID GAINS

The US bond market delivered solid returns despite rising short-term interest rates, which historically have driven yields on other maturity ranges higher--and bond prices lower. That was not the case over the past 12 months. After a brief period of volatility early in 2005, the yield on the 10-year U.S. Treasury note, a bellwether for the bond market, ended the period at 4.0%--significantly lower than where it started the period at 4.6%.

In this environment, the Lehman Brothers Aggregate Bond Index returned 6.82% for the 12-month period. Municipal bonds did even better as state revenues strengthened and fiscal constraints helped many states balance their budgets. High-yield bonds led the fixed income markets, as a stronger economy resulted in improved credit ratings, stronger balance sheets and higher profits for many companies in the high-yield universe. The Merrill Lynch US High Yield, Cash Pay Index returned 10.16%. However, the sector was hit hard late in the period by news that GM and Ford bonds had been downgraded to junk status, and high-yield bonds gave back a portion of their earlier gains in the final months of the period. The riskiest high-yield bonds were hurt the most.

SHORT-TERM INTEREST RATES MOVED HIGHER

After a year of the lowest short-tem interest rates in recent history, the Federal Reserve Board (the Fed) raised the federal funds rate, a key short-term rate, from 1.0% to 3.0%(1) during the period. From the outset, the Fed indicated that it would raise short-term interest rates at a "measured pace" in an attempt to balance economic growth against inflationary pressures, and so far each of the eight increases have been in one-quarter percentage point increments. In recent testimony, Fed chairman Greenspan suggested that future increases would likely follow the same gradual course.

STOCKS OUTPERFORMED BONDS

Buoyed by strong gains in the fourth quarter of 2004, the S&P 500 Index returned 8.24% for the period. Returns were lackluster throughout most of 2004, but most segments of the stock market bounced back after the presidential election was settled in November. Stocks retreated early in 2005 as rising energy prices and higher interest rates turned investors cautious once again. Small and mid-cap stocks did significantly better than large cap stocks in the first half of the period, but large-cap stocks pulled ahead in the second half. Value stocks led growth stocks by a significant margin.

(1) On June 30, the federal funds rate was raised to 3.25%.

[SIDENOTE]

SUMMARY
FOR THE 12-MONTH PERIOD ENDED
MAY 31, 2005

- BONDS CHALKED UP SOLID GAINS AS MEASURED BY THE LEHMAN BROTHERS AGGREGATE BOND INDEX. HIGH-YIELD BONDS LED THE FIXED INCOME MARKETS, AS MEASURED BY THE MERRILL LYNCH US HIGH YIELD, CASH PAY INDEX. HOWEVER, THEY GAVE BACK SOME OF THEIR RETURN IN THE LAST MONTHS OF THE PERIOD.

   LEHMAN INDEX                 6.82%
   MERRILL LYNCH INDEX         10.16%

- STOCKS OUTPERFORMED MOST SEGMENTS OF THE BOND MARKET, AS MEASURED BY THE S&P 500 INDEX. MOST OF THE PERIOD'S GAINS WERE GENERATED DURING A FOURTH-QUARTER RALLY IN 2004. VALUE STOCKS OUTPERFORMED GROWTH STOCKS, AS MEASURED BY THE RUSSELL 1000 VALUE INDEX.

   S&P 500 INDEX       8.24%
   RUSSELL INDEX      15.49%

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues.

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The Russell 1000 Value Index is an unmanaged index that tracks the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

PORTFOLIO MANAGERS' REPORT
                                            COLUMBIA HIGH YIELD OPPORTUNITY FUND

For the 12-month period ended May 31, 2005, class A shares of Columbia High Yield Opportunity Fund returned 8.93% without sales charge. The fund underperformed its benchmarks, the CSFB High Yield Index and the JP Morgan Global High Yield Index, which returned 9.97% and 10.08%, respectively. It outperformed its peer group, the Lipper High Current Yield Funds Category, which averaged a return of 8.60% for the same period(1). Generally speaking, performance differences among the fund, the indices and the peer group were determined by the degree to which they owned lower quality securities. The fund's emphasis on low quality bonds aided returns during the first half of the period but detracted somewhat from competitive performance during the second half of the period.

HIGH-YIELD RALLY PAUSED

When the period began, high-yield bonds were the best-performing asset class in the fixed-income marketplace. Securities rated below investment-grade were the primary beneficiaries of the growing economy and the accompanying decline in corporate default rates. As a result of these positive factors, investors became increasingly willing to pursue lower quality companies to achieve yield levels that were unavailable in the Treasury market. Even within the high-yield category, the lowest quality issues were the strongest performers, a trend that greatly benefited the fund with its relatively high exposure to the lower end of the credit spectrum.

However, the landscape began to change in March. Early in the month, the yield advantage of lower quality bonds over investment-grade securities narrowed to historical lows. The sector was subsequently hurt by the deteriorating credit quality of Ford and GM, which created concern that leveraged hedge funds and investment-grade managers might be forced to sell their positions. By the end of the period, the average yield spread between high-yield and investment-grade bonds had widened again--by more than one and one-half percentage points.

TELECOM LED THE MARKET

Bonds of wireless telecom providers were especially strong over the past year, driven by strong subscriber growth and steady revenue per user. However, the most important catalyst to the sector's strong market performance was the wave of consolidation that has swept through the industry. A groundbreaking merger between Cingular and AT&T Wireless, two companies not in the fund's portfolio, closed mid way through 2004. Late in 2004, it was announced that Nextel and Sprint would merge and early in 2005 news broke that ALLTEL would purchase Western Wireless. The fund registered a solid gain when it sold its Western Wireless bonds after the takeover announcement. Positions in Nextel bonds (and common stock) as well as the bonds of several companies affiliated with Sprint also aided performance.

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

[SIDENOTE]

NET ASSET VALUE PER SHARE AS OF 05/31/05 ($)

   Class A                        4.56
   Class B                        4.56
   Class C                        4.56
   Class Z                        4.56

DISTRIBUTIONS DECLARED PER SHARE 06/01/04 - 05/31/05 ($)

   Class A                        0.38
   Class B                        0.35
   Class C                        0.35
   Class Z                        0.39

SEC YIELDS AS OF 05/31/05 (%)

   Class A                        8.65
   Class B                        8.33
   Class C                        8.47
   Class Z                        9.34

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

HOLDINGS DISCUSSED IN THIS REPORT AS OF 05/31/05 (%)

   Nextel Communications           0.6
   Nextel Partners                 0.2
   Northwest Airlines              0.5
   Tembec Industries               0.2
   Abitibi Consolidated            0.3

Your fund is actively managed and the composition of its portfolio will change over time. Holdings discussed are calculated as a percentage of net assets.

Although the fund benefited from its underweight and higher quality positioning in the automotive sector, it was hurt by its holdings in the airline and paper and packaging industries. We sold the fund's Delta Airlines holdings but retained our position in Northwest Airlines, whose financial condition has since weakened considerably amid higher oil prices and a protracted wage-and-benefit struggle with its labor unions. In the paper and packaging industry the inability to pass on higher costs hurt results, and fund holdings such as Abitibi Consolidated and Tembec Industries were poor performers.

LOOKING AHEAD

We believe that solid economic growth will continue to create a favorable environment for the high-yield market, although growth is likely to be slower than it was in 2004. So far, the Federal Reserve has balanced economic growth and inflation through a series of short-term interest-rate hikes, which commenced in June 2004. As long as inflation is kept in check and short-term rate increases do not exceed expectations, we are optimistic about the prospects for the high-yield market.

[PHOTO OF THOMAS A. LAPOINTE]

   Thomas A. LaPointe, CFA, has co-managed Columbia High Yield Opportunity Fund since February 2003 and has been with the advisor or its predecessors or affiliate organizations since February 1999.

   /s/ Thomas A. LaPointe

[PHOTO OF KEVIN L. CRONK]

   Kevin L. Cronk, CFA has co-managed the fund since February 2003 and has been with the advisor or its predecessors or affiliate organizations since August 1999.

   /s/ Kevin L. Cronk

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investing in high-yield securities (commonly known as "junk bonds") offers the potential for high current income and attractive total return, but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds. When interest rates go up, bond prices typically drop, and vice versa, International investing involves special risks, including foreign taxation, currency fluctuation, risks associated with possible differences in financial standards and other monetary and political risks.

[SIDENOTE]

AS LONG AS INFLATION IS KEPT IN CHECK AND SHORT-TERM RATE INCREASES DO NOT EXCEED EXPECTATIONS, WE ARE OPTIMISTIC ABOUT THE PROSPECTS FOR THE HIGH-YIELD MARKET.

INVESTMENT PORTFOLIO
MAY 31, 2005                                COLUMBIA HIGH YIELD OPPORTUNITY FUND

                                                                                                          PAR ($)      VALUE ($)
-------------------------------------------------------   ----------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - 91.0%

BASIC MATERIALS - 9.0%

CHEMICALS - 4.3%

AGRICULTURAL CHEMICALS - 1.9%

                                       IMC Global, Inc.   10.875% 08/01/13                              2,150,000      2,515,500

                                    Terra Capital, Inc.   12.875% 10/15/08                              3,220,000      3,807,650

                                      UAP Holding Corp.   (a) 07/15/12
                                                          (10.750% 01/15/08)                            2,190,000      1,752,000

                                   United Agri Products   8.250% 12/15/11                               1,717,000      1,742,755

                                                                                                                       9,817,905
CHEMICALS - DIVERSIFIED - 1.8%

                          BCP Crystal US Holdings Corp.   9.625% 06/15/14                                 917,000      1,027,040

                                  Equistar Chemicals LP   10.625% 05/01/11                                625,000        692,188

                             Huntsman International LLC   7.375% 01/01/15 (b)                           1,415,000      1,390,237

                                           Huntsman LLC   12.000% 07/15/12 (b)                          1,570,000      1,805,500

                    Innophos Investments Holdings, Inc.   PIK,
                                                          11.268% 02/15/15 (b)(c)                       1,039,007        924,707

                                  Lyondell Chemical Co.   9.625% 05/01/07                               1,250,000      1,325,000
                                                          10.875% 05/01/09                                 25,000         25,750

                                   NOVA Chemicals Corp.   6.500% 01/15/12                                 780,000        760,500

                                Westlake Chemical Corp.   8.750% 07/15/11                               1,112,000      1,206,520

                                                                                                                       9,157,442
CHEMICALS - SPECIALTY - 0.6%

                                              Rhodia SA   8.875% 06/01/11                               3,040,000      2,895,600

                                                                                                                       2,895,600

                                                                                                  Chemicals Total     21,870,947
FOREST PRODUCTS & PAPER - 3.4%

FORESTRY - 0.5%

                    Millar Western Forest Products Ltd.   7.750% 11/15/13                               1,695,000      1,550,925

                                Tembec Industries, Inc.   8.500% 02/01/11                               1,605,000      1,243,875

                                                                                                                       2,794,800
PAPER & RELATED PRODUCTS - 2.9%

                             Abitibi-Consolidated, Inc.   8.375% 04/01/15                               1,375,000      1,350,937

                                      Boise Cascade LLC   6.016% 10/15/12 (b)(c)                        1,110,000      1,087,800
                                                          7.125% 10/15/14 (b)                           1,250,000      1,184,375

                                 See accompanying notes to financial statements.

                                                                                                          PAR ($)      VALUE ($)
-------------------------------------------------------   ----------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

BASIC MATERIALS - (CONTINUED)

FOREST PRODUCTS & PAPER - (CONTINUED)

                             Buckeye Technologies, Inc.   8.500% 10/01/13                                 480,000        494,400
                                                          9.250% 09/15/08                               1,584,000      1,584,000

                             Caraustar Industries, Inc.   9.875% 04/01/11                               1,175,000      1,142,687

                                    Fraser Papers, Inc.   8.750% 03/15/15 (b)                           1,695,000      1,536,094

                                  Georgia-Pacific Corp.   8.000% 01/15/24                               1,005,000      1,150,725

                                     Neenah Paper, Inc.   7.375% 11/15/14 (b)                             790,000        746,550

                                     Newark Group, Inc.   9.750% 03/15/14                               2,385,000      2,074,950

                                          NewPage Corp.   10.000% 05/01/12 (b)                            920,000        901,600
                                                          12.000% 05/01/13 (b)                          1,150,000      1,124,125

                                Norske Skog Canada Ltd.   8.625% 06/15/11                                 450,000        454,500

                                                                                                                      14,832,743

                                                                                    Forest Products & Paper Total     17,627,543
IRON/STEEL - 0.8%

METAL - IRON - 0.5%

                                  Wise Metals Group LLC   10.250% 05/15/12                              2,785,000      2,311,550

                                                                                                                       2,311,550
STEEL - PRODUCERS - 0.2%

                                   Steel Dynamics, Inc.   9.500% 03/15/09                               1,080,000      1,150,200

                                                                                                                       1,150,200
STEEL - SPECIALTY - 0.1%

                                     UCAR Finance, Inc.   10.250% 02/15/12                                585,000        609,863

                                                                                                                         609,863

                                                                                                 Iron/Steel Total      4,071,613
METALS & MINING - 0.5%

METAL - ALUMINUM - 0.4%

                       Kaiser Aluminum & Chemical Corp.   10.875% 10/15/06 (d)                          2,385,000      2,086,875

                                                                                                                       2,086,875
MINING SERVICES - 0.1%

                     HudBay Mining & Smelting Co., Ltd.   9.625% 01/15/12 (b)                             560,000        543,200

                                                                                                                         543,200

                                                                                            Metals & Mining Total      2,630,075
                                                                                                                    ------------
                                                                                            BASIC MATERIALS TOTAL     46,200,178

See accompanying notes to financial statements.

                                                                                                          PAR ($)      VALUE ($)
-------------------------------------------------------   ----------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

COMMUNICATIONS - 18.5%

MEDIA - 8.6%

BROADCAST SERVICES/PROGRAMS - 0.6%

                            Fisher Communications, Inc.   8.625% 09/15/14                               1,060,000      1,126,250

                      XM Satellite Radio Holdings, Inc.   8.710% 05/01/09 (c)                           1,675,000      1,691,750

                                                                                                                       2,818,000
CABLE TV - 3.6%

                         Atlantic Broadband Finance LLC   9.375% 01/15/14 (b)                           1,855,000      1,743,700

                              Cablevision Systems Corp.   7.890% 04/01/09 (b)(c)                          235,000        245,575
                                                          8.000% 04/15/12 (b)                             675,000        704,531

                    Charter Communications Holdings LLC   9.920% 04/01/11                               8,210,000      5,993,300
                                                          10.250% 09/15/10                              1,500,000      1,518,750

                                     CSC Holdings, Inc.   6.750% 04/15/12 (b)                             625,000        632,813
                                                          7.625% 04/01/11                                 700,000        742,000

                                     Insight Midwest LP   9.750% 10/01/09                               1,255,000      1,311,475

                       Northland Cable Television, Inc.   10.250% 11/15/07                              2,180,000      2,147,300

                 Pegasus Satellite Communications, Inc.   11.250% 01/15/10 (b)(d)                       2,325,000      1,336,875

                               Telenet Group Holding NV   (a) 06/15/14
                                                          (11.250% 12/15/08) (b)                        2,545,000      1,870,575

                                                                                                                      18,246,894
MULTIMEDIA - 1.4%

                         Advanstar Communications, Inc.   (a) 10/15/11
                                                          (15.000% 10/15/05)                            1,825,000      1,770,250
                                                          12.000% 02/15/11                              1,945,000      2,047,112

                     Haights Cross Communications, Inc.   (a) 08/15/11
                                                          (12.500% 02/01/09)                            2,325,000      1,418,250

                            Haights Cross Operating Co.   11.750% 08/15/11                              1,250,000      1,356,250
                                                          11.750% 08/15/11 (b)                            570,000        618,450

                                                                                                                       7,210,312
PUBLISHING - NEWSPAPERS - 0.5%

                                        Hollinger, Inc.   11.875% 03/01/11 (b)(e)                       1,009,000      1,039,270
                                                          12.875% 03/01/11 (b)                          1,474,000      1,621,400

                                                                                                                       2,660,670
PUBLISHING - PERIODICALS - 1.6%

                 CBD Media Holdings LLC & Finance, Inc.   9.250% 07/15/12                               1,335,000      1,301,625

                                 See accompanying notes to financial statements.

                                                                                                          PAR ($)      VALUE ($)
-------------------------------------------------------   ----------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

COMMUNICATIONS - (CONTINUED)

MEDIA - (CONTINUED)

                                        Dex Media, Inc.   (a) 11/15/13
                                                          (9.000% 11/15/08)                             1,350,000      1,076,625

                                     Dex Media East LLC   12.125% 11/15/12                                518,000        620,305

                                     Dex Media West LLC   9.875% 08/15/13                               3,607,000      4,130,015

                                  WDAC Subsidiary Corp.   8.375% 12/01/14 (b)                           1,385,000      1,294,975

                                                                                                                       8,423,545
TELEVISION - 0.9%

                            Paxson Communications Corp.   (a) 01/15/09
                                                          (12.250% 01/15/06)                            1,955,000      1,808,375
                                                          10.750% 07/15/08                              1,725,000      1,681,875

                         Sinclair Broadcast Group, Inc.   8.750% 12/15/11                               1,000,000      1,060,000

                                                                                                                       4,550,250

                                                                                                      Media Total     43,909,671
TELECOMMUNICATION SERVICES - 9.9%

CELLULAR TELECOMMUNICATIONS - 3.2%

                                American Cellular Corp.   10.000% 08/01/11                              1,955,000      1,906,125

                                Dobson Cellular Systems   8.375% 11/01/11 (b)                             525,000        532,875

                            Dobson Communications Corp.   8.875% 10/01/13                               3,010,000      2,445,625

                                      Horizon PCS, Inc.   11.375% 07/15/12 (b)                            325,000        356,687

                                        iPCS Escrow Co.   11.500% 05/01/12                                910,000      1,005,550

                                  Nextel Partners, Inc.   8.125% 07/01/11                               1,070,000      1,163,625

                                    Rogers Cantel, Inc.   9.750% 06/01/16                               2,080,000      2,496,000

                                  Rogers Wireless, Inc.   8.000% 12/15/12                               1,295,000      1,385,650

                                   Rural Cellular Corp.   8.250% 03/15/12                               1,355,000      1,377,019

                                UbiquiTel Operating Co.   9.875% 03/01/11                               1,520,000      1,641,600

                                       US Unwired, Inc.   10.000% 06/15/12                              1,845,000      2,020,275

                                                                                                                      16,331,031
SATELLITE TELECOMMUNICATIONS - 1.4%

                                Inmarsat Finance II PLC   (a) 11/15/12
                                                          (10.375% 11/15/08)                            2,285,000      1,679,475

See accompanying notes to financial statements.

                                                                                                          PAR ($)      VALUE ($)
-------------------------------------------------------   ----------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

COMMUNICATIONS - (CONTINUED)

TELECOMMUNICATION SERVICES - (CONTINUED)

                                  Intelsat Bermuda Ltd.   8.250% 01/15/13 (b)                           2,500,000      2,537,500

                                New Skies Satellites NV   9.125% 11/01/12 (b)                           1,195,000      1,183,050

                                         PanAmSat Corp.   9.000% 08/15/14                                 696,000        756,900

                           Zeus Special Subsidiary Ltd.   (a) 02/01/15
                                                          (9.250% 02/01/10) (b)                         1,780,000      1,121,400

                                                                                                                       7,278,325
TELECOMMUNICATION EQUIPMENT - 0.3%

                              Lucent Technologies, Inc.   6.450% 03/15/29                               1,890,000      1,634,850

                                                                                                                       1,634,850
TELECOMMUNICATION SERVICES - 1.2%

                                               Axtel SA   11.000% 12/15/13                              2,580,000      2,754,150

                              Time Warner Telecom, Inc.   9.750% 07/15/08                                 730,000        730,000
                                                          10.125% 02/01/11                              2,690,000      2,609,300

                                                                                                                       6,093,450
TELEPHONE - INTEGRATED - 3.0%

                                  Cincinnati Bell, Inc.   8.375% 01/15/14                               2,935,000      2,883,637

                            Qwest Capital Funding, Inc.   7.250% 02/15/11                               3,790,000      3,505,750
                                                          7.750% 02/15/31                               2,385,000      1,949,738

                                   Qwest Services Corp.   14.000% 12/15/10 (b)                          5,045,000      5,726,075

                                           US LEC Corp.   11.890% 10/01/09 (c)                          1,210,000      1,249,325

                                                                                                                      15,314,525
WIRELESS EQUIPMENT - 0.8%

                                  American Towers, Inc.   7.250% 12/01/11                               1,825,000      1,911,688

                           SBA Telecommunications, Inc.   (a) 12/15/11
                                                          (9.750% 12/15/07)                             1,320,000      1,155,000

                                      SpectraSite, Inc.   8.250% 05/15/10                               1,000,000      1,057,500

                                                                                                                       4,124,188

                                                                                 Telecommunication Services Total     50,776,369
                                                                                                                    ------------
                                                                                             COMMUNICATIONS TOTAL     94,686,040

                                 See accompanying notes to financial statements.

                                                                                                          PAR ($)      VALUE ($)
-------------------------------------------------------   ----------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

CONSUMER CYCLICAL - 19.7%

AIRLINES - 0.9%

                             Continental Airlines, Inc.   7.568% 12/01/06                               2,725,000      2,261,750

                               Northwest Airlines, Inc.   9.875% 03/15/07                               3,820,000      2,387,500

                                                                                                                       4,649,250

                                                                                                   Airlines Total      4,649,250
APPAREL - 1.5%

APPAREL MANUFACTURERS - 1.5%

                                    Broder Brothers Co.   11.250% 10/15/10                                795,000        822,825
                                                          11.250% 10/15/10 (b)                            785,000        812,475

                                     Levi Strauss & Co.   9.750% 01/15/15 (b)                           4,010,000      3,899,725

                              Phillips-Van Heusen Corp.   7.250% 02/15/11                               1,010,000      1,032,725
                                                          8.125% 05/01/13                               1,000,000      1,050,000

                                                                                                                       7,617,750

                                                                                                    Apparel Total      7,617,750
AUTO MANUFACTURERS - 0.5%

AUTO - CARS/LIGHT TRUCKS - 0.2%

                                   General Motors Corp.   8.375% 07/15/33                               1,105,000        850,850

                                                                                                                         850,850
AUTO - MEDIUM & HEAVY DUTY TRUCKS - 0.3%

                           Navistar International Corp.   7.500% 06/15/11                               1,695,000      1,707,713

                                                                                                                       1,707,713

                                                                                         Auto Manufacturers Total      2,558,563
AUTO PARTS & EQUIPMENT - 1.9%

AUTO/TRUCK PARTS & EQUIPMENT - ORIGINAL - 0.9%

                       Cooper-Standard Automotive, Inc.   8.375% 12/15/14                               2,915,000      2,419,450

                         Delco Remy International, Inc.   9.375% 04/15/12                               1,540,000      1,170,400

                                   Dura Operating Corp.   8.625% 04/15/12                               1,300,000      1,176,500

                                                                                                                       4,766,350
AUTO/TRUCK PARTS & EQUIPMENT - REPLACEMENT - 0.3%

                                          Rexnord Corp.   10.125% 12/15/12                              1,360,000      1,431,400

                                                                                                                       1,431,400

See accompanying notes to financial statements.

                                                                                                          PAR ($)      VALUE ($)
-------------------------------------------------------   ----------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

CONSUMER CYCLICAL - (CONTINUED)

AUTO PARTS & EQUIPMENT - (CONTINUED)

RUBBER - TIRES - 0.7%

                             Goodyear Tire & Rubber Co.   7.857% 08/15/11                               2,960,000      2,834,200
                                                          11.000% 03/01/11                                455,000        505,050

                                                                                                                       3,339,250

                                                                                     Auto Parts & Equipment Total      9,537,000
DISTRIBUTION/WHOLESALE - 0.2%

DISTRIBUTION/WHOLESALE - 0.2%

                                      Buhrmann US, Inc.   7.875% 03/01/15 (b)                             945,000        907,200

                                                                                                                         907,200

                                                                                     Distribution/Wholesale Total        907,200
ENTERTAINMENT - 2.7%

GAMBLING (NON-HOTEL) - 0.5%

                                 Global Cash Access LLC   8.750% 03/15/12                               2,245,000      2,413,375

                                                                                                                       2,413,375
MUSIC - 0.7%

                     Steinway Musical Instruments, Inc.   8.750% 04/15/11                               1,485,000      1,544,400

                                     Warner Music Group   7.375% 04/15/14                                 270,000        268,650

                                     WMG Holdings Corp.   PIK,
                                                          9.760% 12/15/14 (b)(c)                        1,730,000      1,711,181

                                                                                                                       3,524,231
RESORTS/THEME PARKS - 0.6%

                                        Six Flags, Inc.   9.625% 06/01/14                               3,550,000      3,070,750

                                                                                                                       3,070,750
THEATERS - 0.9%

                                AMC Entertainment, Inc.   9.875% 02/01/12                               3,075,000      3,059,717

                                  LCE Acquisition Corp.   9.000% 08/01/14 (b)                           1,910,000      1,852,700

                                                                                                                       4,912,417

                                                                                              Entertainment Total     13,920,773
HOME BUILDERS - 1.4%

BUILDING - RESIDENTIAL/COMMERCIAL - 1.4%

                                      D.R. Horton, Inc.   9.750% 09/15/10                               2,400,000      2,820,000

                         K. Hovnanian Enterprises, Inc.   8.875% 04/01/12                               1,435,000      1,528,275
                                                          10.500% 10/01/07                              1,930,000      2,123,000

                                 See accompanying notes to financial statements.

                                                                                                          PAR ($)      VALUE ($)
-------------------------------------------------------   ----------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

CONSUMER CYCLICAL - (CONTINUED)

HOME BUILDERS - (CONTINUED)

                                 Standard-Pacific Corp.   9.250% 04/15/12                                 625,000        687,500

                                                                                                                       7,158,775

                                                                                              Home Builders Total      7,158,775
HOME FURNISHINGS - 0.7%

APPLIANCES - 0.3%

                                        ALH Finance LLC   8.500% 01/15/13                               1,835,000      1,660,675

                                                                                                                       1,660,675
HOME FURNISHINGS - 0.4%

                                   WII Components, Inc.   10.000% 02/15/12                              1,990,000      1,940,250

                                                                                                                       1,940,250

                                                                                           Home Furnishings Total      3,600,925
LEISURE TIME - 1.1%

RECREATIONAL CENTERS - 1.1%

                            AMF Bowling Worldwide, Inc.   10.000% 03/01/10                              1,655,000      1,655,000

                                 Equinox Holdings, Inc.   9.000% 12/15/09                               2,270,000      2,326,750

                        Town Sports International, Inc.   (a) 02/01/14
                                                          (11.000% 02/01/09)                            2,670,000      1,535,250

                                                                                                                       5,517,000

                                                                                               Leisure Time Total      5,517,000
LODGING - 5.3%

CASINO HOTELS - 5.3%

          Circus & Eldorado/Silver Legacy Capital Corp.   10.125% 03/01/12                              1,870,000      1,958,825

                                  Hard Rock Hotel, Inc.   8.875% 06/01/13                               2,405,000      2,561,325

                            Hollywood Casino Shreveport   13.000% 08/01/06 (f)                          7,050,000      5,745,750

               Inn of the Mountain Gods Resort & Casino   12.000% 11/15/10                              1,620,000      1,871,100

                                             MGM Mirage   6.750% 09/01/12                               1,515,000      1,552,875

                        Mohegan Tribal Gaming Authority   6.125% 02/15/13 (b)                             380,000        381,900

                             Penn National Gaming, Inc.   6.750% 03/01/15 (b)                           2,470,000      2,482,350

                           Pinnacle Entertainment, Inc.   8.250% 03/15/12                                 955,000        959,775
                                                          8.750% 10/01/13                               1,685,000      1,743,975

                               River Rock Entertainment   9.750% 11/01/11                               1,295,000      1,398,600

See accompanying notes to financial statements.

                                                                                                          PAR ($)      VALUE ($)
-------------------------------------------------------   ----------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

CONSUMER CYCLICAL - (CONTINUED)

LODGING - (CONTINUED)

                                    Seneca Gaming Corp.   7.250% 05/01/12                               1,870,000      1,891,038

                                  Station Casinos, Inc.   6.875% 03/01/16                                 270,000        276,750

                              Virgin River Casino Corp.   (a) 01/15/13
                                                          (12.750% 01/15/09) (b)                        1,380,000        883,200
                                                          9.000% 01/15/12 (b)                             747,000        769,410

                                     Wynn Las Vegas LLC   6.625% 12/01/14 (b)                           2,455,000      2,356,800

                                                                                                                      26,833,673

                                                                                                    Lodging Total     26,833,673
RETAIL - 2.9%

RETAIL - AUTOMOBILES - 0.4%

                          Asbury Automotive Group, Inc.   8.000% 03/15/14                               1,990,000      1,900,450

                                                                                                                       1,900,450
RETAIL - DRUG STORES - 0.5%

                           Jean Coutu Group, Inc. (PJC)   8.500% 08/01/14                               1,425,000      1,385,812

                                         Rite Aid Corp.   7.500% 01/15/15 (b)                             630,000        584,325
                                                          9.250% 06/01/13                                 670,000        634,825

                                                                                                                       2,604,962
RETAIL - HOME FURNISHINGS - 0.3%

                                     Tempur-Pedic, Inc.   10.250% 08/15/10                              1,631,000      1,794,100

                                                                                                                       1,794,100
RETAIL - JEWELRY - 0.3%

                              Finlay Fine Jewelry Corp.   8.375% 06/01/12                               1,725,000      1,474,875

                                                                                                                       1,474,875
RETAIL - MAJOR DEPARTMENT STORES - 0.4%

                                             Saks, Inc.   7.000% 12/01/13                               2,283,000      2,080,384

                                                                                                                       2,080,384
RETAIL - PROPANE DISTRIBUTORS - 0.4%

                                 Ferrellgas Partners LP   8.750% 06/15/12                               1,455,000      1,433,175

                              Suburban Propane Partners   6.875% 12/15/13 (b)                             920,000        864,800

                                                                                                                       2,297,975
RETAIL - RESTAURANTS - 0.3%

                             Landry's Restaurants, Inc.   7.500% 12/15/14 (b)                           1,570,000      1,464,025

                                                                                                                       1,464,025

                                 See accompanying notes to financial statements.

                                                                                                          PAR ($)      VALUE ($)
-------------------------------------------------------   ----------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

CONSUMER CYCLICAL - (CONTINUED)

RETAIL - (CONTINUED)

RETAIL - VIDEO RENTAL - 0.3%

                                    Movie Gallery, Inc.   11.000% 05/01/12 (b)                          1,335,000      1,375,050

                                                                                                                       1,375,050

                                                                                                     Retail Total     14,991,821
TEXTILES - 0.6%

TEXTILE - PRODUCTS - 0.6%

                  Collins & Aikman Floorcoverings, Inc.   9.750% 02/15/10                               1,500,000      1,578,750

                                                INVISTA   9.250% 05/01/12 (b)                           1,390,000      1,511,625

                                                                                                                       3,090,375

                                                                                                   Textiles Total      3,090,375
                                                                                                                    ------------
                                                                                          CONSUMER CYCLICAL TOTAL    100,383,105

CONSUMER NON-CYCLICAL - 13.6%

AGRICULTURE - 0.2%

TOBACCO - 0.2%

                       Alliance One International, Inc.   11.000% 05/15/12 (b)                          1,220,000      1,241,350

                                                                                                                       1,241,350

                                                                                                 Agriculture Total     1,241,350
BEVERAGES - 0.1%

BEVERAGES - WINE/SPIRITS - 0.1%

                             Constellation Brands, Inc.   8.125% 01/15/12                                 320,000        334,400

                                                                                                                         334,400

                                                                                                  Beverages Total        334,400
BIOTECHNOLOGY - 0.4%

MEDICAL - BIOMEDICAL/GENE - 0.4%

                             Bio-Rad Laboratories, Inc.   7.500% 08/15/13                               2,015,000      2,115,750

                                                                                                                       2,115,750

                                                                                              Biotechnology Total      2,115,750
COMMERCIAL SERVICES - 4.0%

COMMERCIAL SERVICES - 0.8%

                                    Iron Mountain, Inc.   7.750% 01/15/15                               1,110,000      1,093,350

                           Language Line Holdings, Inc.   11.125% 06/15/12                              2,860,000      2,831,400

                                                                                                                       3,924,750

See accompanying notes to financial statements.

                                                                                                          PAR ($)      VALUE ($)
-------------------------------------------------------   ----------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

CONSUMER NON-CYCLICAL - (CONTINUED)

COMMERCIAL SERVICES - (CONTINUED)

COMMERCIAL SERVICES - FINANCE - 0.5%

                           Dollar Financial Group, Inc.   9.750% 11/15/11                               2,315,000      2,413,388

                                                                                                                       2,413,388
FUNERAL SERVICES & RELATED ITEMS - 0.4%

                            Service Corp. International   7.700% 04/15/09                               2,135,000      2,263,100

                                                                                                                       2,263,100
PRINTING - COMMERCIAL - 0.7%

                                         Sheridan Group   10.250% 08/15/11                              1,515,000      1,560,450

                                           Vertis, Inc.   13.500% 12/07/09 (b)                          2,565,000      1,923,750

                                                                                                                       3,484,200
PRIVATE CORRECTIONS - 0.8%

                           Corrections Corp. of America   6.250% 03/15/13 (b)                           1,955,000      1,891,462

                                        GEO Group, Inc.   8.250% 07/15/13                               2,200,000      2,117,500

                                                                                                                       4,008,962
RENTAL AUTO/EQUIPMENT - 0.8%

                                      NationsRent, Inc.   9.500% 10/15/10                               1,455,000      1,542,300
                                                          9.500% 05/01/15 (b)                           1,305,000      1,285,425

                                Williams Scotsman, Inc.   9.875% 06/01/07                               1,415,000      1,386,700

                                                                                                                       4,214,425

                                                                                        Commercial Services Total     20,308,825
COSMETICS/PERSONAL CARE - 1.1%

COSMETICS & TOILETRIES - 1.1%

                                 DEL Laboratories, Inc.   8.000% 02/01/12 (b)                           2,195,000      1,865,750

                                  Elizabeth Arden, Inc.   7.750% 01/15/14                               1,395,000      1,415,925

                         Revlon Consumer Products Corp.   8.625% 02/01/08                               1,405,000      1,299,625
                                                          9.500% 04/01/11 (b)                           1,245,000      1,145,400

                                                                                                                       5,726,700

                                                                                    Cosmetics/Personal Care Total      5,726,700
FOOD - 2.1%

FOOD - CONFECTIONERY - 0.6%

                                           Merisant Co.   9.500% 07/15/13 (b)                           1,855,000      1,363,425

                                Tabletop Holdings, Inc.   (a) 05/15/14
                                                          (12.250% 11/15/08) (b)                        5,295,000      1,906,200

                                                                                                                       3,269,625

                                 See accompanying notes to financial statements.

                                                                                                          PAR ($)      VALUE ($)
-------------------------------------------------------   ----------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

CONSUMER NON-CYCLICAL - (CONTINUED)

FOOD - (CONTINUED)

FOOD - MISCELLANEOUS/DIVERSIFIED - 0.9%

                                    Dole Food Co., Inc.   8.625% 05/01/09                               1,650,000      1,740,750

                           Pinnacle Foods Holding Corp.   8.250% 12/01/13                               2,310,000      1,963,500

                               Reddy Ice Holdings, Inc.   (a) 11/01/12
                                                          (10.500% 11/01/08) (b)                        1,220,000        835,700

                                                                                                                       4,539,950
FOOD - RETAIL - 0.6%

                         Stater Brothers Holdings, Inc.   8.125% 06/15/12                               2,970,000      2,880,900

                                                                                                                       2,880,900

                                                                                                       Food Total     10,690,475
HEALTHCARE SERVICES - 3.6%

DIALYSIS CENTERS - 0.3%

                                           DaVita, Inc.   7.250% 03/15/15 (b)                           1,330,000      1,336,650

                                                                                                                       1,336,650
MEDICAL - HMO - 0.2%

                             Coventry Health Care, Inc.   8.125% 02/15/12                                 945,000      1,013,513

                                                                                                                       1,013,513
MEDICAL - HOSPITALS - 0.8%

                                 Tenet Healthcare Corp.   9.875% 07/01/14                               3,865,000      4,135,550

                                                                                                                       4,135,550
MEDICAL - OUTPATIENT/HOME MEDICAL - 0.2%

                                   Select Medical Corp.   7.625% 02/01/15 (b)                           1,115,000      1,095,487

                                                                                                                       1,095,487
MRI/MEDICAL DIAGNOSTIC IMAGING - 1.4%

                          InSight Health Services Corp.   9.875% 11/01/11                               3,050,000      2,607,750

                                         MedQuest, Inc.   11.875% 08/15/12                              2,095,000      2,095,000

                                    MQ Associates, Inc.   (a) 08/15/12
                                                          (12.250% 08/15/08)                            4,665,000      2,659,050

                                                                                                                       7,361,800
PHYSICIAN PRACTICE MANAGEMENT - 0.7%

                             US Oncology Holdings, Inc.   8.620% 03/15/15 (b)(c)                        1,085,000      1,030,750

See accompanying notes to financial statements.

                                                                                                          PAR ($)      VALUE ($)
-------------------------------------------------------   ----------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

CONSUMER NON-CYCLICAL - (CONTINUED)

HEALTHCARE SERVICES - (CONTINUED)

                                      US Oncology, Inc.   9.000% 08/15/12                               2,280,000      2,416,800

                                                                                                                       3,447,550

                                                                                        Healthcare Services Total     18,390,550
HOUSEHOLD PRODUCTS/WARES - 1.1%

CONSUMER PRODUCTS - MISCELLANEOUS - 1.1%

                                  Amscan Holdings, Inc.   8.750% 05/01/14                               2,470,000      2,297,100

                                       Jostens IH Corp.   7.625% 10/01/12                                 620,000        598,300

                                 Playtex Products, Inc.   9.375% 06/01/11                               2,760,000      2,898,000

                                                                                                                       5,793,400

                                                                                   Household Products/Wares Total      5,793,400
PHARMACEUTICALS - 1.0%

MEDICAL - DRUGS - 0.7%

                                       Elan Finance PLC   7.750% 11/15/11 (b)                           2,690,000      2,313,400

                                  Warner Chilcott Corp.   8.750% 02/01/15 (b)                           1,160,000      1,090,400

                                                                                                                       3,403,800
MEDICAL - WHOLESALE DRUG DISTRIBUTION - 0.3%

                                            Nycomed A/S   PIK,
                                                          11.750% 09/15/13 (b)                 EUR      1,530,000      1,693,429

                                                                                                                       1,693,429

                                                                                            Pharmaceuticals Total      5,097,229
                                                                                                                    ------------
                                                                                      CONSUMER NON-CYCLICAL TOTAL     69,698,679
ENERGY - 6.2%

OIL & GAS - 2.8%

OIL & GAS DRILLING - 0.6%

                                    Ocean Rig Norway AS   10.250% 06/01/08                     USD      1,816,000      1,834,160

                              Pride International, Inc.   7.375% 07/15/14                                 960,000      1,039,200

                                                                                                                       2,873,360
OIL COMPANIES - EXPLORATION & PRODUCTION - 2.0%

                                Chesapeake Energy Corp.   7.500% 06/15/14                               1,145,000      1,230,875

                                Compton Petroleum Corp.   9.900% 05/15/09                               2,175,000      2,321,813

                                  Delta Petroleum Corp.   7.000% 04/01/15 (b)                           1,060,000        983,150

                                   Energy Partners Ltd.   8.750% 08/01/10                               1,570,000      1,624,950

                                 See accompanying notes to financial statements.

                                                                                                          PAR ($)      VALUE ($)
-------------------------------------------------------   ----------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

ENERGY - (CONTINUED)

OIl & GAS - (CONTINUED)

                          Magnum Hunter Resources, Inc.   9.600% 03/15/12                                 469,000        520,590

                                Petroquest Energy, Inc.   10.375% 05/15/12 (b)                          1,130,000      1,107,400

                                Whiting Petroleum Corp.   7.250% 05/01/12                               2,355,000      2,349,112

                                                                                                                      10,137,890
OIL REFINING & MARKETING - 0.2%

                           Premcor Refining Group, Inc.   7.500% 06/15/15                               1,015,000      1,101,275

                                                                                                                       1,101,275

                                                                                                  Oil & Gas Total     14,112,525
OIL & GAS SERVICES - 0.4%

OIL - FIELD SERVICES - 0.4%

                                Newpark Resources, Inc.   8.625% 12/15/07                               2,050,000      2,039,750

                                                                                                                       2,039,750

                                                                                         Oil & Gas Services Total      2,039,750
PIPELINES - 3.0%

PIPELINES - 3.0%

                                          Coastal Corp.   7.625% 09/01/08                                 500,000        493,750
                                                          7.750% 06/15/10                               3,765,000      3,746,175

                                  Dynegy Holdings, Inc.   6.875% 04/01/11                               1,875,000      1,781,250
                                                          9.875% 07/15/10 (b)                           1,230,000      1,331,475

                               Northwest Pipeline Corp.   8.125% 03/01/10                               1,040,000      1,128,400

                                            Sonat, Inc.   7.625% 07/15/11                               2,965,000      2,920,525

                               Southern Natural Gas Co.   8.875% 03/15/10                               1,630,000      1,770,588

                               Williams Companies, Inc.   8.125% 03/15/12                               1,935,000      2,191,387

                                                                                                                      15,363,550

                                                                                                  Pipelines Total     15,363,550
                                                                                                                    ------------
                                                                                                     ENERGY TOTAL     31,515,825
FINANCIALS - 2.0%

DIVERSIFIED FINANCIAL SERVICES - 1.2%

FINANCE - AUTO LOANS - 0.1%

                        General Motors Acceptance Corp.   6.875% 09/15/11                                 435,000        381,843

                                                                                                                         381,843

See accompanying notes to financial statements.

                                                                                                          PAR ($)      VALUE ($)
-------------------------------------------------------   ----------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

FINANCIALS - (CONTINUED)

DIVERSIFIED FINANCIAL SERVICES - (CONTINUED)

FINANCE - INVESTMENT BANKER/BROKER - 1.1%

                                E*Trade Financial Corp.   8.000% 06/15/11                               1,530,000      1,598,850

                                  LaBranche & Co., Inc.   11.000% 05/15/12                              3,755,000      4,055,400

                                                                                                                       5,654,250

                                                                             Diversified Financial Services Total      6,036,093
REAL ESTATE INVESTMENT TRUSTS - 0.5%

REITS - HOTELS - 0.1%

                             La Quinta Properties, Inc.   7.000% 08/15/12                                 585,000        604,012

                                                                                                                         604,012
REITS - MORTGAGE - 0.4%

                               Thornburg Mortgage, Inc.   8.000% 05/15/13                               1,885,000      1,885,000

                                                                                                                       1,885,000

                                                                              Real Estate Investment Trusts Total      2,489,012
SAVINGS & LOANS - 0.3%

SAVINGS & LOANS/ THRIFTS - WESTERN US - 0.3%

                                 Western Financial Bank   9.625% 05/15/12                               1,310,000      1,408,250

                                                                                                                       1,408,250

                                                                                            Savings & Loans Total      1,408,250
                                                                                                                    ------------
                                                                                                 FINANCIALS TOTAL      9,933,355
INDUSTRIALS - 16.6%

AEROSPACE & DEFENSE - 1.7%

AEROSPACE/DEFENSE - EQUIPMENT - 1.7%

                                        Argo-Tech Corp.   9.250% 06/01/11                               1,450,000      1,555,125

                                     BE Aerospace, Inc.   8.875% 05/01/11                               1,755,000      1,790,100

                                            Sequa Corp.   8.875% 04/01/08                               1,048,000      1,110,880
                                                          9.000% 08/01/09                                 890,000        952,300

                           Standard Aero Holdings, Inc.   8.250% 09/01/14 (b)                           1,495,000      1,539,850

                                        TransDigm, Inc.   8.375% 07/15/11                               1,660,000      1,726,400

                                                                                                                       8,674,655
ELECTRONICS - MILITARY - 0.0%

                                   Condor Systems, Inc.   11.875% 05/01/09 (d)(g)                       4,000,000         40,000

                                                                                                                          40,000
                                                                                                                    ------------
                                                                                        Aerospace & Defense Total      8,714,655

                                 See accompanying notes to financial statements.

                                                                                                          PAR ($)      VALUE ($)
-------------------------------------------------------   ----------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

INDUSTRIALS - (CONTINUED)

BUILDING MATERIALS - 1.4%

BUILDING & CONSTRUCTION PRODUCTS -
  MISCELLANEOUS - 0.4%

                             Associated Materials, Inc.   (a) 03/01/14
                                                          (11.250% 03/01/09)                            1,600,000        952,000

                                           Nortek, Inc.   8.500% 09/01/14                               1,110,000        993,450

                                                                                                                       1,945,450
BUILDING PRODUCTS - CEMENT/AGGREGATION - 0.7%

                                   RMCC Acquisition Co.   9.500% 11/01/12 (b)                           2,100,000      2,037,000

                                      US Concrete, Inc.   8.375% 04/01/14                               1,660,000      1,535,500

                                                                                                                       3,572,500
BUILDING PRODUCTS - DOORS & WINDOWS - 0.3%

                                             ACIH, Inc.   (a) 12/15/12
                                                          (11.500% 12/15/07) (b)                        2,400,000      1,512,000

                                                                                                                       1,512,000

                                                                                         Building Materials Total      7,029,950
ELECTRICAL COMPONENTS & EQUIPMENT - 0.4%

WIRE & CABLE PRODUCTS - 0.4%

                                    Coleman Cable, Inc.   9.875% 10/01/12 (b)                           2,385,000      2,206,125

                                                                                                                       2,206,125

                                                                                         Electrical Components &
                                                                                                  Equipment Total      2,206,125
ELECTRONICS - 0.5%

ELECTRONIC COMPONENTS - MISCELLANEOUS - 0.5%

                         Flextronics International Ltd.   6.250% 11/15/14                                 800,000        800,000

                                      Sanmina-SCI Corp.   6.750% 03/01/13 (b)                           1,825,000      1,724,625

                                                                                                                       2,524,625

                                                                                                Electronics Total      2,524,625
ENGINEERING & CONSTRUCTION - 0.6%

BUILDING & CONSTRUCTION - MISCELLANEOUS - 0.6%

                                    J. Ray McDermott SA   11.000% 12/15/13 (b)                          2,710,000      2,981,000

                                                                                                                       2,981,000

                                                                                 Engineering & Construction Total      2,981,000

See accompanying notes to financial statements.

                                                                                                          PAR ($)      VALUE ($)
-------------------------------------------------------   ----------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

INDUSTRIALS - (CONTINUED)

ENVIRONMENTAL CONTROL - 1.5%

NON-HAZARDOUS WASTE DISPOSAL - 1.4%

                       Allied Waste North America, Inc.   7.250% 03/15/15 (b)                           1,050,000        992,250
                                                          7.875% 04/15/13                               2,355,000      2,366,775
                                                          8.500% 12/01/08                                 495,000        512,325

                                   Waste Services, Inc.   9.500% 04/15/14 (b)                           2,994,000      2,949,090

                                                                                                                       6,820,440
RECYCLING - 0.1%

                            IMCO Recycling Escrow, Inc.   9.000% 11/15/14 (b)                             670,000        691,775

                                                                                                                         691,775

                                                                                      Environmental Control Total      7,512,215
HAND/MACHINE TOOLS - 0.1%

MACHINE TOOLS & RELATED PRODUCTS - 0.1%

                                           Newcor, Inc.   6.000% 01/31/13
                                                          (7.500% 01/31/08) (g)(h)                        847,510        516,981

                                                                                                                         516,981

                                                                                         Hand/Machine Tools Total        516,981
MACHINERY - DIVERSIFIED - 0.4%

MACHINERY - GENERAL INDUSTRY - 0.4%

                                   Douglas Dynamics LLC   7.750% 01/15/12 (b)                           1,980,000      1,910,700

                                                                                                                       1,910,700

                                                                                    Machinery - Diversified Total      1,910,700
METAL FABRICATE/HARDWARE - 1.5%

METAL PROCESSORS & FABRICATION - 1.0%

                          Altra Industrial Motion, Inc.   9.000% 12/01/11 (b)                           1,360,000      1,305,600

                                 Mueller Holdings, Inc.   (a) 04/15/14
                                                          (14.750% 04/15/09)                            1,490,000      1,065,350
                                                          10.000% 05/01/12                              1,065,000      1,118,250

                                           TriMas Corp.   9.875% 06/15/12                               1,725,000      1,388,625

                                                                                                                       4,877,825
METAL PRODUCTS - FASTENERS - 0.5%

                                       FastenTech, Inc.   11.500% 05/01/11                              2,500,000      2,637,500

                                                                                                                       2,637,500

                                                                                   Metal Fabricate/Hardware Total      7,515,325

                                 See accompanying notes to financial statements.

                                                                                                          PAR ($)      VALUE ($)
-------------------------------------------------------   ----------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

INDUSTRIALS - (CONTINUED)

MISCELLANEOUS MANUFACTURING - 2.0%

DIVERSIFIED MANUFACTURING OPERATORS - 1.4%

                                       Bombardier, Inc.   6.300% 05/01/14 (b)                           2,991,000      2,632,080

                                    JB Poindexter & Co.   8.750% 03/15/14                               1,915,000      1,809,675

                               Koppers Industries, Inc.   9.875% 10/15/13                               1,565,000      1,666,725

                               Trinity Industries, Inc.   6.500% 03/15/14                                 920,000        887,800

                                                                                                                       6,996,280
FILTRATION/SEPARATE PRODUCTS - 0.3%

                           Polypore International, Inc.   (a) 10/01/12
                                                          (10.500% 11/01/08) (b)                        2,730,000      1,371,825

                                                                                                                       1,371,825
MISCELLANEOUS MANUFACTURING - 0.3%

                                        Samsonite Corp.   8.875% 06/01/11                               1,615,000      1,687,675

                                                                                                                       1,687,675

                                                                                                    Miscellaneous
                                                                                              Manufacturing Total     10,055,780
PACKAGING & CONTAINERS - 2.8%

CONTAINERS - METAL/GLASS - 1.2%

                             Crown European Holdings SA   10.875% 03/01/13                              2,550,000      2,938,875

                         Owens-Brockway Glass Container   6.750% 12/01/14                               1,300,000      1,313,000
                                                          8.250% 05/15/13                               1,045,000      1,128,600

                                   Owens-Illinois, Inc.   7.500% 05/15/10                                 620,000        654,100

                                                                                                                       6,034,575
CONTAINERS - PAPER/PLASTIC - 1.6%

                         Consolidated Container Co. LLC   (a) 06/15/09
                                                          (10.750% 06/15/07)                            1,700,000      1,309,000

                                Jefferson Smurfit Corp.   8.250% 10/01/12                               1,675,000      1,658,250
                                                          PIK,
                                                          11.500% 10/01/15 (b)                 EUR      2,431,474      2,304,718

                                   MDP Acquisitions PLC   9.625% 10/01/12                      USD      1,990,000      1,980,050

                                Portola Packaging, Inc.   8.250% 02/01/12                               1,700,000      1,062,500

                                       Tekni-Plex, Inc.   8.750% 11/15/13 (b)                             230,000        200,100

                                                                                                                       8,514,618

                                                                                     Packaging & Containers Total     14,549,193

See accompanying notes to financial statements.

                                                                                                          PAR ($)      VALUE ($)
-------------------------------------------------------   ----------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

INDUSTRIALS - (CONTINUED)
Transportation - 3.7%
TRANSPORTATION - MARINE - 1.5%

                        Ship Finance International Ltd.   8.500% 12/15/13                               4,060,000      3,887,450

                                               Stena AB   7.500% 11/01/13                               2,405,000      2,314,812
                                                          9.625% 12/01/12                               1,505,000      1,614,113

                                                                                                                       7,816,375
TRANSPORTATION - RAIL - 0.6%

                                           TFM SA de CV   9.375% 05/01/12 (b)                           1,955,000      2,023,425
                                                          12.500% 06/15/12                                780,000        904,800

                                                                                                                       2,928,225
TRANSPORTATION - SERVICES - 1.2%

                                   CHC Helicopter Corp.   7.375% 05/01/14                               1,820,000      1,756,300
                                                          7.375% 05/01/14 (b)                           1,355,000      1,307,575

                            Petroleum Helicopters, Inc.   9.375% 05/01/09                               3,125,000      3,234,375

                                                                                                                      6,298,250
TRANSPORTATION - TRUCK - 0.4%

                                  Allied Holdings, Inc.   8.625% 10/01/07                                 730,000        270,100

                                                QDI LLC   9.000% 11/15/10                               1,970,000      1,792,700

                                                                                                                       2,062,800

                                                                                             Transportation Total     19,105,650
                                                                                                                     -----------
                                                                                                INDUSTRIALS TOTAL     84,622,199
TECHNOLOGY - 0.3%
SEMICONDUCTORS - 0.3%
ELECTRONIC COMPONENTS - SEMICONDUCTORS - 0.3%

                                 Amkor Technology, Inc.   9.250% 02/15/08                               1,925,000      1,694,000

                                                                                                                       1,694,000

                                                                                             Semiconductors Total      1,694,000
                                                                                                                     -----------
                                                                                                 TECHNOLOGY TOTAL      1,694,000
UTILITIES - 5.1%
ELECTRIC - 5.1%
ELECTRIC - GENERATION - 1.1%

                                              AES Corp.   9.000% 05/15/15 (b)                             610,000        681,675
                                                          9.500% 06/01/09                               1,553,000      1,723,830

                                  Edison Mission Energy   9.875% 04/15/11                               2,090,000      2,424,400

                                 See accompanying notes to financial statements.

                                                                                                          PAR ($)      VALUE ($)
-------------------------------------------------------   ----------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

UTILITIES - (CONTINUED)

ELECTRIC - (CONTINUED)

                                        Texas Genco LLC   6.875% 12/15/14 (b)                             525,000        540,094

                                                                                                                       5,369,999
ELECTRIC - INTEGRATED - 1.2%

                                       CMS Energy Corp.   8.900% 07/15/08                               1,900,000      2,033,000

                                       Nevada Power Co.   9.000% 08/15/13                                 985,000      1,103,200
                                                          10.875% 10/15/09                              1,765,000      1,967,975

                              PSE&G Energy Holdings LLC   8.625% 02/15/08                                 955,000      1,007,525

                                                                                                                       6,111,700
INDEPENDENT POWER PRODUCER - 2.8%

                           Caithness Coso Funding Corp.   9.050% 12/15/09                               3,117,775      3,336,019

                                          Calpine Corp.   8.500% 07/15/10 (b)                           1,770,000      1,292,100

                             Calpine Generating Co. LLC   11.500% 04/01/11                                125,000        107,500
                                                          12.390% 04/01/11 (c)                          3,575,000      3,146,000

                                MSW Energy Holdings LLC   7.375% 09/01/10                                 910,000        916,825
                                                          8.500% 09/01/10                               2,260,000      2,339,100

                             Orion Power Holdings, Inc.   12.000% 05/01/10                              2,620,000      3,137,450

                                                                                                                      14,274,994

                                                                                                   Electric Total     25,756,693
                                                                                                                     -----------
                                                                                                  UTILITIES TOTAL     25,756,693

                                                          TOTAL CORPORATE FIXED-INCOME
                                                          BONDS & NOTES (COST OF $482,403,841)                       464,490,074

PREFERRED STOCKS - 2.2%
COMMUNICATIONS - 1.5%                                                                                     SHARES
MEDIA - 1.5%

                            Paxson Communications Corp.   PIK,
                                                          14.250%                                             292      1,915,554

                                         Primedia, Inc.   Series H,
                                                          8.625%                                              220         21,505

                                              PTV, Inc.   10.000%                                              18             55

                      Spanish Broadcasting System, Inc.   PIK,
                                                          10.750%                                           5,325      5,724,375

                                                                                                      Media Total      7,661,489
                                                                                                                       ---------
                                                                                             COMMUNICATIONS TOTAL      7,661,489

See accompanying notes to financial statements.

                                                                                                           SHARES      VALUE ($)
-------------------------------------------------------   ----------------------------------------------------------------------
PREFERRED STOCKS - (CONTINUED)

FINANCIALS - 0.7%

REAL ESTATE INVESTMENT TRUSTS - 0.7%

                                  iStar Financial, Inc.   Series E,
                                                          7.875%                                           86,769      2,228,879
                                                          Series F,
                                                          7.800%                                           57,000      1,446,375

                                                                              Real Estate Investment Trusts Total      3,675,254

                                                                                                 FINANCIALS TOTAL      3,675,254
                                                                                                                      ----------
                                                          TOTAL PREFERRED STOCKS
                                                          (COST OF $10,898,458)                                       11,336,743

COMMON STOCKS - 2.1%

CONSUMER DISCRETIONARY - 0.2%

                   Hotels, Restaurants & Leisure - 0.2%   Alliance Gaming Corp. (i)                        55,000        714,450
                                                          Trump Entertainment Resorts, Inc. (i)             6,798         88,374
                                                                              Hotels, Restaurants & Leisure Total        802,824
                                                                                                                      ----------
                                                                                     CONSUMER DISCRETIONARY TOTAL        802,824
ENERGY - 0.1%

                     Energy Equipment & Services - 0.1%   Hornbeck Offshore Services, Inc. (i)             27,300        672,945
                                                                                Energy Equipment & Services Total        672,945

                                       Oil & Gas - 0.0%   Horizon Natural Resources Co. (g)(i)             16,000             16
                                                                                                  Oil & Gas Total             16
                                                                                                                      ----------
                                                                                                     ENERGY TOTAL        672,961
INDUSTRIALS - 0.1%

                  Commercial Services & Supplies - 0.1%   Allied Waste Industries, Inc. (i)                72,500        558,975
                                                          Fairlane Management Corp. (g)(j)                 50,004             --
                                                                             Commercial Services & Supplies Total        558,975
                                                                                                                      ----------
                                                                                                INDUSTRIALS TOTAL        558,975
MATERIALS - 0.1%

                                       Chemicals - 0.1%   Lyondell Chemical Co.                            30,000        712,200
                                                                                                  Chemicals Total        712,200
                                                                                                                      ----------
                                                                                                  MATERIALS TOTAL        712,200
TELECOMMUNICATION SERVICES - 1.4%

          Diversified Telecommunication Services - 0.4%   NTL, Inc. (i)                                    31,154      2,002,579
                                                                     Diversified Telecommunication Services Total      2,002,579

             Wireless Telecommunication Services - 1.0%   Alamosa Holdings, Inc. (i)                       79,483        981,615
                                                          Nextel Communications, Inc., Class A (i)        100,000      3,018,000
                                                          SBA Communications Corp., Class A (i)            80,410        898,984
                                                                        Wireless Telecommunication Services Total      4,898,599
                                                                                                                      ----------
                                                                                 TELECOMMUNICATION SERVICES TOTAL      6,901,178

                                 See accompanying notes to financial statements.

                                                                                                           SHARES      VALUE ($)
-------------------------------------------------------   ----------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

UTILITIES - 0.2%

                              ELECTRIC UTILITIES - 0.0%   BayCorp Holdings Ltd. (i)                             3             41
                                                                                         Electric Utilities Total             41

             MULTI-UTILITIES & UNREGULATED POWER - 0.2%   Dynegy Holdings, Inc., Class A (i)              233,000      1,083,450
                                                                                                Multi-Utilities &
                                                                                          Unregulated Power Total      1,083,450
                                                                                                                      ----------
                                                                                                  UTILITIES TOTAL      1,083,491

                                                          TOTAL COMMON STOCKS
                                                          (COST OF $12,239,131)                                       10,731,629

CONVERTIBLE BONDS - 0.8%

COMMUNICATIONS - 0.5%                                                                                     PAR ($)

TELECOMMUNICATION SERVICES - 0.5%

TELECOMMUNICATIONS EQUIPMENT- 0.5%

                                  Nortel Networks Corp.   4.250% 09/01/08                               2,640,000      2,424,840

                                                                                                                       2,424,840

                                                                                 Telecommunication Services Total      2,424,840
                                                                                                                       ---------
                                                                                             COMMUNICATIONS TOTAL      2,424,840
UTILITIES - 0.3%

ELECTRIC - 0.3%

INDEPENDENT POWER PRODUCER - 0.3%

                                           Mirant Corp.   2.500% 06/15/21 (d)                           2,125,000      1,678,729

                                                                                                                       1,678,729

                                                                                                   Electric Total      1,678,729
                                                                                                                       ---------
                                                                                                  UTILITIES TOTAL      1,678,729

                                                          TOTAL CONVERTIBLE BONDS
                                                          (COST OF $3,883,706)                                         4,103,569

MUNICIPAL BOND (TAXABLE) - 0.6%

CALIFORNIA - 0.6%

                        CA Cabazon Band Mission Indians   13.000% 10/01/11 (e)                          3,250,000      3,378,277
                                                                                                                       ---------
                                                                                                 CALIFORNIA TOTAL      3,378,277

                                                          TOTAL MUNICIPAL BOND (TAXABLE)
                                                          (COST OF $3,250,000)                                         3,378,277

See accompanying notes to financial statements.

                                                                                                            UNITS      VALUE ($)
-------------------------------------------------------   ----------------------------------------------------------------------
WARRANTS (i) - 0.1%

COMMUNICATIONS - 0.0%

MEDIA - 0.0%

BROADCAST SERVICES/PROGRAMS - 0.0%

                      XM Satellite Radio Holdings, Inc.   Expires 03/15/10 (b)                              2,435        153,405

                                                                                                      Media Total        153,405
TELECOMMUNICATION SERVICES - 0.0%

CELLULAR TELECOMMUNICATIONS - 0.0%

                                        UbiquiTel, Inc.   Expires 04/15/10 (e)                              5,250             52

                                                                                                                              52
TELECOMMUNICATION SERVICES - 0.0%

                                            Jazztel PLC   Expires 07/15/10 (g)(j)                           1,435             --

                                                                                                                              --

                                                                                       Telecommunication Services
                                                                                                            Total             52
                                                                                                                       ---------
                                                                                             COMMUNICATIONS TOTAL        153,457
CONSUMER NON-CYCLICAL - 0.0%

FOOD - 0.0%

FOOD RETAIL - 0.0%

                                  Pathmark Stores, Inc.   Expires 09/19/10 (e)                             58,758         20,565

                                                                                                                          20,565

                                                                                                       Food Total         20,565
                                                                                                                       ---------
                                                                                      CONSUMER NON-CYCLICAL TOTAL         20,565
INDUSTRIALS - 0.1%

METAL FABRICATE/HARDWARE - 0.1%

METAL PROCESSORS & FABRICATION - 0.1%

                                 Mueller Holdings, Inc.   Expires 04/15/14 (b)                              2,625        301,875

                                                                                                                         301,875

                                                                                         Metal Fabricate/Hardware
                                                                                                            Total        301,875
TRANSPORTATION - 0.0%

TRANSPORTATION - TRUCK - 0.0%

                                                QDI LLC   Expires 01/15/07 (b)(e)(g)                       10,207         30,009

                                                                                                                          30,009

                                                                                             Transportation Total         30,009
                                                                                                                       ---------
                                                                                                INDUSTRIALS TOTAL        331,884

                                                          TOTAL WARRANTS
                                                          (COST OF $7,829,465)                                           505,906

                                 See accompanying notes to financial statements.

                                                                                                          PAR ($)      VALUE ($)
-------------------------------------------------------   ----------------------------------------------------------------------
SHORT-TERM OBLIGATION - 1.1%

                                                          Repurchase agreement with State Street
                                                          Bank & Trust Co., dated 05/31/05, due
                                                          06/01/05 at 2.900%, collateralized by a
                                                          U.S. Treasury Note maturing 06/30/06,
                                                          market value of $5,576,192 (repurchase
                                                          proceeds $5,465,440)                          5,465,000      5,465,000

                                                          TOTAL SHORT-TERM OBLIGATION
                                                          (COST OF $5,465,000)                                         5,465,000

                                                          TOTAL INVESTMENTS - 97.9%
                                                          (COST OF $525,969,601) (k)                                 500,011,198

                                                          OTHER ASSETS & LIABILITIES, NET - 2.1%                      10,747,863

                                                          NET ASSETS - 100.0%                                        510,759,061

     NOTES TO INVESTMENT PORTFOLIO:

(a) Step bond. This security is currently not paying coupon. Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing at this rate.

(b) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2005, these securities, which did not include any illiquid securities, except for the following, amounted to $113,980,237, which represents 22.3% of net assets.

                        ACQUISITION
     SECURITY              DATE         PAR/UNIT         COST            VALUE
     -----------------------------------------------------------------------------
     Hollinger, Inc      09/30/04     $  1,009,000   $  1,009,000   $    1,039,270
     QDI LLC             05/28/02           10,207              0           30,009
                                                                    --------------
                                                                    $    1,069,279
                                                                    ==============

(c) The interest rate shown on floating rate or variable rate securities reflects the rate at May 31, 2005.

(d) The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At May 31, 2005, the value of these securities amounted to $5,142,479, which represents 1.0% of net assets.

(e)  Illiquid security.

(f) The issuer is in default of certain debt covenants. Income is not being accrued. At May 31, 2005, the value of this security represents 1.1% of net assets.

(g) Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(h)  Step bond. Shown parenthetically is the next interest rate to be paid.

(i)  Non-income producing security.

(j)  Security has no value.

(k)  Cost for federal income tax purposes is $526,595,193.

See accompanying notes to financial statements.

At May 31, 2005, the Fund had entered into the following forward currency exchange contracts:

FORWARD CURRENCY                   AGGREGATE     SETTLEMENT      UNREALIZED
CONTRACTS TO BUY      VALUE       FACE VALUE        DATE        DEPRECIATION
-----------------------------------------------------------------------------
EUR                $   492,681   $    517,224   06/20/2005     $      (24,543)

FORWARD CURRENCY                   AGGREGATE     SETTLEMENT       UNREALIZED
CONTRACTS TO SELL      VALUE      FACE VALUE        DATE         APPRECIATION
-----------------------------------------------------------------------------
EUR                $ 3,424,129   $  3,566,740    06/20/2005    $      142,611
EUR                      8,622          8,881    06/20/2005               259
EUR                    908,781        930,639    07/27/2005            21,858
                                                               --------------
                                                               $      164,728
                                                               --------------

At May 31, 2005, the asset allocation of the Fund is as follows:

                                                                    % OF
ASSET ALLOCATION (UNAUDITED)                                      NET ASSETS
----------------------------------------------------------------------------
Corporate Fixed-Income Bonds & Notes                                    91.0%
Preferred Stocks                                                         2.2
Common Stocks                                                            2.1
Convertible Bonds                                                        0.8
Municipal Bond (Taxable)                                                 0.6
Warrants                                                                 0.1
Short-Term Obligation                                                    1.1
Other Assets & Liabilities, Net                                          2.1
                                                                  ----------
                                                                       100.0%
                                                                  ==========

ACRONYM                    NAME
EUR                        Euro
PIK                        Payment-In-Kind
REIT                       Real Estate Investment Trust
USD                        United States Dollar

                                 See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2005                                COLUMBIA HIGH YIELD OPPORTUNITY FUND

                                                                                                                             ($)
--------------------------------------------------------------------------------------------------------------------------------
                                    ASSETS        Investments, at cost                                               525,969,601
                                                                                                                    ------------
                                                  Investments, at value                                              500,011,198
                                                  Foreign currency (cost of $40)                                              39
                                                  Net unrealized appreciation on foreign forward currency contracts      164,728
                                                  Receivable for:
                                                   Investments sold                                                    6,351,111
                                                   Fund shares sold                                                      866,923
                                                   Interest                                                           11,123,846
                                                   Dividends                                                              77,244
                                                   Due from Investment Advisor (See Note 7)                                4,024
                                                  Deferred Trustees' compensation plan                                    37,039
                                                  Receivable due from closed foreign forward
                                                   currency contracts                                                     22,324
                                                                                                                    ------------
                                                     Total Assets                                                    518,658,476

                               LIABILITIES        Payable to custodian bank                                            1,368,490
                                                  Net unrealized depreciation on foreign forward currency contracts       24,543
                                                  Payable for:
                                                   Investments purchased                                               2,417,624
                                                   Fund shares repurchased                                             1,226,347
                                                   Distributions                                                       1,587,839
                                                   Investment advisory fee                                               264,832
                                                   Transfer agent fee                                                    164,630
                                                   Pricing and bookkeeping fees                                           14,773
                                                   Custody fee                                                             3,865
                                                   Distribution and service fees                                         254,747
                                                  Deferred Trustees' fees                                                 37,039
                                                  Other liabilities                                                      534,686
                                                                                                                    ------------
                                                     Total Liabilities                                                 7,899,415

                                                                                                      NET ASSETS     510,759,061

                 COMPOSITION OF NET ASSETS        Paid-in capital                                                    923,261,271
                                                  Undistributed net investment income                                    994,259
                                                  Accumulated net realized loss                                     (388,173,213)
                                                  Net unrealized appreciation (depreciation) on:
                                                   Investments                                                       (25,958,403)
                                                   Foreign currency translations                                         635,147

                                                                                                      NET ASSETS     510,759,061

                                   CLASS A        Net assets                                                         273,104,407
                                                  Shares outstanding                                                  59,871,490
                                                  Net asset value per share                                                 4.56(a)
                                                  Maximum offering price per share ($4.56/0.9525)                           4.79(b)

                                   CLASS B        Net assets                                                         194,459,611
                                                  Shares outstanding                                                  42,630,501
                                                  Net asset value and offering price per share                              4.56(a)

                                   CLASS C        Net assets                                                          30,365,997
                                                  Shares outstanding                                                   6,656,818
                                                  Net asset value and offering price per share                              4.56(a)

                                   CLASS Z        Net assets                                                          12,829,046
                                                  Shares outstanding                                                   2,812,452
                                                  Net asset value, offering and redemption price per share                  4.56



(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MAY 31, 2005             COLUMBIA HIGH YIELD OPPORTUNITY FUND

                                                                                                                           ($)
----------------------------------------     ---------------------------------------------------------------------------------
                       INVESTMENT INCOME     Dividends                                                               1,385,603
                                             Interest                                                               50,380,944
                                                                                                              ----------------
                                               Total Investment Income                                              51,766,547

                                EXPENSES     Investment advisory fee                                                 3,546,400
                                             Distribution fee:
                                               Class B                                                               1,745,004
                                               Class C                                                                 317,167
                                             Service fee:
                                               Class A                                                                 761,825
                                               Class B                                                                 581,668
                                               Class C                                                                 105,867
                                             Transfer agent fee                                                      1,298,518
                                             Pricing and bookkeeping fees                                              200,820
                                             Trustees' fees                                                             29,847
                                             Custody fee                                                                43,011
                                             Non-recurring costs (See Note 9)                                           19,488
                                             Other expenses                                                            272,697
                                                                                                              ----------------
                                               Total Expenses                                                        8,922,312
                                             Fees waived by Distributor - Class C                                      (63,090)
                                             Non-recurring costs assumed by Investment Advisor (See Note 9)            (19,488)
                                             Custody earnings credit                                                   (11,854)
                                                                                                              ----------------
                                               Net Expenses                                                          8,827,880
                                                                                                              ----------------
                                             Net Investment Income                                                  42,938,667

 NET REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS AND FOREIGN CURRENCY     Net realized gain (loss) on:
                                               Investments                                                          16,458,457
                                               Foreign currency transactions                                            28,408
                                               Net realized loss on disposal of investments
                                                 purchased/sold in error (See Note 8)                                       --
                                                                                                              ----------------
                                                 Net realized gain                                                  16,486,865

                                             Net change in unrealized
                                               appreciation (depreciation) on:
                                               Investments                                                          (7,674,541)
                                               Foreign currency translations                                           696,298
                                                                                                              ----------------
                                                 Net change in unrealized
                                                   appreciation (depreciation)                                      (6,978,243)
                                                                                                              ----------------
                                             Net Gain                                                                9,508,622
                                                                                                              ----------------
                                             Net Increase in Net Assets
                                               from Operations                                                      52,447,289

                                 See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
                                            COLUMBIA HIGH YIELD OPPORTUNITY FUND

                                                                                                       YEAR ENDED MAY 31,
                                                                                                 2005 ($)             2004 ($)
                                                                                             ---------------------------------
INCREASE (DECREASE) IN NET ASSETS:

                              OPERATIONS     Net investment income                             42,938,667           54,237,943
                                             Net realized gain on investments and foreign
                                               currency transactions                           16,486,865            8,270,746
                                             Net change in unrealized appreciation
                                               (depreciation) on investments and foreign
                                               currency translations                           (6,978,243)          32,880,100
                                                                                             ---------------------------------
                                             Net Increase from Operations                      52,447,289           95,388,789

  DISTRIBUTIONS DECLARED TO SHAREHOLDERS     From net investment income:
                                               Class A                                        (24,843,221)         (25,897,731)
                                               Class B                                        (17,229,500)         (18,878,503)
                                               Class C                                         (3,195,340)          (3,515,106)
                                               Class Z                                         (1,286,008)          (1,901,969)
                                                                                             ---------------------------------
                                             Total Distributions Declared to Shareholders     (46,554,069)         (50,193,309)

                      SHARE TRANSACTIONS     Class A:
                                               Subscriptions                                   51,631,025          189,024,773
                                               Distributions reinvested                        12,970,332           13,650,967
                                               Redemptions                                   (119,788,196)        (276,813,657)
                                                                                             ---------------------------------
                                                 Net Decrease                                 (55,186,839)         (74,137,917)
                                             Class B:
                                               Subscriptions                                   15,033,791           41,567,784
                                               Distributions reinvested                         8,549,272            8,876,772
                                               Redemptions                                    (84,300,266)        (120,128,028)
                                                                                             ---------------------------------
                                                 Net Decrease                                 (60,717,203)         (69,683,472)
                                             Class C:
                                               Subscriptions                                    2,313,673           26,520,739
                                               Distributions reinvested                         2,060,574            2,226,590
                                               Redemptions                                    (20,777,439)         (37,179,218)
                                                                                             ---------------------------------
                                                 Net Decrease                                 (16,403,192)          (8,431,889)
                                             Class Z:
                                               Subscriptions                                    8,036,535           31,287,165
                                               Distributions reinvested                           964,387            1,483,445
                                               Redemptions                                    (10,416,599)         (66,364,258)
                                                                                             ---------------------------------
                                                 Net Decrease                                  (1,415,677)         (33,593,648)
                                             Net Decrease from share
                                               Transactions                                  (133,722,911)        (185,846,926)
                                                                                             ---------------------------------
                                                    Total Decrease in Net Assets             (127,829,691)        (140,651,446)

                              NET ASSETS     Beginning of period                              638,588,752          779,240,198
                                             End of period                                    510,759,061          638,588,752
                                             Undistributed net investment income
                                               at end of period                                   994,259            3,139,574
                                                                                             ---------------------------------
                       CHANGES IN SHARES     Class A:
                                               Subscriptions                                   11,017,719           42,769,227
                                               Issued for distributions reinvested              2,760,651            3,017,589
                                               Redemptions                                    (25,637,277)         (61,621,799)
                                                                                             ---------------------------------
                                                 Net Decrease                                 (11,858,907)         (15,834,983)
                                             Class B:
                                               Subscriptions                                    3,195,705            9,297,993
                                               Issued for distributions reinvested              1,819,533            1,963,545
                                               Redemptions                                    (17,983,556)         (26,516,181)
                                                                                             ---------------------------------
                                                 Net Decrease                                 (12,968,318)         (15,254,643)
                                             Class C:
                                               Subscriptions                                      492,732            5,944,258
                                               Issued for distributions reinvested                438,421              492,263
                                               Redemptions                                     (4,477,212)          (8,189,751)
                                                                                             ---------------------------------
                                                 Net Decrease                                  (3,546,059)          (1,753,230)
                                             Class Z:
                                               Subscriptions                                    1,698,113            7,069,802
                                               Issued for distributions reinvested                204,777              327,668
                                               Redemptions                                     (2,216,660)         (14,917,379)
                                                                                             ---------------------------------
                                                 Net Decrease                                    (313,770)          (7,519,909)

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2005                                COLUMBIA HIGH YIELD OPPORTUNITY FUND

NOTE 1. ORGANIZATION

Columbia High Yield Opportunity Fund (the "Fund"), a series of Columbia Funds Trust I (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOAL

The Fund seeks high current income and total return.

FUND SHARES

The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Forward currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Forward currency contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward currency contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk if the counterparties of the contracts are unable to fulfill the terms of the contracts.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

FOREIGN CURRENCY TRANSACTIONS

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended May 31, 2005, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities, market discount reclassifications, paydown reclassifications, Section 988 reclassifications of foreign currency and non-deductible excise tax paid were identified and reclassified among the components of the Fund's net assets as follows:

   UNDISTRIBUTED
   NET INVESTMENT             ACCUMULATED         PAID-IN
       INCOME              NET REALIZED LOSS      CAPITAL
---------------------------------------------------------------
   $    1,470,087          $      (1,458,719)    $ (11,368)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended May 31, 2005 and May 31, 2004 was as follows:

                              MAY 31, 2005    MAY 31, 2004
----------------------------------------------------------
Distributions paid from:
  Ordinary income          $    46,554,069    $ 50,193,309
  Long-term capital gains               --              --

As of May 31, 2005, the components of distributable earnings on a tax basis were as follows:

    UNDISTRIBUTED         UNDISTRIBUTED
      ORDINARY              LONG-TERM         NET UNREALIZED
       INCOME             CAPITAL GAINS        DEPRECIATION*
------------------------------------------------------------
    $   3,740,121             $   --           $ (26,089,033)

* The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales and discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at May 31, 2005, based on cost of investments for federal income tax purposes, was:

    Unrealized appreciation                   $   17,346,806
    Unrealized depreciation                      (43,930,801)
                                              --------------
     Net unrealized depreciation              $  (26,583,995)

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

              YEAR OF                  CAPITAL LOSS
             EXPIRATION                CARRYFORWARD
----------------------------------------------------------
                2008                  $   37,575,496
                2009                     161,087,717
                2010                     171,019,187
                2011                      18,463,873
                                      $  388,146,273

Of the capital loss carryforwards attributable to the Fund $3,086,545 ($2,216,468 will expire May 31, 2008 and $870,077 will expire May 31, 2009) was obtained in the merger with Stein Roe High Yield Fund.

Capital loss carryforwards of $15,048,207 were utilized during the year ended May 31, 2005.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services to the Fund. Effective November 1, 2004, Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

      AVERAGE DAILY NET ASSETS        ANNUAL FEE RATE
------------------------------------------------------------
         First $500 million               0.60%
     $500 million to $1 billion           0.55%
     $1 billion to $1.5 billion           0.52%
          Over $1.5 billion               0.49%

Prior to November 1, 2004, Columbia received a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

      AVERAGE DAILY NET ASSETS        ANNUAL FEE RATE
-----------------------------------------------------------
          First $1 billion                0.60%
           Next $1 billion                0.55%
           Over $2 billion                0.50%

For the year ended May 31, 2005, the Fund's effective investment advisory fee rate was 0.60%.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund. For the year ended May 31, 2005, the Fund's effective pricing and bookkeeping fee rate, inclusive of out-of-pocket expenses, was 0.034%.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $34.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Columbia has voluntarily agreed to waive a portion of the transfer agent fee so that the transfer agent fee will not exceed 0.23% (exclusive of out-of-pocket expenses) annually of the Fund's average daily net assets. Columbia, at its discretion, may revise or discontinue this arrangement any time.

For the year ended May 31, 2005, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket fees and after fee waivers, was 0.22%. Columbia did not reimburse any transfer agent fees during the year ended May 31, 2005.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. For the year ended May 31, 2005, the Distributor has retained net underwriting discounts of $18,380 on sales of the Fund's Class A shares and received net CDSC fees of $6,551, $656,147 and $9,909 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which allows the payment of a monthly service fee to the Distributor equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.60% annually.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended May 31, 2005, the Fund paid $2,106 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the year ended May 31, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $385,673,357 and $522,549,289, respectively.

NOTE 6. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations.

For the year ended May 31, 2005, the Fund did not borrow under this arrangement.

NOTE 7. SHARES OF BENEFICIAL INTEREST

As of May 31, 2005, the Fund had shareholders whose shares were beneficially owned by participant accounts over which Bank of America and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

NUMBER OF SHAREHOLDERS         % OF SHARES OUTSTANDING HELD
--------------------------------------------------------------
         1                                0.1%

NOTE 8. TRADING LOSS

OTHER

During the year ended May 31, 2005 the Fund entered into a foreign forward currency exchange contract which resulted in a trading error. This position was subsequently closed at a loss of $4,024 and the Fund is in the process of being reimbursed by Columbia.

NOTE 9. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

HIGH-YIELD SECURITIES

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent there is no established secondary market.

FOREIGN SECURITIES

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

LEGAL PROCEEDINGS

On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the fund or its shareholders can not currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, can not currently be made.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Columbia Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs filed a consolidated amended complaint on June 9, 2005.

The Fund and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Fund.

For the year ended May 31, 2005, Columbia has assumed $19,488 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS

                                            COLUMBIA HIGH YIELD OPPORTUNITY FUND

SELECTED DATA FOR ASHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                     PERIOD
                                                                      ENDED
                                           YEAR ENDED MAY 31,       MAY 31,                     YEAR ENDED DECEMBER 31,
CLASS A SHARES                             2005          2004       2003(a)               2002          2001              2000
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                   $    4.54     $    4.30     $    4.01          $    4.62     $    5.30         $    6.55

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                      0.35(b)       0.35(b)       0.14(b)            0.34(b)       0.52(b)(c)        0.61(d)
Net realized and
unrealized gain (loss)
on investments and
foreign currency                           0.05          0.21          0.30              (0.53)        (0.65)(c)         (1.24)
                                      ---------     ---------     ---------          ---------     ---------         ---------
Total from Investment
Operations                                 0.40          0.56          0.44              (0.19)        (0.13)            (0.63)

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                                    (0.38)        (0.32)        (0.15)             (0.39)        (0.51)            (0.62)
Return of capital                            --            --            --              (0.03)        (0.04)               --
                                      ---------     ---------     ---------          ---------     ---------         ---------
Total Distributions
Declared to Shareholders                  (0.38)        (0.32)        (0.15)             (0.42)        (0.55)            (0.62)

NET ASSET VALUE, END OF PERIOD        $    4.56     $    4.54     $    4.30          $    4.01     $    4.62         $    5.30
Total return (e)                           8.93%(f)     13.30%(g)     11.01%(g)(h)       (4.27)%       (2.78)%          (10.28)%

RATIOS TO AVERAGE
NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                               1.15%         1.19%         1.29%(j)           1.31%         1.22%             1.16%
Net investment income (i)                  7.55%         7.65%         8.24%(j)           7.92%        10.34%(c)         10.00%
Waiver/reimbursement                         --          0.01%           --%(j)(k)          --            --                --
Portfolio turnover rate                      67%           75%           45%(h)             63%           62%               28%
Net assets, end of
period (000's)                        $ 273,104     $ 325,658     $ 376,944          $ 361,780     $ 369,043         $ 390,917

(a)  The Fund changed its fiscal year end from December 31 to May 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.05, decrease net realized and unrealized loss per share by $0.05 and increase the ratio of net investment income to average net assets from 9.76% to 10.34%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss. This reimbursement had an impact of less than 0.01% on the Fund's total return.
(g) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.
(k)  Rounds to less than 0.01%.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                     PERIOD
                                                                      ENDED
                                           YEAR ENDED MAY 31,       MAY 31,                     YEAR ENDED DECEMBER 31,
CLASS B SHARES                             2005          2004       2003(a)               2002          2001              2000
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                   $    4.54     $    4.30     $    4.01          $    4.62     $    5.30         $    6.55

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                      0.32(b)       0.31(b)       0.13(b)            0.31(b)       0.48(b)(c)        0.56(d)
Net realized and
unrealized gain (loss)
on investments and
foreign currency                           0.05          0.22          0.29              (0.54)        (0.65)(c)         (1.24)
                                      ---------     ---------     ---------          ---------     ---------         ---------
Total from Investment
Operations                                 0.37          0.53          0.42              (0.23)        (0.17)            (0.68)

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                                    (0.35)        (0.29)        (0.13)             (0.35)        (0.47)            (0.57)
Return of capital                            --            --            --              (0.03)        (0.04)               --
                                      ---------     ---------     ---------          ---------     ---------         ---------
Total Distributions
Declared to Shareholders                  (0.35)        (0.29)        (0.13)             (0.38)        (0.51)            (0.57)

NET ASSET VALUE, END OF PERIOD        $    4.56     $    4.54     $    4.30          $    4.01     $    4.62         $    5.30
Total return (e)                           8.13%(f)     12.46%(g)     10.67%(g)(h)       (4.99)%       (3.51)%          (10.96)%

RATIOS TO AVERAGE
NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                               1.90%         1.94%         2.04%(j)           2.06%         1.97%             1.91%
Net investment income (i)                  6.80%         6.90%         7.49%(j)           7.17%         9.59%(c)          9.25%
Waiver/reimbursement                         --          0.01%           --%(j)(k)          --            --                --
Portfolio turnover rate                      67%           75%           45%(h)             63%           62%               28%
Net assets, end of
period (000's)                        $ 194,460     $ 252,415     $ 305,021          $ 280,220     $ 350,464         $ 433,949

(a)  The Fund changed its fiscal year end from December 31 to May 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.05, decrease net realized and unrealized loss per share by $0.05 and increase the ratio of net investment income to average net assets from 9.02% to 9.59%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss. This reimbursement had an impact of less than 0.01% on the Fund's total return.
(g) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.
(k)  Rounds to less than 0.01%.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                     PERIOD
                                                                      ENDED
                                           YEAR ENDED MAY 31,       MAY 31,                     YEAR ENDED DECEMBER 31,
CLASS C SHARES                             2005          2004       2003(a)               2002          2001              2000
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                   $    4.54     $    4.30     $    4.01          $    4.62     $    5.30         $    6.55

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                      0.33(b)       0.32(b)       0.13(b)            0.31(b)       0.49(b)(c)        0.57(d)
Net realized and
unrealized gain (loss)
on investments and
foreign currency                           0.04          0.21          0.29              (0.53)        (0.65)(c)         (1.24)
                                      ---------     ---------     ---------          ---------     ---------         ---------
Total from Investment
Operations                                 0.37          0.53          0.42              (0.22)        (0.16)            (0.67)

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                                    (0.35)        (0.29)        (0.13)             (0.36)        (0.48)            (0.58)
Return of capital                            --            --            --              (0.03)        (0.04)               --
                                      ---------     ---------     ---------          ---------     ---------         ---------
Total Distributions
Declared to Shareholders                  (0.35)        (0.29)        (0.13)             (0.39)        (0.52)            (0.58)

NET ASSET VALUE, END OF PERIOD        $    4.56     $    4.54     $    4.30          $    4.01     $    4.62         $    5.30
Total return (e)(f)                        8.29%(g)     12.63%        10.74%(h)          (4.85)%       (3.37)%          (10.78)%

RATIOS TO AVERAGE
NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                               1.75%         1.79%         1.89%(j)           1.91%         1.82%             1.76%
Net investment income (i)                  6.95%         7.05%         7.64%(j)           7.32%         9.74%(c)          9.40%
Waiver/reimbursement                       0.15%         0.16%         0.15%(j)           0.15%         0.15%             0.15%
Portfolio turnover rate                      67%           75%           45%(h)             63%           62%               28%
Net assets, end of
period (000's)                        $  30,366     $  46,322     $  51,471          $  46,568     $  52,122         $  48,904

(a)  The Fund changed its fiscal year end from December 31 to May 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.05, decrease net realized and unrealized loss per share by $0.05 and increase the ratio of net investment income to average net assets from 9.16% to 9.74%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Had the Investment Advisor and/or Distributor not waived a portion of expenses, total return would have been reduced.
(g) Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss. This reimbursement had an impact of less than 0.01% on the Fund's total return.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                     PERIOD
                                                                      ENDED
                                           YEAR ENDED MAY 31,       MAY 31,                     YEAR ENDED DECEMBER 31,
CLASS Z SHARES                             2005          2004       2003(a)               2002          2001              2000
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                   $    4.54     $    4.30     $    4.01          $    4.62     $    5.30         $    6.55

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                      0.37(b)       0.36(b)       0.15(b)            0.33(b)       0.53(b)(c)        0.62(d)
Net realized and
unrealized gain (loss)
on investments and
foreign currency                           0.04          0.21          0.29              (0.51)        (0.65)(c)         (1.24)
                                      ---------     ---------     ---------          ---------     ---------         ---------
Total from Investment
Operations                                 0.41          0.57          0.44              (0.18)        (0.12)            (0.62)

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                                    (0.39)        (0.33)        (0.15)             (0.40)        (0.52)            (0.63)
Return of capital                            --            --            --              (0.03)        (0.04)               --
                                      ---------     ---------     ---------          ---------     ---------         ---------
Total Distributions
Declared to Shareholders                  (0.39)        (0.33)        (0.15)             (0.43)        (0.56)            (0.63)

NET ASSET VALUE, END OF PERIOD        $    4.56     $    4.54     $    4.30          $    4.01     $    4.62         $    5.30
Total return (e)                           9.21%(f)     13.58%(g)     11.12%(g)(h)       (4.03)%       (2.53)%          (10.06)%

RATIOS TO AVERAGE
NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                               0.90%         0.94%         1.04%(j)           1.06%         0.97%             0.91%
Net investment income (i)                  7.80%         7.92%         8.49%(j)           8.17%        10.59%(c)         10.25%
Waiver/reimbursement                         --          0.01%           --%(j)(k)          --            --                --
Portfolio turnover rate                      67%           75%           45%(h)             63%           62%               28%
Net assets, end of
period (000's)                        $  12,829     $  14,194     $  45,803          $  35,541     $   1,978         $     566

(a)  The Fund changed its fiscal year end from December 31 to May 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.05, decrease net realized and unrealized loss per share by $0.05 and increase the ratio of net investment income to average net assets from 10.01% to 10.59%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(e)  Total return at net asset value assuming all distributions reinvested.
(f) Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss. This reimbursement had an impact of less than 0.01% on the Fund's total return.
(g) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.
(k)  Rounds to less than 0.01%.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                            COLUMBIA HIGH YIELD OPPORTUNITY FUND

TO THE TRUSTEES OF THE COLUMBIA FUNDS TRUST I AND THE SHAREHOLDERS OF COLUMBIA HIGH YIELD OPPORTUNITY FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia High Yield Opportunity Fund (the "Fund") (a series of Columbia Funds Trust I) at May 31, 2005, the results of its operations, the changes in its net assets and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.We believe that our audits, which included confirmation of securities at May 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 27, 2005

TRUSTEES
                                            COLUMBIA HIGH YIELD OPPORTUNITY FUND

The Trustrees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA
YEAR FIRST ELECTED OR APPOINTED TO OFFICE(1)  FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

DOUGLAS A. HACKER (age 49)                    Executive Vice President-Strategy of United Airlines (airline) since December, 2002
P.O. Box 66100                                (formerly President of UAL Loyalty Services (airline) from September, 2001 to
Chicago, IL 60666                             December, 2002; Executive Vice President and Chief Financial Officer of United
Trustee (since 1996)                          Airlines from July, 1999 to September, 2001; Senior Vice President-Finance from
                                              March, 1993 to July, 1999). Oversees 104, Nash Finch Company (food distributor)

JANET LANGFORD KELLY (age 47)                 Partner, Zelle, Hofmann,Voelbel,Mason & Gette LLP (law firm); Adjunct Professor of
9534 W. Gull Lake Drive                       Law, Northwestern University, since September, 2004 (formerly Chief Administrative
Richland, MI 49083-8530                       Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from
Trustee (since 1996)                          September, 2003 to March, 2004; Executive Vice President-Corporate Development and
                                              Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003; Senior Vice President, Secretary and General
                                              Counsel, Sara Lee Corporation (branded, packaged, consumer-products manufacturer)
                                              from January, 1995 to September, 1999). Oversees 104, None

RICHARD W. LOWRY (age 69)                     Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer,
10701 Charleston Drive                        U.S. Plywood Corporation (building products manufacturer)). Oversees 106(3), None
Vero Beach, FL 32963
Trustee (since 1995)

CHARLES R. NELSON (age 62)                    Professor of Economics, University of Washington, since January, 1976; Ford and
Department of Economics                       Louisa Van Voorhis Professor of Political Economy, University of Washington, since
University of Washington                      September, 1993 (formerly Director, Institute for Economic Research, University of
Seattle, WA 98195                             Washington from September, 2001 to June, 2003) Adjunct Professor of Statistics,
Trustee (since 1981)                          University of Washington, since September, 1980; Associate Editor, Journal of Money
                                              Credit and Banking, since September, 1993; consultant on econometric and statistical matters. Oversees 104, None

JOHN J. NEUHAUSER (age 62)                    Academic Vice President and Dean of Faculties since August, 1999, Boston College
84 College Road                               (formerly Dean, Boston College School of Management from September, 1977 to August,
Chestnut Hill, MA 02467-3838                  1999). Oversees 106(3), Saucony, Inc. (athletic footwear)
Trustee (since 1985)

PATRICK J. SIMPSON (age 61)                   Partner, Perkins Coie L.L.P. (law firm). Oversees 104, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA
YEAR FIRST ELECTED OR APPOINTED TO OFFICE(1)  FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

THOMAS E. STITZEL (age 69)                    Business Consultant since 1999 (formerly Professor of Finance from 1975 to 1999,
2208 Tawny Woods Place                        College of Business, Boise State University); Chartered Financial Analyst. Oversees
Boise, ID 83706                               104, None
Trustee (since 1998)

THOMAS C. THEOBALD (age 68)                   Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since
8 Sound Shore Drive,                          September, 2004 (formerly Managing Director,William Blair Capital Partners (private
Suite 285                                     equity investing) from September, 1994 to September, 2004). Oversees 104, Anixter
Greenwich, CT 06830                           International (network support equipment distributor); Ventas, Inc. (real estate
Trustee and Chairman of the Board(4)          investment trust); Jones Lang LaSalle (real estate management services) and Ambac
(since 1996)                                  Financial Group (financial guaranty insurance)

ANNE-LEE VERVILLE (age 59)                    Retired since 1997 (formerly General Manager, Global Education Industry, IBM
359 Stickney Hill Road                        Corporation (computer and technology) from 1994 to 1997). Oversees 104, Chairman of
Hopkinton, NH 03229                           the Board of Directors, Enesco Group, Inc. (designer, importer and distributor of
Trustee (since 1998)                          giftware and collectibles)

RICHARD L. WOOLWORTH (age 64)                 Retired since December 2003 (formerly Chairman and Chief Executive Officer, The
100 S.W. Market Street                        Regence Group (regional health insurer); Chairman and Chief Executive Officer,
#1500                                         BlueCross BlueShield of Oregon; Certified Public Accountant,Arthur Young & Company).
Portland, OR 97207                            Oversees 104, Northwest Natural Gas Co. (natural gas service provider)
Trustee (since 1991)

INTERESTED TRUSTEE

WILLIAM E. MAYER(2) (age 65)                  Partner, Park Avenue Equity Partners (private equity) since February, 1999 (formerly
399 Park Avenue                               Partner, Development Capital LLC from November 1996 to February, 1999). Oversees
Suite 3204                                    106(3), Lee Enterprises (print media), WR Hambrecht + Co. (financial service
New York, NY 10022                            provider); Reader's Digest (publishing); OPENFIELD Solutions (retail industry
Trustee (since 1994)                          technology provider)

(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.
(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.
(3) Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.
(4) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

     The Statement of Additional Information Includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

OFFICERS
                                            COLUMBIA HIGH YIELD OPPORTUNITY FUND

NAME, ADDRESS AND AGE, POSITION WITH
COLUMBIA FUNDS, YEAR FIRST ELECTED OR         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
APPOINTED TO OFFICE
CHRISTOPHER L. WILSON (age 47)                Head of Mutual Funds since August, 2004 and Senior Vice President of the Advisor
One Financial Center                          since January, 2005; President of the Columbia Funds, Liberty Funds and Stein Roe
Boston, MA 02111                              Funds since October, 2004; President and Chief Executive Officer of the Nations
President (since 2004)                        Funds since January, 2005; President of the Galaxy Funds since April 2005; Director of Bank of America Global Liquidity Funds, plc since May 2005; Director of Banc of
                                              America Capital Management (Ireland), Limited since May 2005; Senior Vice President of BACAP Distributors LLC since January, 2005; Director of FIM Funding, Inc. since
                                              January, 2005; Senior Vice President of Columbia Funds Distributor, Inc. since
                                              January, 2005; Director of Columbia Funds Services, Inc. since January, 2005
                                              (formerly President and Chief Executive Officer, CDC IXIS Asset Management Services,
                                              Inc. from September, 1998 to August, 2004).

J. KEVIN CONNAUGHTON (age 40)                 Treasurer of the Columbia Funds since October, 2003 and of the Liberty Funds, Stein
One Financial Center                          Roe Funds and All-Star Funds since December, 2000; Vice President of the Advisor
Boston, MA 02111                              since April, 2003 (formerly President of the Columbia Funds, Liberty Funds and Stein
Treasurer (since 2000)                        Roe Funds from February, 2004 to October, 2004; Chief Accounting Officer and
                                              Controller of the Liberty Funds and All-Star Funds from February, 1998 to October,
                                              2000); Treasurer of the Galaxy Funds since September, 2002 (formerly Treasurer from
                                              December, 2002 to December, 2004 and President from February, 2004 to December, 2004 of the Columbia Management Multi-Strategy Hedge Fund, LLC; Vice President of
                                              Colonial Management Associates, Inc. from February, 1998 to October, 2000).

MARY JOAN HOENE (age 54)                      Senior Vice President and Chief Compliance Officer of the Columbia Funds, Liberty
40 West 57th Street                           Funds, Stein Roe Funds and All-Star Funds since August, 2004 (formerly Partner,
New York, NY 10005                            Carter, Ledyard & Milburn LLP from January, 2001 to August, 2004; Counsel, Carter,
Senior Vice President and Chief Compliance    Ledyard & Milburn LLP from November, 1999 to December, 2000; Vice President and
Officer (since 2004)                          Counsel, Equitable Life Assurance Society of the United States from April, 1998 to
                                              November, 1999).

MICHAEL G. CLARKE (age 35)                    Chief Accounting Officer of the Columbia Funds, Liberty Funds, Stein Roe Funds and
One Financial Center                          All-Star Funds since October, 2004 (formerly Controller of the Columbia Funds,
Boston, MA 02111                              Liberty Funds, Stein Roe Funds and All-Star Funds from May, 2004 to October, 2004;
Chief Accounting Officer (since 2004)         Assistant Treasurer from June, 2002 to May, 2004; Vice President, Product Strategy &
                                              Development of the Liberty Funds and Stein Roe Funds from February, 2001 to June,
                                              2002; Assistant Treasurer of the Liberty Funds, Stein Roe Funds and the All-Star
                                              Funds from August, 1999 to February, 2001; Audit Manager, Deloitte & Touche LLP from
                                              May, 1997 to August, 1999).

JEFFREY R. COLEMAN (age 35)                   Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds
One Financial Center                          since October, 2004 (formerly Vice President of CDC IXIS Asset Management Services,
Boston, MA 02111                              Inc. and Deputy Treasurer of the CDC Nvest Funds and Loomis Sayles Funds from
Controller (since 2004)                       February, 2003 to September, 2004; Assistant Vice President of CDC IXIS Asset
                                              Management Services, Inc. and Assistant Treasurer of the CDC Nvest Funds from
                                              August, 2000 to February, 2003; Tax Manager of PFPC, Inc. from November, 1996 to
                                              August, 2000).

R. SCOTT HENDERSON (age 45)                   Secretary of the Columbia Funds, Liberty Funds and Stein Roe Funds since December,
One Financial Center                          2004 (formerly Of Counsel, Bingham McCutchen from April, 2001 to September, 2004;
Boston, MA 02111                              Executive Director and General Counsel, Massachusetts Pension Reserves Investment
Secretary (since 2004)                        Management Board from September, 1997 to March, 2001).

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENT
                                            COLUMBIA HIGH YIELD OPPORTUNITY FUND

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that the Board of Trustees/Directors (the "Board") of the Columbia Funds (the "Funds"), including a majority of the Trustees and Directors (collectively, the "Trustees") who are not "interested persons" of the Trusts, as defined in the 1940 Act (the "Independent Trustees"), annually review and approve the terms of the Funds' investment advisory agreements. At a meeting held on October 13, 2004, the Board reviewed and approved the management contracts ("Advisory Agreement") with Columbia Management Advisors, Inc. ("CMA") for the Fund.

At meetings held on September 23, 2004 and October 12, 2004, the Advisory Fees and Expenses Committee (the "Committee") of the Board considered the factors described below relating to the selection of CMA and the approval of the Advisory Agreement. At a meeting held on October 13, 2004, the Board, including the Independent Trustees (who were advised by their independent legal counsel), considered these factors and reached the conclusions described below.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board considered information regarding the nature, extent and quality of services that CMA provides to the Fund under the Advisory Agreement. CMA provided the most recent investment adviser registration form ("Form ADV") and code of ethics for CMA to the Board. The Board reviewed information on the status of Securities and Exchange Commission ("SEC") and New York Attorney General ("NYAG") proceedings against CMA and certain of its affiliates, including the agreement in principle entered into with the SEC and the NYAG on March 15, 2004 to settle civil complaints filed by the SEC and the NYAG relating to trading activity in mutual fund shares.(1)

The Board evaluated the ability of CMA, including its resources, reputation and other attributes, to attract and retain highly qualified research, advisory and supervisory investment professionals. The Board considered information regarding CMA's compensation program for its personnel involved in the management of the Fund.

Based on these considerations and other factors, including those referenced below, the Board concluded that they were generally satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by CMA.

FUND PERFORMANCE AND EXPENSES

CMA provided the Board with relative performance and expense information for the Fund in a report prepared by Lipper Inc. ("Lipper") an independent provider of investment company data. The Board considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the "Performance Universe") by total return for one-year, three-year, five-year, ten-year or life of fund periods, as applicable. They also considered the Fund's performance in comparison to the performance results of a group (the "Performance Peer Group") of funds selected by Lipper based on similarities in fund type (e.g. open-end), investment classification and objective, asset size, load type and 12b-1/service fees and other expense features, and to the performance results of the Fund's benchmark index. The Board reviewed a description of Lipper's methodology for selecting the mutual funds in the Fund's Performance Peer Group and Performance Universe.

The Board considered statistical information regarding the Fund's total expenses and certain components thereof, including management fees (both actual management fees based on expenses for advisory and administrative fees including any reductions for fee waivers and expense reimbursements as well as contractual management fees that are computed for a hypothetical level of assets), actual non-management expenses, and fee waivers/caps and expense reimbursements. They also considered comparisons of these expenses to the expense information for funds within a group (the "Expense Peer Group") selected by Lipper based on similarities in fund type (e.g. open-end), investment classification and objective, asset size, load type and 12b-1/service fees and other expense features (but which, unlike the Performance Peer Group, may include funds with several different investment classifications and objectives) and an expense universe ("Expense Universe") selected by Lipper based on the criteria for determining the Expense Peer Group other than asset size. The expense

(1) On February 9, 2005, CMA and its affiliate, Columbia Funds Distributor, Inc., entered into settlement agreements with the SEC and the NYAG that contain substantially the terms outlined in the agreements in principle.

information in the Lipper report took into account all existing fee waivers and expense reimbursements as well as all voluntary advisory fee reductions applicable to certain Funds that were being proposed by management in order to reduce the aggregate advisory fees received from mutual funds advised by CMA and Banc of America Capital Management, LLC ("BACAP") by $32 million per year for five years as contemplated by the agreement in principle with the NYAG.

The Committee also considered the projected impact on expenses of these Funds resulting from the overall cost reductions that management anticipated would result from the proposed shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates.

The Board also considered information in the Lipper report that ranked each Fund based on (i) each Fund's one-year performance and actual management fees, (ii) each Fund's one-year performance and total expenses and (iii) each Fund's 3-year performance and total expenses. Based on these comparisons and expense and performance rankings of the Fund in the Lipper Report, CMA determined an overall score for the Fund. The Committee and the Board also considered projected savings to the Fund that would result from certain modifications in soft dollar arrangements.

The Committee also considered more detailed information relating to certain Funds that were highlighted for additional review based upon the fact that they ranked poorly in terms of overall expense or management fees, maintained poor performance or demonstrated a combination of below average to poor performance while maintaining below average or poor expense rankings. At its September 23, 2004 meeting, the Committee discussed these Funds with management and in executive session. The Committee requested additional information from management regarding the cause(s) of the below-average relative performance of these Funds, any remedial actions management recommended to improve performance and the general standards for review of portfolio manager performance. At its October 12, 2004 meeting, the Committee considered additional information provided by management regarding these Funds. The Board also considered management's proposal to merge or liquidate some of these Funds.

Based on these considerations and other factors, the Board concluded that the overall performance and expense results supported by the approval of the Advisory Agreements for each Fund.

INVESTMENT ADVISORY FEE RATES

The Board reviewed and considered the proposed contractual investment advisory fee rates (the "Advisory Agreement Rates") payable by the Funds to CMA for investment advisory services. In addition, the Board reviewed and considered the existing and proposed fee waiver and reimbursement arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the fee waivers and reimbursements into account (the "Net Advisory Rates"). At previous meetings, the Committee had separately considered management's proposal to reduce annual investment advisory fees for certain Funds under the NYAG agreement in principle and the impact of these reductions on each affected Fund. Additionally, the Board considered information comparing the Advisory Agreement Rates and Net Advisory Rates (both on a stand-alone basis and on a combined basis with the Funds' administration fee rates) with those of the other funds in the Expense Peer Group. The Board concluded that the Advisory Agreement Rates and Net Advisory Rates represented reasonable compensation to CMA, in light of the nature, extent and quality of the services provided to the Funds, the fees paid and expenses borne by comparable funds and the costs that CMA incurs in providing these services to the Funds.

PROFITABILITY

The Board considered a detailed profitability analysis of CMA based on 2003 financial statements, adjusted to take into account advisory fee reductions implemented in November 2003 and proposed reductions under the NYAG proposed settlement. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that CMA and its affiliates received for providing these services to the Funds were not unreasonable.

ECONOMIES OF SCALE

In evaluating potential economies of scale, the Board considered CMA's proposal to implement a standardized breakpoint schedule for combined advisory and administrative fees for the majority of the funds of the same general asset type within the Columbia Funds complex (other than index and closed-end funds). The Board noted that the standardization of the breakpoints would not result in a fee increase for any Fund. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, including most particularly through Advisory Agreement Rate breakpoints at current and reasonably foreseeable asset levels.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS

In evaluating the proposed fee reductions under the NYAG agreement in principle, the Board considered information regarding the advisory fee rates charged by BACAP for the Nations Funds. Members of the Committee and the Board had also separately reviewed advisory fee rates for variable insurance product funds advised by CMA. This information assisted the Board in assessing the reasonableness of fees paid under the Advisory Agreements in light of the nature, extent and quality of services provided under those agreements.

OTHER BENEFITS TO CMA

The Board considered information regarding potential "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationship with the Funds. These benefits could include benefits directly attributable to the relationship of CMA with the Funds (such as soft dollar credits) and benefits potentially derived from an increase in the business of CMA as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

OTHER FACTORS AND BROADER REVIEW

The Board reviews detailed materials provided by CMA annually as part of the approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board reviews information provided by CMA at their regular meetings, including, among other things, a detailed portfolio review, and detailed fund performance reports. In addition, the Board interviews the heads of each investment area at each regular meeting of the Board and selected portfolio managers of the Funds at various times throughout the year. After considering the above-described factors and based on the deliberations and their evaluation of the information provided to them, the Board concluded that re-approval of the Advisory Agreements for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the Advisory Agreements.

IMPORTANT INFORMATION ABOUT THIS REPORT
                                            COLUMBIA HIGH YIELD OPPORTUNITY FUND

TRANSFER AGENT

Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800-345-6611

DISTRIBUTOR

Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR

Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia High Yield Opportunity Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Management Advisors, Inc. (CMA) is a SEC registered investment advisor and wholly owned subsidiary of Bank of America, N.A. CMA is part of Columbia Management.

[GRAPHIC]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by eletronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

COLUMBIA HIGH YIELD OPPORTUNITY FUND    ANNUAL REPORT, MAY 31, 2005  PRSRT STD
                                                                    U.S. POSTAGE
                                                                       PAID
                                                                   HOLLISTON, MA
                                                                   PERMIT NO. 20

[COLUMBIA MANAGEMENT(R) LOGO]

(C)2005 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611 www.columbiafunds.com

                                               SHC-42/87062-0605 (07/05) 05/6594

[GRAPHIC]

COLUMBIA STRATEGIC INCOME FUND

ANNUAL REPORT

MAY 31, 2005

TABLE OF CONTENTS

Performance Information                                                      1

Fund Profile                                                                 2

Understanding Your Expenses                                                  3

Economic Update                                                              4

Portfolio Managers' Report                                                   5

Investment Portfolio                                                         7

Statement of Assets and Liabilities                                         32

Statement of Operations                                                     33

Statement of Changes in Net Assets                                          34

Notes to Financial Statements                                               36

Financial Highlights                                                        43

Report of Independent Registered
Public Accounting Firm                                                      48

Trustees                                                                    49

Officers                                                                    51

Board Consideration and Approval of
Investment Advisory Agreement                                               52

Columbia Funds                                                              55

Important Information
About This Report                                                           57

The views expressed in the President's Message and Portfolio Managers' Report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

 NOT FDIC    MAY LOSE VALUE
 INSURED  -------------------
           NO BANK GUARANTEE

PRESIDENT'S MESSAGE

                                                  COLUMBIA STRATEGIC INCOME FUND

[PHOTO OF CHRISTOPHER L. WILSON]

DEAR SHAREHOLDER:

In 2004, Columbia Funds became part of the Bank of America family, one of the largest, most respected financial institutions in the United States. As a direct result of this merger, a number of changes are in the works that we believe may offer significant benefits for our shareholders. Plans are underway to combine various Nations Funds and Columbia Funds together to form a single fund family that covers a wide range of markets, sectors and asset classes under the management of talented, seasoned investment professionals. As a result, some funds will be merged in order to eliminate redundancies and fund management teams will be aligned to help maximize performance potential. You will receive more detailed information about these proposed mergers, and you will be asked to vote on certain fund changes that may affect you and your account. In this matter, your timely response will help us to implement the changes in 2005.

The increased efficiencies we expect from a more streamlined offering of funds may help us reduce fees charged to the funds, because larger funds often benefit from size and scale of operations. For example, significant savings for the combined complex may result from the consolidation of certain vendor agreements. In fact, we recently announced plans to consolidate the transfer agency of all of our funds and consolidate custodial services, each under a single vendor. We have also reduced management fees for many funds as part of our settlement agreement (See Note 8 in the Notes to Financial Statements) with the New York Attorney General.

As a result of these changes, we believe we will offer shareholders an even stronger lineup of investment options, with management expenses that continue to be competitive and fair. What will not change as we enter this next phase of consolidation is our commitment to the highest standards of performance and our dedication to superior service. Change for the better has another name: it's called improvement. It helps move us forward, and we believe that it represents progress for all our shareholders in their quest for long-term financial success. In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund's manager or managers on key factors that influenced performance. We hope that you will read the manager reports carefully and discuss any questions you might have with your financial advisor. As always, we thank you for choosing Columbia Funds. We appreciate your continued confidence. And, we look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,

/s/ Christopher L. Wilson

Christopher L. Wilson
PRESIDENT, COLUMBIA FUNDS

Christopher L. Wilson is Head of Mutual Funds for Columbia Management, President of Columbia Funds, President & CEO of Nations Funds and President of Galaxy Funds, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris joined Bank of America in August 2004.

PERFORMANCE INFORMATION

                                                  COLUMBIA STRATEGIC INCOME FUND

[CHART]

VALUE OF A $10,000 INVESTMENT 06/01/95 - 05/31/05

              CLASS A SHARES WITHOUT SALES CHARGE   CLASS A SHARES WITH SALES CHARGE   LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX
 06/1/1995                  $   10,000                         $    9,525                              $   10,000
 6/30/1995                  $   10,026                         $    9,550                              $   10,080
 7/31/1995                  $   10,138                         $    9,657                              $   10,041
 8/31/1995                  $   10,179                         $    9,695                              $   10,169
 9/30/1995                  $   10,366                         $    9,874                              $   10,273
10/31/1995                  $   10,510                         $   10,011                              $   10,424
11/30/1995                  $   10,626                         $   10,121                              $   10,596
12/31/1995                  $   10,832                         $   10,317                              $   10,752
 1/31/1996                  $   11,009                         $   10,486                              $   10,818
 2/29/1996                  $   10,915                         $   10,397                              $   10,589
 3/31/1996                  $   10,881                         $   10,364                              $   10,500
 4/30/1996                  $   10,955                         $   10,435                              $   10,428
 5/31/1996                  $   10,983                         $   10,461                              $   10,410
 6/30/1996                  $   11,042                         $   10,517                              $   10,548
 7/31/1996                  $   11,101                         $   10,574                              $   10,573
 8/31/1996                  $   11,256                         $   10,721                              $   10,546
 9/30/1996                  $   11,491                         $   10,945                              $   10,734
10/31/1996                  $   11,647                         $   11,094                              $   10,984
11/30/1996                  $   11,917                         $   11,351                              $   11,186
12/31/1996                  $   11,943                         $   11,375                              $   11,062
 1/31/1997                  $   11,939                         $   11,372                              $   11,075
 2/28/1997                  $   12,034                         $   11,463                              $   11,098
 3/31/1997                  $   11,799                         $   11,238                              $   10,966
 4/30/1997                  $   11,928                         $   11,362                              $   11,127
 5/31/1997                  $   12,143                         $   11,566                              $   11,230
 6/30/1997                  $   12,308                         $   11,724                              $   11,365
 7/31/1997                  $   12,611                         $   12,012                              $   11,712
 8/31/1997                  $   12,557                         $   11,960                              $   11,581
 9/30/1997                  $   12,829                         $   12,220                              $   11,763
10/31/1997                  $   12,791                         $   12,183                              $   11,951
11/30/1997                  $   12,857                         $   12,247                              $   12,015
12/31/1997                  $   12,972                         $   12,356                              $   12,141
 1/31/1998                  $   13,181                         $   12,554                              $   12,312
 2/28/1998                  $   13,231                         $   12,602                              $   12,287
 3/31/1998                  $   13,335                         $   12,702                              $   12,326
 4/30/1998                  $   13,403                         $   12,767                              $   12,387
 5/31/1998                  $   13,454                         $   12,815                              $   12,520
 6/30/1998                  $   13,450                         $   12,811                              $   12,647
 7/31/1998                  $   13,570                         $   12,925                              $   12,657
 8/31/1998                  $   13,008                         $   12,390                              $   12,904
 9/30/1998                  $   13,272                         $   12,642                              $   13,273
10/31/1998                  $   13,249                         $   12,620                              $   13,179
11/30/1998                  $   13,644                         $   12,996                              $   13,258
12/31/1998                  $   13,640                         $   12,992                              $   13,291
 1/31/1999                  $   13,733                         $   13,081                              $   13,386
 2/28/1999                  $   13,554                         $   12,911                              $   13,067
 3/31/1999                  $   13,746                         $   13,093                              $   13,132
 4/30/1999                  $   13,938                         $   13,276                              $   13,165
 5/31/1999                  $   13,638                         $   12,991                              $   13,030
 6/30/1999                  $   13,634                         $   12,987                              $   12,989
 7/31/1999                  $   13,629                         $   12,981                              $   12,953
 8/31/1999                  $   13,565                         $   12,920                              $   12,943
 9/30/1999                  $   13,601                         $   12,955                              $   13,059
10/31/1999                  $   13,597                         $   12,951                              $   13,093
11/30/1999                  $   13,717                         $   13,065                              $   13,085
12/31/1999                  $   13,816                         $   13,159                              $   13,005
 1/31/2000                  $   13,665                         $   13,016                              $   13,001
 2/29/2000                  $   13,871                         $   13,213                              $   13,164
 3/31/2000                  $   13,802                         $   13,146                              $   13,355
 4/30/2000                  $   13,670                         $   13,020                              $   13,289
 5/31/2000                  $   13,515                         $   12,873                              $   13,277
 6/30/2000                  $   13,792                         $   13,137                              $   13,548
 7/31/2000                  $   13,897                         $   13,237                              $   13,692
 8/31/2000                  $   14,004                         $   13,339                              $   13,885
 9/30/2000                  $   13,844                         $   13,187                              $   13,938
10/31/2000                  $   13,549                         $   12,906                              $   14,026
11/30/2000                  $   13,297                         $   12,666                              $   14,265
12/31/2000                  $   13,724                         $   13,072                              $   14,546
 1/31/2001                  $   14,291                         $   13,612                              $   14,791
 2/28/2001                  $   14,310                         $   13,630                              $   14,943
 3/31/2001                  $   13,979                         $   13,315                              $   15,012
 4/30/2001                  $   13,830                         $   13,173                              $   14,899
 5/31/2001                  $   13,914                         $   13,253                              $   14,986
 6/30/2001                  $   13,739                         $   13,086                              $   15,058
 7/31/2001                  $   13,825                         $   13,168                              $   15,433
 8/31/2001                  $   14,057                         $   13,390                              $   15,630
 9/30/2001                  $   13,596                         $   12,951                              $   15,774
10/31/2001                  $   13,992                         $   13,327                              $   16,175
11/30/2001                  $   14,167                         $   13,494                              $   15,909
12/31/2001                  $   14,144                         $   13,472                              $   15,784
 1/31/2002                  $   14,171                         $   13,498                              $   15,899
 2/28/2002                  $   14,198                         $   13,524                              $   16,034
 3/31/2002                  $   14,243                         $   13,567                              $   15,708
 4/30/2002                  $   14,520                         $   13,830                              $   16,013
 5/31/2002                  $   14,592                         $   13,899                              $   16,161
 6/30/2002                  $   14,353                         $   13,671                              $   16,298
 7/31/2002                  $   14,184                         $   13,510                              $   16,493
 8/31/2002                  $   14,411                         $   13,726                              $   16,863
 9/30/2002                  $   14,480                         $   13,792                              $   17,225
10/31/2002                  $   14,510                         $   13,821                              $   17,060
11/30/2002                  $   14,835                         $   14,131                              $   17,070
12/31/2002                  $   15,270                         $   14,545                              $   17,523
 1/31/2003                  $   15,490                         $   14,754                              $   17,523
 2/28/2003                  $   15,766                         $   15,017                              $   17,835
 3/31/2003                  $   15,907                         $   15,152                              $   17,811
 4/30/2003                  $   16,518                         $   15,734                              $   18,002
 5/31/2003                  $   16,964                         $   16,158                              $   18,513
 6/30/2003                  $   17,107                         $   16,294                              $   18,439
 7/31/2003                  $   16,688                         $   15,895                              $   17,667
 8/31/2003                  $   16,776                         $   15,979                              $   17,783
 9/30/2003                  $   17,345                         $   16,521                              $   18,347
10/31/2003                  $   17,433                         $   16,605                              $   18,114
11/30/2003                  $   17,751                         $   16,907                              $   18,163
12/31/2003                  $   18,216                         $   17,350                              $   18,343
 1/31/2004                  $   18,363                         $   17,491                              $   18,510
 2/29/2004                  $   18,455                         $   17,578                              $   18,735
 3/31/2004                  $   18,604                         $   17,721                              $   18,908
 4/30/2004                  $   18,134                         $   17,272                              $   18,327
 5/31/2004                  $   18,020                         $   17,164                              $   18,234
 6/30/2004                  $   18,203                         $   17,339                              $   18,309
 7/31/2004                  $   18,420                         $   17,545                              $   18,503
 8/31/2004                  $   18,790                         $   17,898                              $   18,895
 9/30/2004                  $   19,070                         $   18,164                              $   18,961
10/31/2004                  $   19,413                         $   18,491                              $   19,126
11/30/2004                  $   19,757                         $   18,819                              $   18,914
12/31/2004                  $   20,047                         $   19,095                              $   19,114
 1/31/2005                  $   19,959                         $   19,011                              $   19,248
 2/28/2005                  $   20,125                         $   19,169                              $   19,121
 3/31/2005                  $   19,716                         $   18,780                              $   18,987
 4/30/2005                  $   19,787                         $   18,847                              $   19,272
05/31/2005                  $   19,872                         $   18,928                              $   19,514

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Government/Credit Bond Index is an unmanaged index that tracks the performance of U.S. Government and corporate bonds rated investment grade or better, with maturities of at least one year. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 05/31/05 (%)

  SHARE CLASS               A                     B                     C                     J                Z
  -----------------------------------------------------------------------------------------------------------------
  INCEPTION             04/21/77              05/15/92              07/01/97              11/02/98         01/29/99
  -----------------------------------------------------------------------------------------------------------------
  SALES CHARGE      WITHOUT       WITH    WITHOUT       WITH    WITHOUT       WITH    WITHOUT       WITH    WITHOUT
  -----------------------------------------------------------------------------------------------------------------
  1-year              10.37       5.12       9.55       4.55       9.71       8.71      10.01       6.71      10.53
  5-year               8.02       6.97       7.22       6.92       7.37       7.37       7.65       6.99       8.14
  10-year              7.11       6.59       6.31       6.31       6.44       6.44       6.86       6.54       7.20

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/05 (%)

  SHARE CLASS               A                     B                     C                     J                Z
  -----------------------------------------------------------------------------------------------------------------
  INCEPTION             04/21/77              05/15/92              07/01/97              11/02/98         01/29/99
  -----------------------------------------------------------------------------------------------------------------
  SALES CHARGE      WITHOUT       WITH    WITHOUT       WITH    WITHOUT       WITH    WITHOUT       WITH    WITHOUT
  -----------------------------------------------------------------------------------------------------------------
  1-year               5.95       0.92       5.17       0.26       5.32       4.34       5.61       2.44       6.43
  5-year               7.38       6.34       6.58       6.28       6.74       6.74       7.01       6.36       7.54
  10-year              7.56       7.03       6.76       6.76       6.88       6.88       7.32       6.99       7.66

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A SHARES AND 3.00% FOR CLASS J SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12b-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

PERFORMANCE REFLECTS ANY VOLUNTARY WAIVERS OR REIMBURSEMENTS OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.

The share performance information for classes J and Z (newer class shares) includes returns of the fund's class A shares (the oldest existing fund class) for prior to the inception of the newer class shares. These class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between shares and the newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception of class J shares would have been lower and the returns for the class Z shares would have been higher. Class C is a newer class of shares. Its performance information includes returns of the fund's class B shares for periods prior to the inception of class C shares. Class B shares would have substantially similar annual returns because class B and class C shares have similar expense structures. Class A shares were initially offered on April 21, 1977, class B shares were initially offered on May 15, 1992, class C shares initially offered on July 1, 1997, class J shares were initially offered on November 2, 1998 and class Z shares were initially offered on January 29, 1999.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT
06/01/95 - 05/31/05 ($)

  SALES CHARGE                                            WITHOUT        WITH
  ----------------------------------------------------------------------------
  Class A                                                  19,872       18,928
  Class B                                                  18,442       18,442
  Class C                                                  18,660       18,660
  Class J                                                  19,423       18,840
  Class Z                                                  20,050          n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

FUND PROFILE

                                                  COLUMBIA STRATEGIC INCOME FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

PORTFOLIO STRUCTURE AS OF 05/31/05 (%)

   Government agencies & obligations                                        53.4
   Corporate fixed-income
     bonds & notes                                                          38.0
   Mortgage-backed securities                                                5.3
   Asset-backed securities                                                   0.7
   Convertible bonds                                                         0.3
   Municipal bond (taxable)                                                  0.2
   Cash equivalents, net other
     assets & liabilities                                                    2.1

QUALITY BREAKDOWN AS OF 05/31/05 (%)

   AAA                                                                      44.8
   AA                                                                        1.7
   A                                                                         1.3
   BBB                                                                       6.6
   BB                                                                        9.2
   B                                                                        22.0
   CCC                                                                      11.1
   CC                                                                        1.8
   Non-rated                                                                 1.5

Quality breakdown is calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard & Poor's, a division of The McGraw-Hill Companies, Inc, Moody's Investors Service, Inc. or Fitch Ratings Ltd.

Portfolio structure is calculated as a percentage of net assets.

Management Style is determined by Columbia Management, and is based on the investment strategy and process as outlined in the fund's prospectus.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[SIDENOTE]

SUMMARY

- FOR THE 12-MONTH PERIOD ENDED MAY 31, 2005, THE FUND'S CLASS A SHARES RETURNED 10.37% WITHOUT SALES CHARGE.

- THE FUND OUTPERFORMED BOTH ITS BENCHMARK AND ITS PEER GROUP, IN LARGE PART BECAUSE OF ITS WILLINGNESS TO TAKE ON SOME ADDITIONAL RISK IN ORDER TO PRODUCE HIGHER CURRENT YIELDS.

- PERFORMANCE BENEFITED FROM EXPOSURE TO HIGH-YIELD AND FOREIGN GOVERNMENT BONDS, INCLUDING EMERGING MARKETS, WHICH WERE THE STRONGEST ASSET CLASSES DURING THE PERIOD.

CLASS A SHARES                                     10.37%
LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX        7.00%

The Lehman Brothers Government/Credit Bond Index is an unmanaged index that tracks the performance of U.S. Government and corporate bonds rated investment grade or better, with maturities of at least one year. It is unmanaged and unavailable for investment.

                                    OBJECTIVE
                Seeks current income consistent with prudent risk
                      and also seeks maximum total return

                                TOTAL NET ASSETS
                                $1,276.1 million

MANAGEMENT STYLE

            FIXED INCOME MATURITY
            SHORT   INTERM.  LONG
QUALITY
LOW
MED                    X
HIGH

UNDERSTANDING YOUR EXPENSES

                                                  COLUMBIA STRATEGIC INCOME FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

12/01/04 - 05/31/05

                        ACCOUNT VALUE AT THE            ACCOUNT VALUE AT THE              EXPENSES PAID           FUND'S ANNUALIZED
                     BEGINNING OF THE PERIOD ($)        END OF THE PERIOD ($)          DURING THE PERIOD ($)      EXPENSE RATIO (%)
                      ACTUAL       HYPOTHETICAL       ACTUAL       HYPOTHETICAL      ACTUAL       HYPOTHETICAL
   Class A           1,000.00        1,000.00        1,006.68        1,019.75          5.20            5.24             1.04
   Class B           1,000.00        1,000.00        1,004.54        1,016.01          8.95            9.00             1.79
   Class C           1,000.00        1,000.00        1,003.64        1,016.75          8.19            8.25             1.64
   Class J           1,000.00        1,000.00        1,006.58        1,018.00          6.95            6.99             1.39
   Class Z           1,000.00        1,000.00        1,007.93        1,020.94          4.00            4.03             0.80

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the distributor not waived or reimbursed a portion of class C shares' expenses, class C shares' total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only continuing costs of investing in the fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[SIDENOTE]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT www.columbiafunds.com OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

ECONOMIC UPDATE

                                                  COLUMBIA STRATEGIC INCOME FUND

ECONOMIC UPDATE

The US economy moved ahead at a steady pace during the 12-month period that began June 1, 2004 and ended May 31, 2005. Gross domestic product (GDP) expanded at an estimated annualized rate of approximately 3.7% as job growth helped buoy consumer spending and rising profits boosted business spending. Record high energy prices failed to put a damper on growth as the economy actually gained strength as the period wore on.

Job growth dominated the economic news and drove consumer confidence readings both up and down, depending on the number of new jobs reported. Overall, the labor market improved during the period and consumers remained significantly more optimistic about prospects for the US economy and about their own employment than they were a year ago.

Consumer spending grew during the period, as retail sales and the housing market remained strong. The business sector also contributed to the economy's solid pace. Yet, given a maturing economic cycle, two straight years of double-digit profit growth and a significant build-up of cash on corporate balance sheets, business spending was not as robust as expected.

BONDS DELIVERED SOLID GAINS

The US bond market delivered solid returns despite rising short-term interest rates, which historically have driven yields on other maturity ranges higher--and bond prices lower. That was not the case over the past 12 months. After a brief period of volatility early in 2005, the yield on the 10-year U.S. Treasury note, a bellwether for the bond market, ended the period at 4.0%--significantly lower than where it started the period at 4.6%.

In this environment, the Lehman Brothers Aggregate Bond Index returned 6.82% for the 12-month period. Municipal bonds did even better as state revenues strengthened and fiscal constraints helped many states balance their budgets. High-yield bonds led the fixed income markets, as a stronger economy resulted in improved credit ratings, stronger balance sheets and higher profits for many companies in the high-yield universe. The Merrill Lynch US High Yield, Cash Pay Index returned 10.16%. However, the sector was hit hard late in the period by news that GM and Ford bonds had been downgraded to junk status, and high-yield bonds gave back a portion of their earlier gains in the final months of the period. The riskiest high-yield bonds were hurt the most.

SHORT-TERM INTEREST RATES MOVED HIGHER

After a year of the lowest short-term interest rates in recent history, the Federal Reserve Board (the Fed) raised the federal funds rate, a key short-term rate, from 1.0% to 3.0%(1) during the period. From the outset, the Fed indicated that it would raise short-term interest rates at a "measured pace" in an attempt to balance economic growth against inflationary pressures, and so far each of the eight increases have been in one-quarter percentage point increments. In recent testimony, Fed chairman Greenspan suggested that future increases would likely follow the same gradual course.

STOCKS OUTPERFORMED BONDS

Buoyed by strong gains in the fourth quarter of 2004, the S&P 500 Index returned 8.24% for the period. Returns were lackluster throughout most of 2004, but most segments of the stock market bounced back after the presidential election was settled in November. Stocks retreated early in 2005 as rising energy prices and higher interest rates turned investors cautious once again. Small and mid-cap stocks did significantly better than large cap stocks in the first half of the period, but large-cap stocks pulled ahead in the second half. Value stocks led growth stocks by a significant margin.

(1)  On June 30, the federal funds rate was raised to 3.25%.

[SIDENOTE]

SUMMARY FOR THE 12-MONTH PERIOD ENDED MAY 31, 2005

- BONDS CHALKED UP SOLID GAINS AS MEASURED BY THE LEHMAN BROTHERS AGGREGATE BOND INDEX. HIGH-YIELD BONDS LED THE FIXED INCOME MARKETS, AS MEASURED BY THE MERRILL LYNCH US HIGH YIELD, CASH PAY INDEX. HOWEVER, THEY GAVE BACK SOME OF THEIR RETURN IN THE LAST MONTHS OF THE PERIOD.

LEHMAN INDEX                 6.82%
MERRILL LYNCH INDEX         10.16%

- STOCKS OUTPERFORMED MOST SEGMENTS OF THE BOND MARKET, AS MEASURED BY THE S&P 500 INDEX. MOST OF THE PERIOD'S GAINS WERE GENERATED DURING A FOURTH-QUARTER RALLY IN 2004. VALUE STOCKS OUTPERFORMED GROWTH STOCKS, AS MEASURED BY THE RUSSELL(R) 1000 VALUE INDEX.

S&P 500 INDEX                8.24%
RUSSELL INDEX               15.49%

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues.

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The Russell 1000 Value Index is an unmanaged index that tracks the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

PORTFOLIO MANAGERS' REPORT

                                                  COLUMBIA STRATEGIC INCOME FUND

For the 12-month period ended May 31, 2005, class A shares of Columbia Strategic Income Fund returned 10.37% without sales charge. Fund performance was greater than the Lehman Brothers Government/Credit Bond Index, which returned 7.00% for the period. The fund also exceeded the average return of the Lipper Multi-Sector Income Funds Category, which was 9.81%.(1) All three of the fund's major sectors--high-yield corporate, foreign government and US government bonds--made positive contributions to total return. However, the fund's emphasis on low-quality high-yield debt and emerging market debt was the most important factor behind its above-average results.

HIGH-YIELD LED THE WAY

The high-yield segment, which accounted for approximately 39% of the fund's assets during the past 12 months, made the most significant contribution to overall performance. For most of the period, lower-quality assets outperformed stronger credits as investors sought higher yields than those available from the US Treasury market. This trend reversed itself in March and April, and we cut back somewhat on lower quality credits.

FOREIGN INVESTMENTS ADDED TO RETURN

Investor interest in yield also benefited emerging market bonds, which accounted for approximately 15% of the fund's assets. Higher prices for commodities such as oil helped to drive the prices of emerging market exports higher, and many countries were able to improve their fiscal positions. The fund's investments in Brazil and Russia were especially productive during the period.

The fund's investments in developed markets were aided by favorable currency translations, as the Canadian, Australian and New Zealand dollars rose strongly versus the US dollar. The euro also outperformed the dollar for much of the period, but gave back much of its gains late in the period amid uncertainty related to the European constitution and its subsequent rejection by voters in France and the Netherlands. However, the downward trends in European interest rates allowed European bonds to outperform Treasury bonds over the 12-month period. Altogether, the fund's investments in developed foreign markets accounted for approximately 20% of the total portfolio.

TREASURIES PLAYED CATCH-UP

The US Treasury market got off to a slow start during the 12-month period, as the Federal Reserve (the Fed) began what has become a protracted effort to push up short-term interest rates. Given the higher-rate environment, Treasury bonds with longer maturities held up surprisingly well, and produced positive results for the period. Treasuries finished the period on a high note, having gained momentum when the high-yield market began to retreat in March.

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

[SIDENOTE]

NET ASSET VALUE PER SHARE AS OF 05/31/05 (%)

   Class A                   6.15
   Class B                   6.15
   Class C                   6.15
   Class J                   6.14
   Class Z                   6.10

DISTRIBUTIONS DECLARED PER SHARE 06/01/04 - 05/31/05 ($)

   Class A                   0.48
   Class B                   0.44
   Class C                   0.45
   Class J                   0.46
   Class Z                   0.50

SEC YIELDS AS OF 05/31/05 (%)

   Class A                   5.15
   Class B                   4.66
   Class C                   4.81
   Class J                   4.81
   Class Z                   5.66

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

LOOKING AHEAD

With expectations of slightly slower economic growth in the United States and the potential for increased political uncertainty in emerging markets, we have reduced our commitment to some of the riskier areas of the fixed-income marketplace. In the United States, we expect the Fed to continue to raise short-term interest rates, but we do not envision the federal funds rate above 4.0%. Overseas, we expect the dollar to continue to move lower over time, despite recent US dollar strength. As a result of currency gains over the past few years, we have reduced our currency exposure to bring the fund more in line with its peer group. Finally, we will continue to pay attention to political developments in emerging markets, where elections slated in a number of countries, including Mexico and Brazil, have the potential to affect their respective bond markets in the year ahead.

[PHOTO OF LAURA A. OSTRANDER]

Laura A. Ostrander has managed or co-managed the Columbia Strategic Income Fund since September 2000 and has been with the advisor or its predecessors or affiliate organizations since December 1996.

/s/ Laura A. Ostrander

[PHOTO OF KEVIN L. CRONK]

Kevin L. Cronk, CFA, a member of the advisor's High Yield Portfolio Management Team, has co-managed the fund since June 2005. Mr. Cronk joined an affiliate of the advisor in August 1999 as a research analyst specializing in the chemicals, healthcare and telecom industries.

/s/ Kevin L. Cronk

[PHOTO OF THOMAS A. LAPOINTE]

Thomas A. LaPointe, CFA, a member of the advisor's High Yield Portfolio Management Team, has co-managed the fund since June 2005. Mr. LaPointe joined an affiliate of the advisor in February 1999 as a senior member of the Fixed Income Department's research group and has provided high-yield analytical support to mutual funds investing in the metals, gaming and European telecom industries.

/s/ Thomas A. LaPointe

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investing in high-yield or "junk bonds" offers the potential for higher income than investments in investment-grade bonds but they also have a higher degree of risk. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments. High-yield bonds issued by foreign entities have greater potential risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

[SIDENOTE]

WITH EXPECTATIONS OF SLIGHTLY SLOWER ECONOMIC GROWTH IN THE UNITED STATES AND THE POTENTIAL FOR INCREASED POLITICAL UNCERTAINTY IN EMERGING MARKETS, WE HAVE REDUCED OUR COMMITMENT TO SOME OF THE RISKIER AREAS OF THE FIXED-INCOME MARKETPLACE.

INVESTMENT PORTFOLIO
May 31, 2005                                      COLUMBIA STRATEGIC INCOME FUND

                                                                                                       PAR           VALUE ($)
---------------------------------------------   ------------------------------------------------------------------------------
GOVERNMENT AGENCIES & OBLIGATIONS - 53.4%
FOREIGN GOVERNMENT BONDS - 33.1%

             Aries Vermoegensverwaltungs GmbH   7.750% 10/25/09 (a)                         EUR       2,500,000      3,562,060

                      Corp. Andina de Fomento   6.375% 06/18/09                                       4,000,000      5,544,797

                     European Investment Bank   7.625% 12/07/07                             GBP       5,110,000      9,988,795

                   Federal Republic of Brazil   4.250% 04/15/24 (b)                         USD       8,250,000      7,631,250
                                                8.750% 02/04/25                                       2,475,000      2,493,563
                                                11.500% 04/02/09                            EUR       4,250,000      6,300,861
                                                14.500% 10/15/09                            USD      12,750,000     16,575,000

                  Federal Republic of Germany   4.250% 07/04/14                             EUR      11,740,000     15,657,168
                                                5.000% 07/04/12                                       5,010,000      6,964,347
                                                6.000% 07/04/07                                      10,280,000     13,627,684

                         Government of Canada   5.250% 06/01/13                             CAD       6,200,000      5,418,722
                                                10.000% 06/01/08                                     24,110,000     23,017,108

                    Government of New Zealand   6.000% 11/15/11                             NZD      21,400,000     15,303,488
                                                6.500% 04/15/13                                      13,800,000     10,207,292

                            Kingdom of Norway   5.500% 05/15/09                             NOK      41,770,000      7,070,301
                                                6.000% 05/16/11                                      27,300,000      4,842,677

                             Kingdom of Spain   5.500% 07/30/17                             EUR       7,635,000     11,306,596

                            Kingdom of Sweden   5.000% 01/28/09                             SEK     153,580,000     22,447,832
                                                6.750% 05/05/14                                      86,735,000     14,901,967

                         Republic of Bulgaria   8.250% 01/15/15                             USD       7,065,000      8,840,434

                         Republic of Colombia   9.750% 04/09/11                                       5,095,403      5,745,067
                                                11.500% 05/31/11                            EUR       3,010,000      4,659,236
                                                11.750% 02/25/20                            USD       4,620,000      5,925,150

                           Republic of France   4.000% 04/25/14                             EUR       8,220,000     10,743,753

                            Republic of Italy   5.000% 02/01/12                                      15,535,000     21,415,261

                           Republic of Panama   8.875% 09/30/27                             USD       6,230,000      7,254,835

                             Republic of Peru   7.500% 10/14/14                             EUR       2,475,000      3,374,110
                                                9.875% 02/06/15                             USD       6,100,000      7,417,600

                      Republic of Philippines   10.625% 03/16/25                                      3,100,000      3,472,000

                           Republic of Poland   8.500% 05/12/07                             PLN      14,958,000      4,706,248

                     Republic of South Africa   5.250% 05/16/13                             EUR      11,030,000     14,799,337

                        Republic of Venezuela   9.250% 09/15/27                             USD       6,945,000      6,983,198

                           Russian Federation   5.000% 03/31/30                                       6,060,000      6,652,062
                                                8.750% 07/24/05                                       5,000,000      5,035,000
                                                11.000% 07/24/18                                      5,752,000      8,446,237
                                                12.750% 06/24/28                                      7,430,000     13,212,026

                                 See Accompanying Notes to Financial Statements.

                                                                                                       PAR           VALUE ($)
---------------------------------------------   ------------------------------------------------------------------------------
GOVERNMENT AGENCIES & OBLIGATIONS - (CONTINUED)
FOREIGN GOVERNMENT BONDS - (CONTINUED)

                      United Kingdom Treasury   5.000% 03/07/12                             GBP       2,540,000      4,814,443
                                                7.500% 12/07/06                                       6,535,000     12,443,816
                                                9.000% 07/12/11                                       4,750,000     10,815,789

                        United Mexican States   7.500% 03/08/10                             EUR       5,040,000      7,269,830
                                                7.500% 04/08/33                             USD       9,255,000     10,587,720
                                                11.375% 09/15/16                                      7,590,000     11,339,460

                      Victoria Treasury Corp.   7.500% 08/15/08                             AUD      15,195,000     12,217,537

             Western Australia Treasury Corp.   8.000% 10/15/07                                      14,930,000     11,948,793

                                                                                 FOREIGN GOVERNMENT BONDS TOTAL    422,980,450

U.S. GOVERNMENT AGENCIES & OBLIGATIONS - 20.3%

                    Federal Farm Credit Banks   5.000% 08/25/10                             USD       8,600,000      8,631,424

                           U.S. Treasury Bond   7.500% 11/15/24                                      12,000,000     16,851,096
                                                8.875% 02/15/19                                      11,400,000     16,836,375
                                                10.375% 11/15/12                                     52,000,000     60,098,584
                                                10.625% 08/15/15                                     29,415,000     45,428,938
                                                12.500% 08/15/14                                     52,151,000     69,745,861

                           U.S. Treasury Note   5.000% 02/15/11                                      19,500,000     20,711,126
                                                7.000% 07/15/06                                      20,000,000     20,769,540

                                                                   U.S. GOVERNMENT AGENCIES & OBLIGATIONS TOTAL    259,072,944

                                                TOTAL GOVERNMENT AGENCIES & OBLIGATIONS
                                                (COST OF $651,615,294)                                             682,053,394

CORPORATE FIXED-INCOME BONDS & NOTES - 38.0%
BASIC MATERIALS - 4.0%
CHEMICALS - 1.7%
AGRICULTURAL CHEMICALS - 0.7%

                             IMC Global, Inc.   10.875% 08/01/13                                      1,835,000      2,146,950

                          Terra Capital, Inc.   12.875% 10/15/08                                      2,990,000      3,535,675

                            UAP Holding Corp.   (c) 07/15/12
                                                (10.750% 01/15/08)                                    1,630,000      1,304,000

                         United Agri Products   8.250% 12/15/11                                       1,387,000      1,407,805

                                                                                                                     8,394,430
CHEMICALS - DIVERSIFIED - 0.8%

                BCP Crystal US Holdings Corp.   9.625% 06/15/14                                         767,000        859,040

                        EquiStar Chemicals LP   10.625% 05/01/11                                      2,615,000      2,896,112

See Accompanying Notes to Financial Statements.

                                                                                                        PAR ($)      VALUE ($)
---------------------------------------------   ------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
BASIC MATERIALS -(CONTINUED)
CHEMICALS - (CONTINUED)

                   Huntsman International LLC   7.375% 01/01/15 (a)                                   1,145,000      1,124,963

                                 Huntsman LLC   12.000% 07/15/12 (a)                                  1,735,000      1,995,250

          Innophos Investments Holdings, Inc.   PIK,
                                                11.268% 02/15/15 (a)(b)                                 951,566        846,887

                        Lyondell Chemical Co.   9.625% 05/01/07                                       1,150,000      1,219,000
                                                10.875% 05/01/09                                         20,000         20,600

                         NOVA Chemicals Corp.   6.500% 01/15/12                                         780,000        760,500

                      Westlake Chemical Corp.   8.750% 07/15/11                                         767,000        832,195

                                                                                                                    10,554,547

CHEMICALS - SPECIALTY - 0.2%

                                    Rhodia SA   8.875% 06/01/11                                       2,435,000      2,319,337

                                                                                                                     2,319,337

                                                                                                Chemicals Total     21,268,314

FOREST PRODUCTS & PAPER - 1.2%

FORESTRY - 0.2%

          Millar Western Forest Products Ltd.   7.750% 11/15/13                                       1,260,000      1,152,900

                      Tembec Industries, Inc.   8.500% 02/01/11                                       1,455,000      1,127,625

                                                                                                                     2,280,525

PAPER & RELATED PRODUCTS - 1.0%

                   Abitibi-Consolidated, Inc.   8.375% 04/01/15                                       1,235,000      1,213,387

                            Boise Cascade LLC   6.016% 10/15/12 (a)(b)                                  915,000        896,700
                                                7.125% 10/15/14 (a)                                   1,030,000        975,925

                   Buckeye Technologies, Inc.   8.500% 10/01/13                                       1,165,000      1,199,950

                   Caraustar Industries, Inc.   9.875% 04/01/11                                       1,145,000      1,113,513

                          Fraser Papers, Inc.   8.750% 03/15/15 (a)                                   1,360,000      1,232,500

                        Georgia-Pacific Corp.   8.000% 01/15/24                                       1,025,000      1,173,625

                           Neenah Paper, Inc.   7.375% 11/15/14 (a)                                     680,000        642,600

                           Newark Group, Inc.   9.750% 03/15/14                                       2,025,000      1,761,750

                                NewPage Corp.   10.000% 05/01/12 (a)                                    835,000        818,300
                                                12.000% 05/01/13 (a)                                  1,040,000      1,016,600

                      Norske Skog Canada Ltd.   8.625% 06/15/11                                         850,000        858,500

                                                                                                                    12,903,350

                                                                                  Forest Products & Paper Total     15,183,875

                                 See Accompanying Notes to Financial Statements.

                                                                                                        PAR ($)      VALUE ($)
---------------------------------------------   ------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
BASIC MATERIALS - (CONTINUED)
IRON/STEEL - 0.4%
METAL - IRON - 0.1%

                        Wise Metals Group LLC   10.250% 05/15/12                                      2,295,000      1,904,850

                                                                                                                     1,904,850
STEEL - PRODUCERS - 0.1%

                         Steel Dynamics, Inc.   9.500% 03/15/09                                         940,000      1,001,100

                                                                                                                     1,001,100
STEEL - SPECIALTY - 0.2%

                           UCAR Finance, Inc.   10.250% 02/15/12                                      2,200,000      2,293,500

                                                                                                                     2,293,500

                                                                                               Iron/Steel Total      5,199,450

METALS & MINING - 0.7%
METAL - ALUMINUM - 0.2%

             Kaiser Aluminum & Chemical Corp.   10.875% 10/15/06 (d)                                  3,200,000      2,800,000

                                                                                                                     2,800,000
MINING SERVICES - 0.0%

           HudBay Mining & Smelting Co., Ltd.   9.625% 01/15/12 (a)                                     515,000        499,550

                                                                                                                       499,550
NON-FERROUS METALS - 0.5%

                                Codelco, Inc.   5.500% 10/15/13                                       6,000,000      6,200,400

                                                                                                                     6,200,400

                                                                                          Metals & Mining Total      9,499,950
                                                                                                                  ------------
                                                                                          BASIC MATERIALS TOTAL     51,151,589

COMMUNICATIONS - 8.4%
MEDIA - 4.0%
BROADCAST SERVICES/PROGRAMS - 0.2%

                  Fisher Communications, Inc.   8.625% 09/15/14                                         925,000        982,813

            XM Satellite Radio Holdings, Inc.   8.710% 05/01/09 (b)                                   1,380,000      1,393,800

                                                                                                                     2,376,613
CABLE TV - 1.5%

               Atlantic Broadband Finance LLC   9.375% 01/15/14 (a)                                   1,965,000      1,847,100

                    Cablevision Systems Corp.   7.880% 04/01/09 (a)(b)                                1,580,000      1,651,100
                                                8.000% 04/15/12 (a)                                     620,000        647,125

          Charter Communications Holdings LLC   9.920% 04/01/11                                       8,080,000      5,898,400
                                                10.250% 09/15/10                                      1,130,000      1,144,125

See Accompanying Notes to Financial Statements.

                                                                                                        PAR ($)      VALUE ($)
---------------------------------------------   ------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES -(CONTINUED)
COMMUNICATIONS - (CONTINUED)
MEDIA - (CONTINUED)

                           CSC Holdings, Inc.   6.750% 04/15/12 (a)                                     665,000        673,312
                                                7.625% 04/01/11                                         825,000        874,500

                           Insight Midwest LP   9.750% 10/01/09                                       1,020,000      1,065,900

             Northland Cable Television, Inc.   10.250% 11/15/07                                      1,985,000      1,955,225

       Pegasus Satellite Communications, Inc.   11.250% 01/15/10 (a)(d)                               2,290,000      1,316,750

                     Telenet Group Holding NV   (c) 06/15/14
                                                (11.500% 12/15/08) (a)                                2,210,000      1,624,350

                                                                                                                    18,697,887
MULTIMEDIA - 0.6%

               Advanstar Communications, Inc.   (c) 10/15/11
                                                (15.000% 10/15/05)                                    1,555,000      1,508,350
                                                12.000% 02/15/11                                      1,615,000      1,699,788

           Haights Cross Communications, Inc.   (c) 08/15/11
                                                (12.500% 02/15/09)                                    1,735,000      1,058,350

                  Haights Cross Operating Co.   11.750% 08/15/11                                      1,690,000      1,833,650
                                                11.750% 08/15/11 (a)                                    655,000        710,675

                         Quebecor Media, Inc.   11.125% 07/15/11                                      1,260,000      1,395,450

                                                                                                                     8,206,263
PUBLISHING - NEWSPAPERS - 0.2%

                              Hollinger, Inc.   11.875% 03/01/11 (a)(e)                                 734,000        756,020
                                                12.875% 03/01/11 (a)                                  1,072,000      1,179,200

                                                                                                                     1,935,220

PUBLISHING - PERIODICALS - 0.9%

       CBD Media Holdings LLC & Finance, Inc.   9.250% 07/15/12                                       1,160,000      1,131,000

                           Dex Media East LLC   12.125% 11/15/12                                        877,000      1,050,208

                           Dex Media West LLC   9.875% 08/15/13                                       3,471,000      3,974,295

                              Dex Media, Inc.   (c) 11/15/13
                                                (9.000% 11/15/08)                                     1,375,000      1,096,562

                               PriMedia, Inc.   8.875% 05/15/11                                       2,330,000      2,440,675

                        WDAC Subsidiary Corp.   8.375% 12/01/14 (a)                                   1,455,000      1,360,425

                                                                                                                    11,053,165

RADIO - 0.2%

            Spanish Broadcasting System, Inc.   9.625% 11/01/09                                       2,325,000      2,444,156

                                                                                                                     2,444,156

                                 See Accompanying Notes to Financial Statements.

                                                                                                        PAR ($)      VALUE ($)
---------------------------------------------   ------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
COMMUNICATIONS - (CONTINUED)
MEDIA - (CONTINUED)

TELEVISION - 0.4%

                  Paxson Communications Corp.   (c) 01/15/09
                                                (12.250% 01/15/06)                                    1,775,000      1,641,875
                                                10.750% 07/15/08                                      2,215,000      2,159,625

               Sinclair Broadcast Group, Inc.   8.750% 12/15/11                                       1,740,000      1,844,400

                                                                                                                     5,645,900

                                                                                                    Media Total     50,359,204

TELECOMMUNICATION SERVICES - 4.4%
CELLULAR TELECOMMUNICATIONS - 1.8%

                      American Cellular Corp.   10.000% 08/01/11                                      1,430,000      1,394,250

                      Dobson Cellular Systems   8.375% 11/01/11 (a)                                     450,000        456,750

                  Dobson Communications Corp.   8.875% 10/01/13                                       2,720,000      2,210,000

                            Horizon PCS, Inc.   11.375% 07/15/12 (a)                                    945,000      1,037,137

                              iPCS Escrow Co.   11.500% 05/01/12                                        705,000        779,025

                  Nextel Communications, Inc.   7.375% 08/01/15                                       2,860,000      3,095,950

                        Nextel Partners, Inc.   8.125% 07/01/11                                       1,820,000      1,979,250

                          Rogers Cantel, Inc.   9.750% 06/01/16                                       1,890,000      2,268,000

                        Rogers Wireless, Inc.   8.000% 12/15/12                                       1,125,000      1,203,750

                         Rural Cellular Corp.   8.250% 03/15/12                                       1,215,000      1,234,744

                      UbiquiTel Operating Co.   9.875% 03/01/11                                       2,170,000      2,343,600

                             US Unwired, Inc.   10.000% 06/15/12                                      2,465,000      2,699,175

                       Western Wireless Corp.   9.250% 07/15/13                                       2,205,000      2,513,700

                                                                                                                    23,215,331
SATELLITE TELECOMMUNICATIONS - 0.5%

                      Inmarsat Finance II PLC   (c) 11/15/12
                                                (10.375% 11/15/08)                                    2,090,000      1,536,150

                        Intelsat Bermuda Ltd.   8.250% 01/15/13 (a)                                   2,230,000      2,263,450

                      New Skies Satellites NV   9.125% 11/01/12 (a)                                   1,035,000      1,024,650

                               PanAmSat Corp.   9.000% 08/15/14                                         592,000        643,800

                 Zeus Special Subsidiary Ltd.   (c) 02/01/15
                                                (9.250% 02/01/10) (a)                                 1,620,000      1,020,600

                                                                                                                     6,488,650

See Accompanying Notes to Financial Statements.

                                                                                                        PAR ($)      VALUE ($)
---------------------------------------------   ------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
COMMUNICATIONS - (CONTINUED)
TELECOMMUNICATION SERVICES - (CONTINUED)

TELECOMMUNICATION EQUIPMENT - 0.1%

                    Lucent Technologies, Inc.   6.450% 03/15/29                                       1,700,000      1,470,500

                                                                                                                     1,470,500
TELECOMMUNICATION SERVICES - 0.4%

                                     Axtel SA   11.000% 12/15/13                                      2,260,000      2,412,550

                    Time Warner Telecom, Inc.   9.750% 07/15/08                                       1,060,000      1,060,000
                                                10.125% 02/01/11                                      1,995,000      1,935,150

                                                                                                                     5,407,700
TELEPHONE - INTEGRATED - 1.3%

                        Cincinnati Bell, Inc.   8.375% 01/15/14                                       2,685,000      2,638,012

                  Qwest Capital Funding, Inc.   7.250% 02/15/11                                       4,390,000      4,060,750
                                                7.750% 02/15/31                                       2,065,000      1,688,138

                         Qwest Services Corp.   13.500% 12/15/10 (a)                                  5,505,000      6,248,175

                                 US LEC Corp.   11.890% 10/01/09 (b)                                  1,040,000      1,073,800

                                                                                                                    15,708,875
WIRELESS EQUIPMENT - 0.3%

                        American Towers, Inc.   7.250% 12/01/11                                       1,465,000      1,534,587

                 SBA Telecommunications, Inc.   (c) 12/15/11
                                                (9.750% 12/15/07)                                     1,540,000      1,347,500

                            SpectraSite, Inc.   8.250% 05/15/10                                         785,000        830,138

                                                                                                                     3,712,225

                                                                               Telecommunication Services Total     56,003,281
                                                                                                                  ------------
                                                                                           COMMUNICATIONS TOTAL    106,362,485
CONSUMER CYCLICAL - 7.6%
AIRLINES - 0.4%
AIRLINES - 0.4%

                   Continental Airlines, Inc.   7.568% 12/01/06                                       2,780,000      2,307,400

                     Northwest Airlines, Inc.   9.875% 03/15/07                                       3,445,000      2,153,125

                                                                                                                     4,460,525

                                                                                                 Airlines Total      4,460,525
APPAREL - 0.5%
APPAREL MANUFACTURERS - 0.5%

                          Broder Brothers Co.   11.250% 10/15/10                                        795,000        822,825
                                                11.250% 10/15/10 (a)                                    670,000        693,450

                                 See Accompanying Notes to Financial Statements.

                                                                                                        PAR ($)      VALUE ($)
---------------------------------------------   ------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
CONSUMER CYCLICAL - (CONTINUED)
APPAREL - (CONTINUED)

                           Levi Strauss & Co.   9.750% 01/15/15 (a)                                   3,850,000      3,744,125

                    Phillips-Van Heusen Corp.   7.250% 02/15/11                                         815,000        833,337
                                                8.125% 05/01/13                                         870,000        913,500

                                                                                                                     7,007,237

                                                                                                  Apparel Total      7,007,237
AUTO MANUFACTURERS - 0.2%
AUTO - CARS/LIGHT TRUCKS - 0.1%

                         General Motors Corp.   8.375% 07/15/33                                       1,300,000      1,001,000

                                                                                                                     1,001,000
AUTO - MEDIUM & HEAVY DUTY TRUCKS - 0.1%

                 Navistar International Corp.   7.500% 06/15/11                                       1,535,000      1,546,513

                                                                                                                     1,546,513

                                                                                       Auto Manufacturers Total      2,547,513
AUTO PARTS & EQUIPMENT - 0.8%
AUTO/TRUCK PARTS & EQUIPMENT - ORIGINAL - 0.4%

             Cooper-Standard Automotive, Inc.   8.375% 12/15/14                                       3,000,000      2,490,000

               Delco Remy International, Inc.   9.375% 04/15/12                                       1,900,000      1,444,000

                         Dura Operating Corp.   8.625% 04/15/12                                       1,740,000      1,574,700

                                                                                                                     5,508,700
AUTO/TRUCK PARTS & EQUIPMENT -
   REPLACEMENT - 0.1%

                                Rexnord Corp.   10.125% 12/15/12                                      1,040,000      1,094,600

                                                                                                                     1,094,600
RUBBER - TIRES - 0.3%

                   Goodyear Tire & Rubber Co.   7.857% 08/15/11                                       2,365,000      2,264,487
                                                12.250% 03/01/11                                        685,000        760,350

                                                                                                                     3,024,837

                                                                                   Auto Parts & Equipment Total      9,628,137
DISTRIBUTION/WHOLESALE - 0.1%
DISTRIBUTION/WHOLESALE - 0.1%

                            Buhrmann US, Inc.   7.875% 03/01/15 (a)                                     795,000        763,200

                                                                                                                       763,200

                                                                                   Distribution/Wholesale Total        763,200

See Accompanying Notes to Financial Statements.

                                                                                                        PAR ($)      VALUE ($)
---------------------------------------------   ------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
CONSUMER CYCLICAL - (CONTINUED)
ENTERTAINMENT - 1.1%

GAMBLING (NON-HOTEL) - 0.1%

                       Global Cash Access LLC   8.750% 03/15/12                                       1,945,000      2,090,875

                                                                                                                     2,090,875
MUSIC - 0.4%

           Steinway Musical Instruments, Inc.   8.750% 04/15/11                                       1,260,000      1,310,400

                           Warner Music Group   7.375% 04/15/14                                       1,920,000      1,910,400

                           WMG Holdings Corp.   PIK,
                                                9.760% 12/15/14 (a)(b)                                1,400,000      1,384,771

                                                                                                                     4,605,571
RESORTS/THEME PARKS - 0.2%

                              Six Flags, Inc.   9.625% 06/01/14                                       3,325,000      2,876,125

                                                                                                                     2,876,125

THEATERS - 0.4%

                      AMC Entertainment, Inc.   9.875% 02/01/12                                       2,900,000      2,885,587

                        LCE Acquisition Corp.   9.000% 08/01/14 (a)                                   1,815,000      1,760,550

                                                                                                                     4,646,137

                                                                                            Entertainment Total     14,218,708
HOME BUILDERS - 0.6%

BUILDING - RESIDENTIAL/COMMERCIAL - 0.6%

                            D.R. Horton, Inc.   9.750% 09/15/10                                       2,855,000      3,354,625

               K. Hovnanian Enterprises, Inc.   8.875% 04/01/12                                       1,270,000      1,352,550
                                                10.500% 10/01/07                                      1,470,000      1,617,000

                       Standard-Pacific Corp.   9.250% 04/15/12                                       1,770,000      1,947,000

                                                                                                                     8,271,175

                                                                                            Home Builders Total      8,271,175
HOME FURNISHINGS - 0.2%
APPLIANCES - 0.1%

                              ALH Finance LLC   8.500% 01/15/13                                       1,660,000      1,502,300

                                                                                                                     1,502,300
HOME FURNISHINGS - 0.1%

                         WII Components, Inc.   10.000% 02/15/12                                      1,640,000      1,599,000

                                                                                                                     1,599,000

                                                                                         Home Furnishings Total      3,101,300

                                 See Accompanying Notes to Financial Statements.

                                                                                                        PAR ($)      VALUE ($)
---------------------------------------------   ------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
CONSUMER CYCLICAL - (CONTINUED)
LEISURE TIME - 0.5%

LEISURE & RECREATIONAL PRODUCTS - 0.1%

                                     K2, Inc.   7.375% 07/01/14                                         990,000      1,024,650

                                                                                                                     1,024,650
RECREATIONAL CENTERS - 0.4%

                  AMF Bowling Worldwide, Inc.   10.000% 03/01/10                                      1,825,000      1,825,000

                       Equinox Holdings, Inc.   9.000% 12/15/09                                       1,930,000      1,978,250

              Town Sports International, Inc.   (c) 02/01/14
                                                (11.000% 02/01/09)                                    2,395,000      1,377,125

                                                                                                                     5,180,375

                                                                                             Leisure Time Total      6,205,025
LODGING - 1.9%
CASINO HOTELS - 1.9%

Circus & Eldorado/Silver Legacy Capital Corp.   10.125% 03/01/12                                      1,740,000      1,822,650

                        Hard Rock Hotel, Inc.   8.875% 06/01/13                                       2,040,000      2,172,600

                  Hollywood Casino Shreveport   13.000% 08/01/06 (f)                                  5,220,000      4,254,300

     Inn of the Mountain Gods Resort & Casino   12.000% 11/15/10                                      1,710,000      1,975,050

                                   MGM Mirage   6.750% 09/01/12                                       2,135,000      2,188,375

              Mohegan Tribal Gaming Authority   6.125% 02/15/13 (a)                                   1,025,000      1,030,125

                   Penn National Gaming, Inc.   6.750% 03/01/15 (a)                                   1,890,000      1,899,450

                 Pinnacle Entertainment, Inc.   8.250% 03/15/12                                         880,000        884,400
                                                8.750% 10/01/13                                       1,550,000      1,604,250

                     River Rock Entertainment   9.750% 11/01/11                                       1,165,000      1,258,200

                          Seneca Gaming Corp.   7.250% 05/01/12                                       1,540,000      1,557,325

                        Station Casinos, Inc.   6.875% 03/01/16                                         520,000        533,000

                    Virgin River Casino Corp.   (c) 01/15/13
                                                (12.750% 01/15/09) (a)                                1,205,000        771,200
                                                9.000% 01/15/12 (a)                                     664,000        683,920

                           Wynn Las Vegas LLC   6.625% 12/01/14 (a)                                   2,190,000      2,102,400

                                                                                                                    24,737,245

                                                                                                  Lodging Total     24,737,245

See Accompanying Notes to Financial Statements.

                                                                                                        PAR ($)      VALUE ($)
---------------------------------------------   ------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
CONSUMER CYCLICAL - (CONTINUED)
RETAIL - 1.1%

RETAIL - AUTOMOBILES - 0.1%

                Asbury Automotive Group, Inc.   8.000% 03/15/14                                       1,630,000      1,556,650

                                                                                                                     1,556,650
RETAIL - DRUG STORES - 0.2%

                 Jean Coutu Group, Inc. (PJC)   8.500% 08/01/14                                       1,205,000      1,171,862

                               Rite Aid Corp.   7.500% 01/15/15 (a)                                     555,000        514,763
                                                9.250% 06/01/13                                       1,325,000      1,255,437

                                                                                                                     2,942,062
RETAIL - HOME FURNISHINGS - 0.1%

                           Tempur-Pedic, Inc.   10.250% 08/15/10                                      1,446,000      1,590,600

                                                                                                                     1,590,600

RETAIL - JEWELRY - 0.1%

                    Finlay Fine Jewelry Corp.   8.375% 06/01/12                                       1,510,000      1,291,050

                                                                                                                     1,291,050
RETAIL - MAJOR DEPARTMENT STORES - 0.2%

                                   Saks, Inc.   7.000% 12/01/13                                       1,843,000      1,679,434

                                                                                                                     1,679,434
RETAIL - PROPANE DISTRIBUTORS - 0.2%

                       Ferrellgas Partners LP   8.750% 06/15/12                                       1,310,000      1,290,350

                    Suburban Propane Partners   6.875% 12/15/13 (a)                                     825,000        775,500

                                                                                                                     2,065,850
RETAIL - RESTAURANTS - 0.1%

                   Landry's Restaurants, Inc.   7.500% 12/15/14 (a)                                   1,435,000      1,338,138

                                                                                                                     1,338,138
RETAIL - VIDEO RENTAL - 0.1%

                          Movie Gallery, Inc.   11.000% 05/01/12 (a)                                  1,120,000      1,153,600

                                                                                                                     1,153,600

                                                                                                   Retail Total     13,617,384
TEXTILES - 0.2%
TEXTILE - PRODUCTS - 0.2%

        Collins & Aikman Floorcoverings, Inc.   9.750% 02/15/10                                       1,400,000      1,473,500

                                 See Accompanying Notes to Financial Statements.

                                                                                                        PAR ($)      VALUE ($)
---------------------------------------------   ------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
CONSUMER CYCLICAL - (CONTINUED)
TEXTILES - (CONTINUED)

                                      INVISTA   9.250% 05/01/12 (a)                                   1,150,000      1,250,625

                                                                                                                     2,724,125

                                                                                                 Textiles Total      2,724,125
                                                                                                                  ------------
                                                                                        CONSUMER CYCLICAL TOTAL     97,281,574
CONSUMER NON-CYCLICAL - 5.2%
AGRICULTURE - 0.1%
TOBACCO - 0.1%

             Alliance One International, Inc.   11.000% 05/15/12 (a)                                  1,130,000      1,149,775

                                                                                                                     1,149,775

                                                                                              Agriculture Total      1,149,775
BEVERAGES - 0.1%
BEVERAGES - WINE/SPIRITS - 0.1%

                   Constellation Brands, Inc.   8.125% 01/15/12                                       1,175,000      1,227,875

                                                                                                                     1,227,875

                                                                                                Beverages Total      1,227,875
BIOTECHNOLOGY - 0.2%
MEDICAL - BIOMEDICAL/GENE - 0.2%

                   Bio-Rad Laboratories, Inc.   7.500% 08/15/13                                       2,020,000      2,121,000

                                                                                                                     2,121,000

                                                                                            Biotechnology Total      2,121,000
COMMERCIAL SERVICES - 1.4%
COMMERCIAL SERVICES - 0.2%

                          Iron Mountain, Inc.   7.750% 01/15/15                                       1,025,000      1,009,625

                 Language Line Holdings, Inc.   11.125% 06/15/12                                      2,365,000      2,341,350

                                                                                                                     3,350,975
COMMERCIAL SERVICES - FINANCE - 0.2%

                 Dollar Financial Group, Inc.   9.750% 11/15/11                                       2,385,000      2,486,362

                                                                                                                     2,486,362
FUNERAL SERVICES & RELATED ITEMS - 0.2%

                  Service Corp. International   7.700% 04/15/09                                       2,385,000      2,528,100

                                                                                                                     2,528,100
PRINTING - COMMERCIAL - 0.2%

                               Sheridan Group   10.250% 08/15/11                                      1,290,000      1,328,700

                                 Vertis, Inc.   13.500% 12/07/09 (a)                                  2,300,000      1,725,000

                                                                                                                     3,053,700

See Accompanying Notes to Financial Statements.

                                                                                                        PAR ($)      VALUE ($)
---------------------------------------------   ------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
CONSUMER NON-CYCLICAL - (CONTINUED)
COMMERCIAL SERVICES - (CONTINUED)

PRIVATE CORRECTIONS - 0.3%

                 Corrections Corp. of America   6.250% 03/15/13 (a)                                   1,555,000      1,504,463

                              GEO Group, Inc.   8.250% 07/15/13                                       1,965,000      1,891,312

                                                                                                                     3,395,775
RENTAL AUTO/EQUIPMENT - 0.3%

                            NationsRent, Inc.   9.500% 10/15/10                                       1,355,000      1,436,300
                                                9.500% 05/01/15 (a)                                   1,220,000      1,201,700

                      Williams Scotsman, Inc.   9.875% 06/01/07                                       1,130,000      1,107,400

                                                                                                                     3,745,400

                                                                                      Commercial Services Total     18,560,312
COSMETICS/PERSONAL CARE - 0.4%
COSMETICS & TOILETRIES - 0.4%

                       DEL Laboratories, Inc.   8.000% 02/01/12 (a)                                   1,745,000      1,483,250

                        Elizabeth Arden, Inc.   7.750% 01/15/14                                       1,365,000      1,385,475

               Revlon Consumer Products Corp.   8.625% 02/01/08                                       1,130,000      1,045,250
                                                9.500% 04/01/11 (a)                                   1,360,000      1,251,200

                                                                                                                     5,165,175

                                                                                  Cosmetics/Personal Care Total      5,165,175
FOOD - 0.7%
FOOD - CONFECTIONERY - 0.2%

                                 Merisant Co.   9.500% 07/15/13 (a)                                   1,425,000      1,047,375

                      Tabletop Holdings, Inc.   (c) 05/15/14
                                                (12.250% 11/15/08) (a)                                4,055,000      1,459,800

                                                                                                                     2,507,175
FOOD - MISCELLANEOUS/DIVERSIFIED - 0.3%

                          Dole Food Co., Inc.   8.625% 05/01/09                                       1,436,000      1,514,980

                 Pinnacle Foods Holding Corp.   8.250% 12/01/13                                       2,080,000      1,768,000

                     Reddy Ice Holdings, Inc.   (c) 11/01/12
                                                (10.500% 11/01/08) (a)                                1,120,000        767,200

                                                                                                                     4,050,180
FOOD - RETAIL - 0.2%

               Stater Brothers Holdings, Inc.   8.125% 06/15/12                                       2,715,000      2,633,550

                                                                                                                     2,633,550

                                                                                                     Food Total      9,190,905

                                 See Accompanying Notes to Financial Statements.

                                                                                                        PAR ($)      VALUE ($)
---------------------------------------------   ------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
CONSUMER NON-CYCLICAL - (CONTINUED)
HEALTHCARE SERVICES - 1.4%

DIALYSIS CENTERS - 0.1%

                                 DaVita, Inc.   7.250% 03/15/15 (a)                                   1,725,000      1,733,625

                                                                                                                     1,733,625
MEDICAL - HMO - 0.2%

                   Coventry Health Care, Inc.   8.125% 02/15/12                                       1,690,000      1,812,525

                                                                                                                     1,812,525
MEDICAL - HOSPITALS - 0.3%

                       Tenet Healthcare Corp.   9.875% 07/01/14                                       3,945,000      4,221,150

                                                                                                                     4,221,150
MEDICAL - OUTPATIENT/HOME MEDICAL - 0.1%

                         Select Medical Corp.   7.625% 02/01/15 (a)                                   1,020,000      1,002,150

                                                                                                                     1,002,150
MRI/MEDICAL DIAGNOSTIC IMAGING - 0.5%

                InSight Health Services Corp.   9.875% 11/01/11                                       2,400,000      2,052,000

                               MedQuest, Inc.   11.875% 08/15/12                                      2,460,000      2,460,000

                          MQ Associates, Inc.   (c) 08/15/12
                                                (12.250% 08/15/08)                                    3,945,000      2,248,650

                                                                                                                     6,760,650
PHYSICIAN PRACTICE MANAGEMENT - 0.2%

                   US Oncology Holdings, Inc.   8.620% 03/15/15 (a)(b)                                  870,000        826,500

                            US Oncology, Inc.   9.000% 08/15/12                                       1,955,000      2,072,300

                                                                                                                     2,898,800

                                                                                      Healthcare Services Total     18,428,900
HOUSEHOLD PRODUCTS/WARES - 0.5%
CONSUMER PRODUCTS - MISCELLANEOUS - 0.5%

                        Amscan Holdings, Inc.   8.750% 05/01/14                                       2,255,000      2,097,150

                             Jostens IH Corp.   7.625% 10/01/12                                       1,155,000      1,114,575

                       Playtex Products, Inc.   9.375% 06/01/11                                       2,570,000      2,698,500

                                                                                                                     5,910,225

                                                                                 Household Products/Wares Total      5,910,225

See Accompanying Notes to Financial Statements.

                                                                                                        PAR ($)      VALUE ($)
---------------------------------------------   ------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
CONSUMER NON-CYCLICAL - (CONTINUED)
PHARMACEUTICALS - 0.4%

MEDICAL - DRUGS - 0.3%

                             Elan Finance PLC   7.750% 11/15/11 (a)                                   2,565,000      2,205,900

                        Warner Chilcott Corp.   8.750% 02/01/15 (a)                                   1,035,000        972,900

                                                                                                                     3,178,800
MEDICAL - WHOLESALE DRUG DISTRIBUTION - 0.1%

                                  Nycomed A/S   PIK,
                                                11.750% 09/15/13 (a)                        EUR       1,415,000      1,566,145

                                                                                                                     1,566,145

                                                                                          Pharmaceuticals Total      4,744,945
                                                                                                                  ------------
                                                                                    CONSUMER NON-CYCLICAL TOTAL     66,499,112
ENERGY - 3.5%
OIL & GAS - 1.6%
OIL & GAS DRILLING - 0.2%

                          Ocean Rig Norway AS   10.250% 06/01/08                            USD       1,585,000      1,600,850

                    Pride International, Inc.   7.375% 07/15/14                                         865,000        936,362

                                                                                                                     2,537,212
OIL COMPANIES - EXPLORATION &
 PRODUCTION - 1.3%

                      Chesapeake Energy Corp.   6.375% 06/15/15 (a)                                     440,000        442,200
                                                7.500% 06/15/14                                       1,525,000      1,639,375

                      Compton Petroleum Corp.   9.900% 05/15/09                                       2,200,000      2,348,500

                        Delta Petroleum Corp.   7.000% 04/01/15 (a)                                     875,000        811,562

                         Energy Partners Ltd.   8.750% 08/01/10                                       1,150,000      1,190,250

                Magnum Hunter Resources, Inc.   9.600% 03/15/12                                       1,472,000      1,633,920

                           PEMEX Finance Ltd.   9.150% 11/15/18                                       2,485,000      3,148,396
                                                10.610% 08/15/17                                      1,650,000      2,240,964

                      Petroquest Energy, Inc.   10.375% 05/15/12 (a)                                  1,040,000      1,019,200

                      Whiting Petroleum Corp.   7.250% 05/01/12                                       2,230,000      2,224,425

                                                                                                                    16,698,792
OIL REFINING & MARKETING - 0.1%

                 Premcor Refining Group, Inc.   7.500% 06/15/15                                       1,430,000      1,551,550

                                                                                                                     1,551,550

                                                                                                Oil & Gas Total     20,787,554

                                 See Accompanying Notes to Financial Statements.

                                                                                                        PAR ($)      VALUE ($)
---------------------------------------------   ------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
ENERGY - (CONTINUED)
OIL & GAS SERVICES - 0.7%

OIL - FIELD SERVICES - 0.7%

                                      Gazprom   9.625% 03/01/13                                       5,760,000      6,915,456

                      Newpark Resources, Inc.   8.625% 12/15/07                                       1,560,000      1,552,200

                                                                                                                     8,467,656

                                                                                       Oil & Gas Services Total      8,467,656
PIPELINES - 1.2%
PIPELINES - 1.2%

                                Coastal Corp.   7.625% 09/01/08                                       1,000,000        987,500
                                                7.750% 06/15/10                                       3,080,000      3,064,600

                        Dynegy Holdings, Inc.   6.875% 04/01/11                                       1,895,000      1,800,250
                                                9.875% 07/15/10 (a)                                     960,000      1,039,200

                     Northwest Pipeline Corp.   8.125% 03/01/10                                         760,000        824,600

                                  Sonat, Inc.   7.625% 07/15/11                                       4,230,000      4,166,550

                     Southern Natural Gas Co.   8.875% 03/15/10                                       1,335,000      1,450,144

                     Williams Companies, Inc.   8.125% 03/15/12                                       1,780,000      2,015,850

                                                                                                                    15,348,694

                                                                                                Pipelines Total     15,348,694
                                                                                                                  ------------
                                                                                                   ENERGY TOTAL     44,603,904
FINANCIALS - 0.7%
DIVERSIFIED FINANCIAL SERVICES - 0.5%
FINANCE - AUTO LOANS - 0.0%

              General Motors Acceptance Corp.   6.875% 09/15/11                                         415,000        364,287

                                                                                                                       364,287
FINANCE - INVESTMENT BANKER/BROKER - 0.5%

                      E*Trade Financial Corp.   8.000% 06/15/11                                       1,370,000      1,431,650

                        LaBranche & Co., Inc.   11.000% 05/15/12                                      3,745,000      4,044,600

                                                                                                                     5,476,250

                                                                           Diversified Financial Services Total      5,840,537
REAL ESTATE INVESTMENT TRUSTS - 0.1%
REITS - HOTELS - 0.0%

                   La Quinta Properties, Inc.   7.000% 08/15/12                                         500,000        516,250

                                                                                                                       516,250

See Accompanying Notes to Financial Statements.

                                                                                                        PAR ($)      VALUE ($)
---------------------------------------------   ------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
FINANCIALS -(CONTINUED)
REAL ESTATE INVESTMENT TRUSTS - (CONTINUED)

REITS - MORTGAGE - 0.1%

                     Thornburg Mortgage, Inc.   8.000% 05/15/13                                       1,395,000      1,395,000

                                                                                                                     1,395,000

                                                                            Real Estate Investment Trusts Total      1,911,250
SAVINGS & LOANS - 0.1%
SAVINGS & LOANS/THRIFTS - WESTERN US - 0.1%

                       Western Financial Bank   9.625% 05/15/12                                       1,225,000      1,316,875

                                                                                                                     1,316,875

                                                                                          Savings & Loans Total      1,316,875
                                                                                                                  ------------
                                                                                               FINANCIALS TOTAL      9,068,662
INDUSTRIALS - 6.2%
AEROSPACE & DEFENSE - 0.6%
AEROSPACE/DEFENSE-EQUIPMENT - 0.6%

                              Argo-Tech Corp.   9.250% 06/01/11                                       1,330,000      1,426,425

                           BE Aerospace, Inc.   8.875% 05/01/11                                       2,095,000      2,136,900

                                  Sequa Corp.   8.875% 04/01/08                                         955,000      1,012,300
                                                9.000% 08/01/09                                         770,000        823,900

                 Standard Aero Holdings, Inc.   8.250% 09/01/14 (a)                                   1,370,000      1,411,100

                              TransDigm, Inc.   8.375% 07/15/11                                       1,175,000      1,222,000

                                                                                                                     8,032,625
ELECTRONICS - MILITARY - 0.0%

                         Condor Systems, Inc.   11.875% 05/01/09 (d)(g)                               4,000,000         40,000

                                                                                                                        40,000

                                                                                      Aerospace & Defense Total      8,072,625
BUILDING MATERIALS - 0.5%
BUILDING & CONSTRUCTION PRODUCTS -
   MISCELLANEOUS - 0.1%

                   Associated Materials, Inc.   (c) 03/01/14
                                                (11.250% 03/01/09)                                    1,430,000        850,850

                                 Nortek, Inc.   8.500% 09/01/14                                         990,000        886,050

                                                                                                                     1,736,900
BUILDING PRODUCTS - CEMENT/AGGREGATION - 0.3%

                         RMCC Acquisition Co.   9.500% 11/01/12 (a)                                   1,810,000      1,755,700

                            US Concrete, Inc.   8.375% 04/01/14                                       1,620,000      1,498,500

                                                                                                                     3,254,200

                                 See Accompanying Notes to Financial Statements.


                                                                                                        PAR ($)      VALUE ($)
---------------------------------------------   ------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
INDUSTRIALS - (CONTINUED)
BUILDING MATERIALS - (CONTINUED)

BUILDING PRODUCTS - DOORS & WINDOWS - 0.1%

                                    ACIH, Inc.  (c) 12/15/12
                                                (11.500% 12/15/07) (a)                                2,105,000      1,326,150

                                                                                                                     1,326,150

                                                                                       Building Materials Total      6,317,250
ELECTRICAL COMPONENTS & EQUIPMENT - 0.2%
WIRE & CABLE PRODUCTS - 0.2%

                          Coleman Cable, Inc.   9.875% 10/01/12 (a)                                   2,065,000      1,910,125

                                                                                                                     1,910,125

                                                                        Electrical Components & Equipment Total      1,910,125
ELECTRONICS - 0.2%
ELECTRONIC COMPONENTS - MISCELLANEOUS - 0.2%

               Flextronics International Ltd.   6.250% 11/15/14                                         670,000        670,000

                            Sanmina-SCI Corp.   6.750% 03/01/13 (a)                                   1,655,000      1,563,975

                                                                                                                     2,233,975

                                                                                              Electronics Total      2,233,975
ENGINEERING & CONSTRUCTION - 0.2%
BUILDING & CONSTRUCTION - MISCELLANEOUS - 0.2%

                          J. Ray McDermott SA   11.000% 12/15/13 (a)                                  2,160,000      2,376,000

                                                                                                                     2,376,000

                                                                               Engineering & Construction Total      2,376,000
ENVIRONMENTAL CONTROL - 0.6%
NON-HAZARDOUS WASTE DISPOSAL - 0.6%

             Allied Waste North America, Inc.   7.250% 03/15/15 (a)                                     660,000        623,700
                                                7.875% 04/15/13                                       1,820,000      1,829,100
                                                8.500% 12/01/08                                       2,330,000      2,411,550

                         Waste Services, Inc.   9.500% 04/15/14 (a)                                   2,685,000      2,644,725

                                                                                                                     7,509,075
RECYCLING - 0.0%

                  IMCO Recycling Escrow, Inc.   9.000% 11/15/14 (a)                                     575,000        593,688

                                                                                                                       593,688

                                                                                    Environmental Control Total      8,102,763

See Accompanying Notes to Financial Statements.

                                                                                                        PAR ($)      VALUE ($)
---------------------------------------------   ------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
INDUSTRIALS - (CONTINUED)
HAND/MACHINE TOOLS - 0.1%

MACHINE TOOLS & RELATED PRODUCTS - 0.1%

                                 Newcor, Inc.   6.000% 01/31/13
                                                (7.500% 01/31/08) (g)(h)                                847,510        516,981

                                                                                                                       516,981

                                                                                       Hand/Machine Tools Total        516,981
MACHINERY - DIVERSIFIED - 0.1%
MACHINERY - GENERAL INDUSTRY - 0.1%

                         Douglas Dynamics LLC   7.750% 01/15/12 (a)                                   1,805,000      1,741,825

                                                                                                                     1,741,825

                                                                                  Machinery - Diversified Total      1,741,825
METAL FABRICATE/HARDWARE - 0.6%
METAL PROCESSORS & FABRICATION - 0.4%

                Altra Industrial Motion, Inc.   9.000% 12/01/11 (a)                                   1,195,000      1,147,200

                       Mueller Holdings, Inc.   (c) 04/15/14
                                                (14.750% 04/15/09)                                    1,408,000      1,006,720
                                                10.000% 05/01/12                                      1,700,000      1,785,000

                                 TriMas Corp.   9.875% 06/15/12                                       2,195,000      1,766,975

                                                                                                                     5,705,895
METAL PRODUCTS - FASTENERS - 0.2%

                             FastenTech, Inc.   11.500% 05/01/11                                      2,285,000      2,410,675

                                                                                                                     2,410,675

                                                                                 Metal Fabricate/Hardware Total      8,116,570
MISCELLANEOUS MANUFACTURING - 0.8%
DIVERSIFIED MANUFACTURING OPERATORS - 0.6%

                             Bombardier, Inc.   6.300% 05/01/14 (a)                                   2,715,000      2,389,200

                        J.B. Poindexter & Co.   8.750% 03/15/14                                       1,835,000      1,734,075

                     Koppers Industries, Inc.   9.875% 10/15/13                                       1,960,000      2,087,400

                     Trinity Industries, Inc.   6.500% 03/15/14                                         740,000        714,100

                                                                                                                     6,924,775
FILTRATION/SEPARATE PRODUCTS - 0.1%

                 Polypore International, Inc.   (c) 10/01/12
                                                (10.500% 10/01/08) (a)                                2,365,000      1,188,413

                                                                                                                     1,188,413

                                 See Accompanying Notes to Financial Statements.

                                                                                                        PAR ($)      VALUE ($)
---------------------------------------------   ------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
INDUSTRIALS - (CONTINUED)
MISCELLANEOUS MANUFACTURING - (CONTINUED)

MISCELLANEOUS MANUFACTURING - 0.1%

                              Samsonite Corp.   8.875% 06/01/11                                       1,440,000      1,504,800

                                                                                                                     1,504,800
                                                                                                                  ------------
                                                                              Miscellaneous Manufacturing Total      9,617,988
PACKAGING & CONTAINERS - 1.0%
CONTAINERS - METAL/GLASS - 0.4%

                   Crown European Holdings SA   10.875% 03/01/13                                      1,800,000      2,074,500

               Owens-Brockway Glass Container   6.750% 12/01/14                                       1,950,000      1,969,500
                                                8.250% 05/15/13                                         340,000        367,200

                         Owens-Illinois, Inc.   7.500% 05/15/10                                         440,000        464,200

                                                                                                                     4,875,400
CONTAINERS - PAPER/PLASTIC - 0.6%

               Consolidated Container Co. LLC   (c) 06/15/09
                                                (10.750% 06/15/07)                                    1,500,000      1,155,000

                      Jefferson Smurfit Corp.   8.250% 10/01/12                                       1,600,000      1,584,000
                                                PIK,
                                                11.500% 10/01/15 (a)                        EUR       2,161,310      2,048,719

                         MDP Acquisitions PLC   9.625% 10/01/12                             USD       1,775,000      1,766,125

                      Portola Packaging, Inc.   8.250% 02/01/12                                       1,460,000        912,500

                             Tekni-Plex, Inc.   8.750% 11/15/13 (a)                                     215,000        187,050

                                                                                                                     7,653,394

                                                                                   Packaging & Containers Total     12,528,794
TRANSPORTATION - 1.3%
TRANSPORTATION - MARINE - 0.5%

              Ship Finance International Ltd.   8.500% 12/15/13                                       3,795,000      3,633,712

                                     Stena AB   7.500% 11/01/13                                       1,995,000      1,920,187
                                                9.625% 12/01/12                                       1,425,000      1,528,313

                                                                                                                     7,082,212
TRANSPORTATION - RAIL - 0.2%

                                 TFM SA de CV   9.375% 05/01/12 (a)                                   1,760,000      1,821,600
                                                12.500% 06/15/12                                        575,000        667,000

                                                                                                                     2,488,600
TRANSPORTATION - SERVICES - 0.4%

                         CHC Helicopter Corp.   7.375% 05/01/14                                       1,450,000      1,399,250
                                                7.375% 05/01/14 (a)                                   1,085,000      1,047,025

See Accompanying Notes to Financial Statements.

                                                                                                        PAR ($)      VALUE ($)
---------------------------------------------   ------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
INDUSTRIALS - (CONTINUED)
TRANSPORTATION - (CONTINUED)

                  Petroleum Helicopters, Inc.   9.375% 05/01/09                                       2,710,000      2,804,850

                                                                                                                     5,251,125
TRANSPORTATION - TRUCK - 0.2%

                        Allied Holdings, Inc.   8.625% 10/01/07                                         560,000        207,200

                                      QDI LLC   9.000% 11/15/10                                       2,060,000      1,874,600

                                                                                                                     2,081,800

                                                                                           Transportation Total     16,903,737
                                                                                                                  ------------
                                                                                              INDUSTRIALS TOTAL     78,438,633

TECHNOLOGY - 0.1%
SEMICONDUCTORS - 0.1%
ELECTRONIC COMPONENTS - SEMICONDUCTORS - 0.1%

                       Amkor Technology, Inc.   9.250% 02/15/08                                       1,805,000      1,588,400

                                                                                                                     1,588,400

                                                                                           Semiconductors Total      1,588,400
                                                                                                                  ------------
                                                                                               TECHNOLOGY TOTAL      1,588,400

UTILITIES - 2.3%
ELECTRIC - 2.3%
ELECTRIC - GENERATION - 0.5%

                                    AES Corp.   9.000% 05/15/15 (a)                                     585,000        653,737
                                                9.500% 06/01/09                                       2,046,000      2,271,060

                        Edison Mission Energy   9.875% 04/15/11                                       2,290,000      2,656,400

                              Texas Genco LLC   6.875% 12/15/14 (a)                                   1,205,000      1,239,644

                                                                                                                     6,820,841
ELECTRIC - INTEGRATED - 0.8%

                             CMS Energy Corp.   8.900% 07/15/08                                       1,810,000      1,936,700

                             Nevada Power Co.   9.000% 08/15/13                                       1,060,000      1,187,200
                                                10.875% 10/15/09                                      2,025,000      2,257,875

                    PSE&G Energy Holdings LLC   8.625% 02/15/08                                       2,495,000      2,632,225

                        TNP Enterprises, Inc.   10.250% 04/01/10                                      1,630,000      1,715,575

                                                                                                                     9,729,575
INDEPENDENT POWER PRODUCER - 1.0%

                 Caithness Coso Funding Corp.   9.050% 12/15/09                                       2,384,181      2,551,073

                                Calpine Corp.   8.500% 07/15/10 (a)                                   1,845,000      1,346,850

                                 See Accompanying Notes to Financial Statements.

                                                                                                        PAR ($)      VALUE ($)
---------------------------------------------   ------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
UTILITIES - (CONTINUED)
ELECTRIC - (CONTINUED)

                   Calpine Generating Co. LLC   11.500% 04/01/11                                      1,370,000      1,178,200
                                                12.390% 04/01/11 (b)                                  2,950,000      2,596,000

                      MSW Energy Holdings LLC   7.375% 09/01/10                                         800,000        806,000
                                                8.500% 09/01/10                                       2,130,000      2,204,550

                   Orion Power Holdings, Inc.   12.000% 05/01/10                                      1,825,000      2,185,438

                                                                                                                    12,868,111

                                                                                                 Electric Total     29,418,527
                                                                                                                  ------------
                                                                                                UTILITIES TOTAL     29,418,527

                                                TOTAL CORPORATE FIXED-INCOME BONDS & NOTES
                                                (COST OF $478,539,069)                                             439,808,982

MORTGAGE-BACKED SECURITIES - 5.3%
MORTGAGE-BACKED SECURITIES - 5.3%

             Federal Home Loan Mortgage Corp.   7.500% 03/01/16                                           6,050          6,141
                                                8.000% 04/01/06 - 05/01/16                               50,751         51,845
                                                8.500% 02/01/07 - 07/01/10                               39,821         41,160
                                                8.750% 06/01/08                                           1,397          1,427
                                                9.000% 06/01/08 - 01/01/22                               64,244         68,763
                                                9.250% 08/01/08 - 05/01/16                               84,065         91,065
                                                9.500% 11/01/08 - 08/01/16                               34,343         36,318
                                                9.750% 12/01/08 - 09/01/16                                8,449          9,057
                                                10.000% 07/01/09 - 11/01/19                             112,171        120,334
                                                10.500% 01/01/20 - 10/01/24                              92,894        106,200
                                                10.750% 05/01/10 - 09/01/13                             118,845        129,789
                                                11.250% 10/01/10 - 11/01/15                             104,253        114,928

        Federal National Mortgage Association   7.500% 11/01/11                                          16,820         16,909
                                                8.000% 07/01/08 - 07/01/09                               37,355         38,617
                                                8.250% 11/01/07                                          19,123         19,270
                                                8.500% 05/01/08 - 09/01/21                              105,324        109,206
                                                9.000% 11/01/08 - 08/01/21                              342,494        362,854
                                                9.250% 05/01/16                                          92,508        101,455
                                                10.000% 11/01/13 - 03/01/16                             214,828        239,354
                                                10.500% 03/01/14 - 03/01/16                             224,884        252,201

                                                TBA
                                                6.500% 12/01/35 (i)                                  60,590,000     62,937,863

See Accompanying Notes to Financial Statements.

                                                                                                        PAR ($)      VALUE ($)
---------------------------------------------   ------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES - (CONTINUED)

MORTGAGE-BACKED SECURITIES - (CONTINUED)

     Government National Mortgage Association   8.500% 02/15/06                                             612            627
                                                9.000% 08/15/08 - 12/15/17                            1,138,153      1,234,577
                                                9.500% 06/15/09 - 11/15/17                              507,997        544,136
                                                10.000% 11/15/09 - 09/15/21                             161,747        180,721
                                                10.500% 12/15/10 - 04/15/21                              49,627         56,119
                                                11.000% 12/15/09 - 10/15/15                             248,315        275,960
                                                11.750% 08/15/13                                          8,448          9,662
                                                12.000% 05/15/14                                            428            497
                                                                               MORTGAGE-BACKED SECURITIES TOTAL     67,157,055

                                                TOTAL MORTGAGE-BACKED SECURITIES
                                                (COST OF $67,231,574)                                               67,157,055

ASSET-BACKED SECURITIES - 0.7%

                         Equity One ABS, Inc.   4.205% 04/25/34                                       5,050,000      5,018,387

               GMAC Mortgage Corp. Loan Trust   4.865% 09/25/34                                       4,130,000      4,139,499

                                                TOTAL ASSET-BACKED SECURITIES
                                                (COST OF $9,143,703)                                                 9,157,886

CONVERTIBLE BONDS - 0.3%
COMMUNICATIONS - 0.2%
TELECOMMUNICATION SERVICES - 0.2%
TELECOMMUNICATIONS EQUIPMENT - 0.2%

                        Nortel Networks Corp.   4.250% 09/01/08                                       2,265,000      2,080,403

                                                                                                                     2,080,403

                                                                               Telecommunication Services Total      2,080,403
                                                                                                                   -----------
                                                                                            COMMUNICATIONS TOTAL     2,080,403
UTILITIES - 0.1%
ELECTRIC - 0.1%
INDEPENDENT POWER PRODUCER - 0.1%

                                 Mirant Corp.   2.500% 06/15/21 (d)                                   1,565,000      1,236,334

                                                                                                                     1,236,334

                                                                                                 Electric Total      1,236,334
                                                                                                                   -----------
                                                                                               UTILITIES TOTAL       1,236,334

                                                TOTAL CONVERTIBLE BONDS
                                                (COST OF $3,115,519)                                                 3,316,737

                                 See Accompanying Notes to Financial Statements.

                                                                                                        PAR ($)      VALUE ($)
---------------------------------------------   ------------------------------------------------------------------------------
MUNICIPAL BOND (TAXABLE) - 0.2%
CALIFORNIA - 0.2%

              CA Cabazon Band Mission Indians   13.000% 10/01/11 (e)                                  2,820,000      2,931,305
                                                                                                                 -------------
                                                                                               CALIFORNIA TOTAL      2,931,305

                                                TOTAL MUNICIPAL BOND (TAXABLE)
                                                (COST OF $2,820,000)                                                 2,931,305

SHORT-TERM OBLIGATION - 5.3%

                                                Repurchase agreement with State Street Bank &
                                                Trust Co., dated 05/31/05, due 06/01/05 at
                                                2.900%, collateralized by U.S. Government
                                                Agencies with various maturities to 11/15/16,
                                                market value of $69,160,242 (repurchase
                                                proceeds $67,808,462)                                67,803,000     67,803,000

                                                TOTAL SHORT-TERM OBLIGATION
                                                (COST OF $67,803,000)                                               67,803,000

                                                TOTAL INVESTMENTS - 103.2%
                                                (COST OF $1,280,268,159)(j)                                      1,316,832,262

                                                OTHER ASSETS & LIABILITIES, NET - (3.2)%                           (40,768,912)

                                                NET ASSETS - 100.0%                                              1,276,063,350

NOTES TO INVESTMENT PORTFOLIO:

(a) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2005, these securities) which did not include any illiquid securities except for the following, amounted to $109,678,743, which represents 8.6% of net assets.

                         ACQUISTION
     SECURITY               DATE             PAR            COST          VALUE
     ----------------------------------------------------------------------------
     Hollingar, Inc.       9/30/04        $ 734,000       $ 734,000     $ 756,020

(b) The interest rate shown on floating rate or variable rate securities reflects the rate at May 31, 2005.
(c) Step bond. This security is currently not paying coupon. Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing at this rate.
(d) The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At May 31, 2005, the value of these securities amounted to $5,393,084, which represents 0.4% of net assets.
(e)  Illiquid security.
(f) The issuer is in default of certain debt covenants. Income is not being accrued. At May 31, 2005, the value of this security represents 0.3% of net assets.
(g) Represents fair value as determined in good faith under procedures approved by the Board of Trustees.
(h)  Step bond. Shown parenthetically is the next interest rate to be paid.
(i)  Security purchased on a delayed delivery basis.
(j)  Cost for federal income tax purposes is $1,298,408,725.

See Accompanying Notes to Financial Statements.

At May 31, 2005, the Fund had entered into the following forward currency exchange contracts:

FORWARD CURRENCY                         AGGREGATE    SETTLEMENT   UNREALIZED
CONTRACTS TO SELL          VALUE        FACE VALUE       DATE     APPRECIATION
------------------------------------------------------------------------------
EUR                     $ 8,152,297    $ 8,568,708    06/10/2005   $  416,411
EUR                       4,618,701      4,858,408    06/10/2005      239,707
EUR                      10,159,984     10,719,390    06/15/2005      559,406
EUR                       5,495,012      5,797,476    06/15/2005      302,464
EUR                      17,241,712     17,795,680    06/16/2005      553,968
EUR                      24,959,603     25,517,470    06/27/2005      557,867
GBP                       6,416,805      6,594,040    06/10/2005      177,235
GBP                      12,757,071     13,057,200    06/16/2005      300,129
NOK                       6,146,349      6,259,082    06/10/2005      112,733
SEK                       9,460,891      9,950,495    06/15/2005      489,604
SEK                       9,460,891      9,901,617    06/15/2005      440,726
                                                                  -----------
                                                                  $ 4,150,250
                                                                  -----------

At May 31, 2005, the asset allocation of the Fund is as follows:

                                                                 % OF NET
ASSET ALLOCATION (UNAUDITED)                                       ASSETS
-------------------------------------------------------------------------
Government Agencies & Obligations                                    53.4%
Corporate Fixed-Income Bonds & Notes                                 38.0
Mortgage-Backed Securities                                            5.3
Asset-Backed Securities                                               0.7
Convertible Bonds                                                     0.3
Municipal Bond (Taxable)                                              0.2
Short-Term Obligation                                                 5.3
Other Assets & Liabilities, Net                                      (3.2)
                                                                    -----
                                                                    100.0%
                                                                    -----

ACRONYM                    NAME
-------                    ----
AUD                        Australian Dollar
CAD                        Canadian Dollar
EUR                        Euro
GBP                        British Pound
NOK                        Norwegian Krone
NZD                        New Zealand Dollar
PIK                        Payment-In-Kind
PLN                        Polish Zloty
REIT                       Real Estate Investment Trust
SEK                        Swedish Krona
TBA                        To Be Announced
USD                        United States Dollar

                                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                                            ($)
--------------------------------------------------     ------------------------------------------------------------------------
                                            ASSETS     Investments, at cost                                       1,280,268,159
                                                                                                                  -------------
                                                       Investments, at value                                      1,316,832,262
                                                       Cash                                                           9,728,203
                                                       Foreign currency (cost of $784,953)                              782,705
                                                       Net unrealized appreciation on foreign forward currency
                                                         contracts                                                    4,150,250
                                                       Receivable for:
                                                         Investments sold                                             2,446,549
                                                         Fund shares sold                                             2,657,745
                                                         Dollar roll fee income                                         259,204
                                                         Interest                                                    24,376,653
                                                         Foreign tax reclaims                                           148,870
                                                       Deferred Trustees' compensation plan                              55,628
                                                                                                                  -------------
                                                           Total Assets                                           1,361,438,069

                                       LIABILITIES     Payable for:
                                                         Investments purchased                                       18,135,910
                                                         Investments purchased on a delayed delivery basis           63,253,751
                                                         Fund shares repurchased                                      2,417,076
                                                         Investment advisory fee                                        606,705
                                                         Transfer agent fee                                             202,779
                                                         Pricing and bookkeeping fees                                    35,107
                                                         Merger costs                                                    12,432
                                                         Trustees' fees                                                   6,341
                                                         Custody fee                                                     17,781
                                                         Distribution and service fees                                  556,366
                                                       Deferred dollar roll fee income                                   29,979
                                                       Deferred Trustees' fees                                           55,628
                                                       Other liabilities                                                 44,864
                                                                                                                  -------------
                                                           Total Liabilities                                         85,374,719
                                                                                                     NET ASSETS   1,276,063,350

                         COMPOSITION OF NET ASSETS     Paid-in capital                                            1,586,581,727
                                                       Overdistributed net investment income                         (6,799,350)
                                                       Accumulated net realized loss                               (344,211,764)
                                                       Net unrealized appreciation on:
                                                         Investments                                                 36,564,103
                                                         Foreign currency translations                                3,928,634
                                                                                                                  -------------
                                                                                                     NET ASSETS   1,276,063,350

                                           CLASS A     Net assets                                                   615,771,621
                                                       Shares outstanding                                           100,108,742
                                                       Net asset value per share                                           6.15(a)
                                                       Maximum offering price per share ($6.15/0.9525)                     6.46(b)

                                           CLASS B     Net assets                                                   349,974,531
                                                       Shares outstanding                                            56,937,753
                                                       Net asset value and offering price per share                        6.15(a)

                                           CLASS C     Net assets                                                    51,487,816
                                                       Shares outstanding                                             8,369,726
                                                       Net asset value and offering price per share                        6.15(a)

                                           CLASS J     Net assets                                                   212,131,376
                                                       Shares outstanding                                            34,564,026
                                                       Net asset value per share                                           6.14(a)
                                                       Maximum offering price per share ($6.14/0.9700)                     6.33(b)

                                           CLASS Z     Net assets                                                    46,698,006
                                                       Shares outstanding                                             7,651,776
                                                       Net asset value, offering and redemption price per share            6.10

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MAY 31, 2005                   COLUMBIA STRATEGIC INCOME FUND

                                                                                                                            ($)
--------------------------------------------------     ------------------------------------------------------------------------
                                 INVESTMENT INCOME     Interest                                                      85,666,794
                                                       Dollar roll fee income                                         1,522,203
                                                                                                                  -------------
                                                          Total Investment Income (net of foreign taxes
                                                            withheld of $4,522)                                      87,188,997

                                          EXPENSES     Investment advisory fee                                        7,515,216
                                                       Distribution fee:
                                                         Class B                                                      2,874,174
                                                         Class C                                                        325,121
                                                         Class J                                                        788,300
                                                       Service fee:
                                                         Class A                                                      1,431,285
                                                         Class B                                                        921,689
                                                         Class C                                                        103,901
                                                         Class J                                                        541,752
                                                       Transfer agent fee                                             2,058,922
                                                       Pricing and bookkeeping fees                                     397,242
                                                       Trustees' fees                                                    47,837
                                                       Custody fee                                                      209,071
                                                       Merger costs                                                      12,432
                                                       Non-recurring costs (See Note 8)                                  40,235
                                                       Other expenses                                                   481,041
                                                                                                                  -------------
                                                         Total Expenses                                             17,748,218
                                                       Fees waived by Distributor - Class C                             (65,257)
                                                       Non-recurring costs assumed by Investment Advisor
                                                         (See Note 8)                                                   (40,235)
                                                       Custody earnings credit                                          (18,195)
                                                                                                                  -------------
                                                         Net Expenses                                                17,624,531
                                                                                                                  -------------
                                                     Net Investment Income                                          69,564,466

        NET REALIZED AND UNREALIZED GAIN (LOSS) ON     Net realized gain (loss) on:
                  INVESTMENTS AND FOREIGN CURRENCY       Investments                                                 22,127,956
                                                         Foreign currency transactions                               (4,290,782)
                                                                                                                  -------------
                                                           Net realized gain                                         17,837,174

                                                       Net change in unrealized appreciation (depreciation) on:
                                                         Investments                                                 27,055,879
                                                         Foreign currency translations                                5,226,382
                                                                                                                  -------------
                                                           Net change in unrealized appreciation (depreciation)      32,282,261
                                                                                                                  -------------
                                                       Net Gain                                                      50,119,435
                                                                                                                  -------------
                                                       Net Increase in Net Assets from Operations                   119,683,901

                                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
                                                  COLUMBIA STRATEGIC INCOME FUND

                                                                                                             YEAR ENDED MAY 31,
                                                                                                           2005 ($)        2004 ($)
--------------------------------------------------     ----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

                                        OPERATIONS     Net investment income                             69,564,466      74,531,176
                                                       Net realized gain on investments and foreign
                                                         currency transactions                           17,837,174      43,311,979
                                                       Net change in unrealized appreciation
                                                         (depreciation) on investments and foreign
                                                         currency translations                           32,282,261     (39,526,227)
                                                                                                      -----------------------------
                                                       Net Increase from Operations                     119,683,901      78,316,928

            DISTRIBUTIONS DECLARED TO SHAREHOLDERS     From net investment income:
                                                         Class A                                        (46,245,319)    (42,467,084)
                                                         Class B                                        (26,670,567)    (29,338,162)
                                                         Class C                                         (3,110,631)     (2,896,843)
                                                         Class J                                        (16,716,434)    (16,932,962)
                                                         Class Z                                         (1,333,633)        (64,839)
                                                                                                      -----------------------------
                                                       Total Distributions Declared to Shareholders     (94,076,584)    (91,699,890)

                                SHARE TRANSACTIONS     Class A:
                                                         Subscriptions                                  112,949,787      68,039,895
                                                         Distributions reinvested                        26,643,837      22,542,999
                                                         Redemptions                                   (101,234,635)   (113,152,672)
                                                                                                      -----------------------------
                                                           Net Increase (Decrease)                       38,358,989     (22,569,778)
                                                       Class B:
                                                         Subscriptions                                   31,189,953      40,064,707
                                                         Distributions reinvested                        15,375,032      16,158,239
                                                         Redemptions                                   (114,341,740)   (128,322,218)
                                                                                                      -----------------------------
                                                           Net Decrease                                 (67,776,755)    (72,099,272)
                                                       Class C:
                                                         Subscriptions                                   18,283,803       8,693,636
                                                         Distributions reinvested                         1,832,963       1,571,832
                                                         Redemptions                                    (10,901,213)    (13,809,960)
                                                                                                      -----------------------------
                                                           Net Increase (Decrease)                        9,215,553      (3,544,492)
                                                       Class J:
                                                         Subscriptions                                    4,292,898       5,771,627
                                                         Redemptions                                    (26,429,927)    (32,286,028)
                                                                                                      -----------------------------
                                                           Net Decrease                                 (22,137,029)    (26,514,401)
                                                       Class Z:
                                                         Subscriptions                                   49,407,426       1,051,458
                                                         Distributions reinvested                           153,680          55,898
                                                         Redemptions                                     (3,229,230)     (1,113,389)
                                                                                                      -----------------------------
                                                           Net Increase (Decrease)                       46,331,876          (6,033)
                                                       Net Increase (Decrease) from Share
                                                         Transactions                                     3,992,634    (124,733,976)
                                                                                                      -----------------------------
                                                              Total Increase (Decrease) in Net Assets    29,599,951    (138,116,938)

                                        NET ASSETS     Beginning of period                            1,246,463,399   1,384,580,337
                                                       End of period                                  1,276,063,350   1,246,463,399
                                                       Undistributed (overdistributed) net investment
                                                        income at end of period                          (6,799,350)        852,349

See Accompanying Notes to Financial Statements.

                                                                                                                YEAR ENDED MAY 31,
                                                                                                               2005            2004
--------------------------------------------------     ----------------------------------------------------------------------------
                                 CHANGES IN SHARES     Class A:
                                                         Subscriptions                                   18,079,113      11,072,096
                                                         Issued for distributions reinvested              4,268,478       3,674,542
                                                         Redemptions                                    (16,268,593)    (18,468,207)
                                                                                                       ----------------------------
                                                           Net Increase (Decrease)                        6,078,998      (3,721,569)
                                                       Class B:
                                                         Subscriptions                                    5,004,940       6,545,770
                                                         Issued for distributions reinvested              2,464,933       2,635,178
                                                         Redemptions                                    (18,379,866)    (20,955,613)
                                                                                                       ----------------------------
                                                           Net Decrease                                 (10,909,993)    (11,774,665)
                                                       Class C:
                                                         Subscriptions                                    2,940,461       1,417,309
                                                         Issued for distributions reinvested                293,565         256,111
                                                         Redemptions                                     (1,758,067)     (2,263,480)
                                                                                                       ----------------------------
                                                           Net Increase (Decrease)                        1,475,959        (590,060)
                                                       Class J:
                                                         Subscriptions                                      685,030         931,651
                                                         Redemptions                                     (4,251,415)     (5,247,368)
                                                                                                       ----------------------------
                                                           Net Decrease                                  (3,566,385)     (4,315,717)
                                                       Class Z:
                                                         Subscriptions                                    7,959,417         171,694
                                                         Issued for distributions reinvested                 24,800           9,156
                                                         Redemptions                                       (524,884)       (184,806)
                                                                                                       ----------------------------
                                                           Net Increase (Decrease)                        7,459,333          (3,956)

                                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2005                                      COLUMBIA STRATEGIC INCOME FUND

NOTE 1. ORGANIZATION

Columbia Strategic Income Fund (the "Fund"), a series of Columbia Funds Trust I (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOAL

The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

FUND SHARES

The Fund may issue an unlimited number of shares and offers five classes of shares: Class A, Class B, Class C, Class J and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class J shares are subject to a 3% front-end sales charge and are available for purchase only by residents or citizens of Japan. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Forward currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Forward currency contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward currency contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk if the counterparties of the contracts are unable to fulfill the terms of the contracts.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

MORTGAGE DOLLAR ROLL TRANSACTIONS

The Fund may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Fund of investments from its portfolio with an agreement by the Fund to repurchase similar, but not identical, securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to accrue interest and receive principal payment on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities under a mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party. The Fund identifies U.S. Government securities or other liquid high grade debt obligations in an amount equal to the mortgage dollar roll transactions.

DELAYED DELIVERY SECURITIES

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies cash or liquid portfolio securities in an amount equal to the delayed delivery commitment.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction.

FOREIGN CURRENCY TRANSACTIONS

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared monthly and paid monthly. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended May 31, 2005, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities, market discount reclassifications, paydown reclassifications Section 988 reclassifications of foreign currency and non-deductible excise tax paid were identified and reclassified among the components of the Fund's net assets as follows:

   OVERDISTRIBUTED        ACCUMULATED
   NET INVESTMENT         NET REALIZED           PAID-IN
       INCOME                LOSS                CAPITAL
---------------------------------------------------------
      $ 16,860,419       $ (16,849,635)         $ (10,784)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended May 31, 2005 and May 31, 2004 was as follows:

                              MAY 31, 2005     MAY 31, 2004
-----------------------------------------------------------
 Distributions paid from:
    Ordinary income           $ 94,076,584     $ 91,699,890
    Long-term capital gains             --               --

As of May 31, 2005 the components of distributable earnings on a tax basis were as follows:

    UNDISTRIBUTED         UNDISTRIBUTED
      ORDINARY             LONG-TERM          NET UNREALIZED
       INCOME             CAPITAL GAINS        APPRECIATION*
------------------------------------------------------------
    $ 15,831,468              $ --             $ 18,201,922

* The difference between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses on wash sales and discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at May 31, 2005, based on cost of investments for federal income tax purposes, was:

    Unrealized appreciation                    $ 64,148,758
    Unrealized depreciation                     (45,725,221)
-----------------------------------------------------------
      Net unrealized appreciation              $ 18,423,537

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

             YEAR OF                 CAPITAL LOSS
           EXPIRATION                CARRYFORWARD
-----------------------------------------------------------
              2007                  $   1,499,774
              2008                     63,518,542
              2009                    136,912,288
              2010                    135,415,014
              2011                        318,608
                                    $ 337,664,226

Capital loss carryforwards of $7,352,976 were utilized during the year ended May 31, 2005 for the Fund.

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of May 31, 2005, post-October capital losses of $6,533,589 attributed to security transactions were deferred to June 1, 2005.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services to the Fund. Effective November 1, 2004, Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

      AVERAGE DAILY NET ASSETS         ANNUAL FEE RATE
-----------------------------------------------------------
       First $500 million                  0.60%
       $500 million to $1 billion          0.55%
       $1 billion to $1.5 billion          0.52%
       Over $1.5 billion                   0.49%

Prior to November 1, 2004, Columbia received a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

      AVERAGE DAILY NET ASSETS         ANNUAL FEE RATE
-----------------------------------------------------------
       First $1 billion                    0.65%
       $1 billion to $2 billion            0.60%
       Over $2 billion                     0.55%

For the year ended May 31, 2005, the Fund's effective investment advisory fee rate was 0.59%.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund. For the year ended May 31, 2005, the Fund's effective pricing and bookkeeping fee rate, inclusive of out-of-pocket expenses, was 0.031%.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer

Agent receives a fee, paid monthly, at the annual rate of $34.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses. For the year ended May 31, 2005, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket fees, was 0.16%.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. For the year ended May 31, 2005, the Distributor has retained net underwriting discounts of $132,086 on sales of the Fund's Class A shares and received net CDSC fees of $583, $899,725 and $6,086 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which allows the payment of a monthly service fee to the Distributor. The service fee is equal to 0.15% annually of the average daily net assets attributable to outstanding Class A and Class B shares issued prior to January 1, 1993 and 0.25% annually of the average daily net assets attributable to outstanding Class A, Class B, Class C and Class J shares issued thereafter. This arrangement results in a service fee between the 0.15% and 0.25% annual rates. For the year ended May 31, 2005, the effective service fee rate was 0.24% for Class A, Class B, Class C and Class J shares of the Fund.

The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares and 0.35% annually of the average daily net assets attributable to Class J shares. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.60% annually.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended May 31, 2005, the Fund paid $2,774 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the year ended May 31, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $682,796,807 and $712,246,880, respectively, of which $120,301,401 and $104,142,240, respectively, were U.S. Government securities.

NOTE 6. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations.

For the year ended May 31, 2005, the Fund did not borrow under this arrangement.

NOTE 7. SHARES OF BENEFICIAL INTEREST

As of May 31, 2005, the Fund had shareholders whose shares were beneficially owned by participant accounts over which Bank of America and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

NUMBER OF SHAREHOLDERS         % OF SHARES OUTSTANDING HELD
-----------------------------------------------------------
         1                                3.4%

NOTE 8. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

FOREIGN SECURITIES

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

HIGH-YIELD SECURITIES

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent there is no established secondary market.

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

LEGAL PROCEEDINGS

On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the fund or its shareholders can not currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, can not currently be made.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Columbia Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs filed a consolidated amended complaint on June 9, 2005.

The Fund and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Fund.

For the year ended May 31, 2005, Columbia has assumed $40,235 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS
                                                  COLUMBIA STRATEGIC INCOME FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                     PERIOD
                                                                      ENDED
                                          YEAR ENDED MAY 31,        MAY 31,                 YEAR ENDED DECEMBER 31,
CLASS A SHARES                           2005           2004        2003(a)           2002           2001              2000
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                 $    6.02      $    6.09      $    5.63      $    5.64      $    6.00         $    6.62

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                    0.36(b)        0.36(b)        0.16(b)        0.38(b)        0.48(b)(c)        0.58(d)
Net realized and unrealized
gain (loss) on investments and
foreign currency                         0.25           0.01           0.46           0.05          (0.30)(c)         (0.62)
                                    ---------      ---------      ---------      ---------      ---------         ---------
Total from Investment
Operations                               0.61           0.37           0.62           0.43           0.18             (0.04)

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income              (0.48)         (0.44)         (0.16)         (0.42)         (0.50)            (0.53)
Return of capital                          --             --             --          (0.02)         (0.04)            (0.05)
                                    ---------      ---------      ---------      ---------      ---------         ---------
Total Distributions Declared
to Shareholders                         (0.48)         (0.44)         (0.16)         (0.44)         (0.54)            (0.58)

NET ASSET VALUE, END OF PERIOD      $    6.15      $    6.02      $    6.09      $    5.63      $    5.64         $    6.00
Total return (e)                        10.37%          6.21%         11.10%(f)       7.97%          3.07%            (0.68)%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (g)                             1.09%          1.17%          1.27%(h)       1.23%          1.21%             1.17%
Net investment income (g)                5.81%          5.90%          6.52%(h)       6.75%          8.22%(c)          9.12%
Portfolio turnover rate                    57%            68%            59%(f)         62%           106%               35%
Net assets, end of period (000's)   $ 615,772      $ 566,269      $ 595,223      $ 552,737      $ 575,791         $ 536,481

(a)  The Fund changed its fiscal year end from December 31 to May 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 8.60% to 8.22%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                     PERIOD
                                                                      ENDED
                                          YEAR ENDED MAY 31,        MAY 31,                 YEAR ENDED DECEMBER 31,
CLASS B SHARES                           2005           2004        2003(a)           2002           2001              2000
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                 $    6.02      $    6.09      $    5.62      $    5.63      $    6.00         $    6.62

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                    0.32(b)        0.32(b)        0.14(b)        0.34(b)        0.44(b)(c)        0.53(d)
Net realized and unrealized
gain (loss) on investments and
foreign currency                         0.25           0.01           0.47           0.04          (0.32)(c)         (0.62)
                                    ---------      ---------      ---------      ---------      ---------         ---------
Total from Investment
Operations                               0.57           0.33           0.61           0.38           0.12             (0.09)

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income              (0.44)         (0.40)         (0.14)         (0.37)         (0.45)            (0.48)
Return of capital                          --             --             --          (0.02)         (0.04)            (0.05)
                                    ---------      ---------      ---------      ---------      ---------         ---------
Total Distributions Declared
to Shareholders                         (0.44)         (0.40)         (0.14)         (0.39)         (0.49)            (0.53)

NET ASSET VALUE, END OF PERIOD      $    6.15      $    6.02      $    6.09      $    5.62      $    5.63         $    6.00
Total return (e)                         9.55%          5.42%         10.95%(f)       7.17%          2.12%            (1.41)%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (g)                             1.84%          1.92%          2.02%(h)       1.98%          1.96%             1.92%
Net investment income (g)                5.06%          5.15%          5.77%(h)       6.00%          7.47%(c)          8.37%
Portfolio turnover rate                    57%            68%            59%(f)         62%           106%               35%
Net assets, end of period (000's)   $ 349,975      $ 408,345      $ 484,540      $ 456,563      $ 533,406         $ 693,733

(a)  The Fund changed its fiscal year end from December 31 to May 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 7.85% to 7.47%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                     PERIOD
                                                                      ENDED
                                          YEAR ENDED MAY 31,        MAY 31,                 YEAR ENDED DECEMBER 31,
CLASS C SHARES                           2005           2004        2003(a)           2002           2001              2000
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                 $    6.02      $    6.09      $    5.63      $    5.64      $    6.00         $    6.62

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                    0.32(b)        0.33(b)        0.14(b)        0.35(b)        0.45(b)(c)        0.54(d)(e)
Net realized and unrealized
gain (loss) on investments and
foreign currency                         0.26           0.01           0.46           0.04          (0.31)(c)         (0.62)
                                    ---------      ---------      ---------      ---------      ---------         ---------
Total from Investment
Operations                               0.58           0.34           0.60           0.39           0.14             (0.08)

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income              (0.45)         (0.41)         (0.14)         (0.38)         (0.46)            (0.49)
Return of capital                          --             --             --          (0.02)         (0.04)            (0.05)
                                    ---------      ---------      ---------      ---------      ---------         ---------
Total Distributions Declared
to Shareholders                         (0.45)         (0.41)         (0.14)         (0.40)         (0.50)            (0.54)

NET ASSET VALUE, END OF PERIOD      $    6.15      $    6.02      $    6.09      $    5.63      $    5.64         $    6.00
Total return (f)                         9.71%(g)       5.57%(g)      10.82%(g)(h     7.32%(g)       2.45%            (1.26)%(g)

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (i)                             1.69%          1.77%          1.87%(j)       1.83%          1.81%             1.77%(d)
Net investment income (i)                5.21%          5.31%          5.92%(j)       6.15%          7.62%(c)          8.52%(d)
Waiver/reimbursement                     0.15%          0.15%          0.15%(j)       0.15%            --              0.15%
Portfolio turnover rate                    57%            68%            59%(h)         62%           106%               35%
Net assets, end of period (000's)   $  51,488      $  41,520      $  45,572      $  38,923      $  42,906         $  43,538

(a)  The Fund changed its fiscal year end from December 31 to May 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 8.00% to 7.62%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d) Net of fees waived by the Distributor which amounted to $0.02 per share and 0.15% for the year ended December 31, 2000.
(e) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                     PERIOD
                                                                      ENDED
                                          YEAR ENDED MAY 31,        MAY 31,                 YEAR ENDED DECEMBER 31,
CLASS J SHARES                           2005           2004        2003(a)           2002           2001              2000
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                 $    6.01      $    6.08      $    5.62      $    5.63      $    6.00         $    6.62

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                    0.34(b)        0.34(b)        0.15(b)        0.36(b)        0.46(b)(c)        0.55(d)
Net realized and unrealized
gain (loss) on investments and
foreign currency                         0.25           0.01           0.46           0.05          (0.31)(c)         (0.62)
                                    ---------      ---------      ---------      ---------      ---------         ---------
Total from Investment
Operations                               0.59           0.35           0.61           0.41           0.15             (0.07)

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income              (0.46)         (0.42)         (0.15)         (0.40)         (0.48)            (0.50)
Return of capital                          --             --             --          (0.02)         (0.04)            (0.05)
                                    ---------      ---------      ---------      ---------      ---------         ---------
Total Distributions Declared
to Shareholders                         (0.46)         (0.42)         (0.15)         (0.42)         (0.52)            (0.55)

NET ASSET VALUE, END OF PERIOD      $    6.14      $    6.01      $    6.08      $    5.62      $    5.63         $    6.00
Total return (e)                        10.01%          5.88%         10.97%(f)       7.61%          2.56%            (1.02)%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (g)                             1.44%          1.52%          1.62%(h)       1.58%          1.56%             1.52%
Net investment income (g)                5.46%          5.55%          6.17%(h)       6.40%          7.87%(c)          8.77%
Portfolio turnover rate                    57%            68%            59%(f)         62%           106%               35%
Net assets, end of period (000's)   $ 212,131      $ 229,179      $ 258,057      $ 271,733      $ 323,866         $ 508,079

(a)  The Fund changed its fiscal year end from December 31 to May 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 8.25% to 7.87%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                     PERIOD
                                                                      ENDED
                                          YEAR ENDED MAY 31,        MAY 31,                 YEAR ENDED DECEMBER 31,
CLASS Z SHARES                           2005           2004        2003(a)           2002           2001              2000
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                 $    5.98      $    6.05      $    5.59      $    5.62      $    5.99         $    6.62

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                    0.37(b)        0.38(b)        0.17(b)        0.39(b)        0.49(b)(c)        0.59(d)
Net realized and unrealized
gain (loss) on investments and
foreign currency                         0.25           0.01           0.45           0.03          (0.31)(c)         (0.63)
                                    ---------      ---------      ---------      ---------      ---------         ---------
Total from Investment
Operations                               0.62           0.39           0.62           0.42           0.18             (0.04)

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income              (0.50)         (0.46)         (0.16)         (0.43)         (0.51)            (0.54)
Return of capital                          --             --             --          (0.02)         (0.04)            (0.05)
                                    ---------      ---------      ---------      ---------      ---------         ---------
Total Distributions Declared
to Shareholders                         (0.50)         (0.46)         (0.16)         (0.45)         (0.55)            (0.59)

NET ASSET VALUE, END OF PERIOD      $    6.10      $    5.98      $    6.05      $    5.59      $    5.62         $    5.99
Total return (e)                        10.53%          6.52%         11.29%(f)       7.87%          3.14%            (0.59)%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (g)                             0.85%          0.93%          1.03%(h)       0.99%          0.98%             0.93%
Net investment income (g)                6.05%          6.15%          6.76%(h)       6.99%          8.45%(c)          9.36%
Portfolio turnover rate                    57%            68%            59%(f)         62%           106%               35%
Net assets, end of period (000)     $  46,698      $   1,150      $   1,188      $       3      $   1,860         $       1

(a)  The Fund changed its fiscal year end from December 31 to May 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 8.84% to 8.45%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(e)  Total return at net asset value assuming all distributions reinvested.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                                  COLUMBIA STRATEGIC INCOME FUND

TO THE TRUSTEES OF THE COLUMBIA FUNDS TRUST I AND THE SHAREHOLDERS OF COLUMBIA STRATEGIC INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Strategic Income Fund (the "Fund") (a series of Columbia Funds Trust I) at May 31, 2005, the results of its operations, the changes in its net assets and its financial highlights for the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 27, 2005

TRUSTEES
                                                  COLUMBIA STRATEGIC INCOME FUND

The Trustrees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN
YEAR FIRST ELECTED OR APPOINTED TO OFFICE(1)    COLUMBIA FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

DOUGLAS A. HACKER (age 49)                      Executive Vice President-Strategy of United Airlines (airline) since December,
P.O. Box 66100                                  2002 (formerly President of UAL Loyalty Services (airline) from September,
Chicago, IL 60666                               2001 to December, 2002; Executive Vice President and Chief Financial Officer
Trustee (since 1996)                            of United Airlines from July, 1999 to September, 2001; Senior Vice
                                                President-Finance from March, 1993 to July, 1999). Oversees 104, Nash Finch
                                                Company (food distributor)

JANET LANGFORD KELLY (age 47)                   Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm); Adjunct
9534 W. Gull Lake Drive                         Professor of Law, Northwestern University, since September, 2004 (formerly
Richland, MI 49083-8530                         Chief Administrative Officer and Senior Vice President, Kmart Holding
Trustee (since 1996)                            Corporation (consumer goods), from September, 2003 to March, 2004; Executive
                                                Vice President-Corporate Development and Administration, General Counsel and
                                                Secretary, Kellogg Company (food manufacturer), from September, 1999 to
                                                August, 2003; Senior Vice President, Secretary and General Counsel, Sara Lee
                                                Corporation (branded, packaged, consumer-products manufacturer) from January,
                                                1995 to September, 1999). Oversees 104, None

RICHARD W. LOWRY (age 69)                       Private Investor since August, 1987 (formerly Chairman and Chief Executive
10701 Charleston Drive                          Officer, U.S. Plywood Corporation (building products manufacturer)). Oversees
Vero Beach, FL 32963                            106(3), None
Trustee (since 1995)

CHARLES R. NELSON (age 62)                      Professor of Economics, University of Washington, since January, 1976; Ford
Department of Economics                         and Louisa Van Voorhis Professor of Political Economy, University of
University of Washington                        Washington, since September, 1993 (formerly Director, Institute for Economic
Seattle, WA 98195                               Research, University of Washington from September, 2001 to June, 2003) Adjunct
Trustee (since 1981)                            Professor of Statistics, University of Washington, since September, 1980;
                                                Associate Editor, Journal of Money Credit and Banking, since September, 1993;
                                                consultant on econometric and statistical matters. Oversees 104, None

JOHN J. NEUHAUSER (age 62)                      Academic Vice President and Dean of Faculties since August, 1999, Boston
84 College Road                                 College (formerly Dean, Boston College School of Management from September,
Chestnut Hill, MA 02467-3838                    1977 to August, 1999). Oversees 106(3), Saucony, Inc. (athletic footwear)
Trustee (since 1985)

PATRICK J. SIMPSON (age 61)                     Partner, Perkins Coie L.L.P. (law firm). Oversees 104, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN
YEAR FIRST ELECTED OR APPOINTED TO OFFICE(1)    COLUMBIA FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

THOMAS E. STITZEL (age 69)                      Business Consultant since 1999 (formerly Professor of Finance from 1975 to
2208 Tawny Woods Place                          1999, College of Business, Boise State University); Chartered Financial
Boise, ID 83706                                 Analyst. Oversees 104, None
Trustee (since 1998)

THOMAS C. THEOBALD (age 68)                     Partner and Senior Advisor, Chicago Growth Partners (private equity investing)
8 Sound Shore Drive,                            since September, 2004 (formerly Managing Director, William Blair Capital
Suite 285                                       Partners (private equity investing) from September, 1994 to September, 2004).
Greenwich, CT 06830                             Oversees 104, Anixter International (network support equipment distributor);
Trustee and Chairman of the Board(4)            Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate
(since 1996)                                    management services) and Ambac Financial Group (financial guaranty insurance)

ANNE-LEE VERVILLE (age 59)                      Retired since 1997 (formerly General Manager, Global Education Industry, IBM
359 Stickney Hill Road                          Corporation (computer and technology) from 1994 to 1997). Oversees 104,
Hopkinton, NH 03229                             Chairman of the Board of Directors, Enesco Group, Inc. (designer, importer and
Trustee (since 1998)                            distributor of giftware and collectibles)

RICHARD L. WOOLWORTH (age 64)                   Retired since December 2003 (formerly Chairman and Chief Executive Officer,
100 S.W. Market Street                          The Regence Group (regional health insurer); Chairman and Chief Executive
#1500                                           Officer, BlueCross BlueShield of Oregon; Certified Public Accountant, Arthur
Portland, OR 97207                              Young & Company). Oversees 104, Northwest Natural Gas Co. (natural gas service
Trustee (since 1991)                            provider)

INTERESTED TRUSTEE

WILLIAM E. MAYER(2) (age 65)                    Partner, Park Avenue Equity Partners (private equity) since February, 1999
399 Park Avenue                                 (formerly Partner, Development Capital LLC from November 1996 to February,
Suite 3204                                      1999). Oversees 106(3), Lee Enterprises (print media), WR Hambrecht + Co.
New York, NY 10022                              (financial service provider); Reader's Digest (publishing); OPENFIELD
Trustee (since 1994)                            Solutions (retail industry technology provider)

(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

(3) Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

(4) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

     The Statement of Additional Information Includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

OFFICER
                                                  COLUMBIA STRATEGIC INCOME FUND

NAME, ADDRESS AND AGE, POSITION WITH COLUMBIA
FUNDS, YEAR FIRST ELECTED OR APPOINTED TO OFFICE   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
CHRISTOPHER L. WILSON (age 47)                     Head of Mutual Funds since August, 2004 and Senior Vice President of the
One Financial Center                               Advisor since January, 2005; President of the Columbia Funds, Liberty Funds
Boston, MA 02111                                   and Stein Roe Funds since October, 2004; President and Chief Executive Officer
President (since 2004)                             of the Nations Funds since January, 2005; President of the Galaxy Funds since
                                                   April 2005; Director of Bank of America Global Liquidity Funds, plc since May
                                                   2005; Director of Banc of America Capital Management (Ireland), Limited since
                                                   May 2005; Senior Vice President of BACAP Distributors LLC since January, 2005;
                                                   Director of FIM Funding, Inc. since January, 2005; Senior Vice President of
                                                   Columbia Funds Distributor, Inc. since January, 2005; Director of Columbia
                                                   Funds Services, Inc. since January, 2005 (formerly President and Chief
                                                   Executive Officer, CDC IXIS Asset Management Services, Inc. from September,
                                                   1998 to August, 2004).

J. KEVIN CONNAUGHTON (age 40)                      Treasurer of the Columbia Funds since October, 2003 and of the Liberty Funds,
One Financial Center                               Stein Roe Funds and All-Star Funds since December, 2000; Vice President of the
Boston, MA 02111                                   Advisor since April, 2003 (formerly President of the Columbia Funds, Liberty
Treasurer (since 2000)                             Funds and Stein Roe Funds from February, 2004 to October, 2004; Chief
                                                   Accounting Officer and Controller of the Liberty Funds and All-Star Funds from
                                                   February, 1998 to October, 2000); Treasurer of the Galaxy Funds since
                                                   September, 2002 (formerly Treasurer from December, 2002 to December, 2004 and
                                                   President from February, 2004 to December, 2004 of the Columbia Management
                                                   Multi-Strategy Hedge Fund, LLC; Vice President of Colonial Management
                                                   Associates, Inc. from February, 1998 to October, 2000).

MARY JOAN HOENE (age 54)                           Senior Vice President and Chief Compliance Officer of the Columbia Funds,
40 West 57th Street                                Liberty Funds, Stein Roe Funds and All-Star Funds since August, 2004 (formerly
New York, NY 10005                                 Partner, Carter, Ledyard & Milburn LLP from January, 2001 to August, 2004;
Senior Vice President and Chief Compliance         Counsel, Carter, Ledyard & Milburn LLP from November, 1999 to December, 2000;
Officer (since 2004)                               Vice President and Counsel, Equitable Life Assurance Society of the United
                                                   States from April, 1998 to November, 1999).

MICHAEL G. CLARKE (age 35)                         Chief Accounting Officer of the Columbia Funds, Liberty Funds, Stein Roe Funds
One Financial Center                               and All-Star Funds since October, 2004 (formerly Controller of the Columbia
Boston, MA 02111                                   Funds, Liberty Funds, Stein Roe Funds and All-Star Funds from May, 2004 to
Chief Accounting Officer (since 2004)              October, 2004; Assistant Treasurer from June, 2002 to May, 2004; Vice
                                                   President, Product Strategy & Development of the Liberty Funds and Stein Roe
                                                   Funds from February, 2001 to June, 2002; Assistant Treasurer of the Liberty
                                                   Funds, Stein Roe Funds and the All-Star Funds from August, 1999 to February,
                                                   2001; Audit Manager, Deloitte & Touche LLP from May, 1997 to August, 1999).

JEFFREY R. COLEMAN (age 35)                        Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star
One Financial Center                               Funds since October, 2004 (formerly Vice President of CDC IXIS Asset
Boston, MA 02111                                   Management Services, Inc. and Deputy Treasurer of the CDC Nvest Funds and
Controller (since 2004)                            Loomis Sayles Funds from February, 2003 to September, 2004; Assistant Vice
                                                   President of CDC IXIS Asset Management Services, Inc. and Assistant Treasurer
                                                   of the CDC Nvest Funds from August, 2000 to February, 2003; Tax Manager of
                                                   PFPC, Inc. from November, 1996 to August, 2000).

R. SCOTT HENDERSON (age 45)                        Secretary of the Columbia Funds, Liberty Funds and Stein Roe Funds since
One Financial Center                               December, 2004 (formerly Of Counsel, Bingham McCutchen from April, 2001 to
Boston, MA 02111                                   September, 2004; Executive Director and General Counsel, Massachusetts Pension
Secretary (since 2004)                             Reserves Investment Management Board from September, 1997 to March, 2001).

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENT
                                                  COLUMBIA STRATEGIC INCOME FUND

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that the Board of Trustees/Directors (the "Board") of the Columbia Funds (the "Funds"), including a majority of the Trustees and Directors (collectively, the "Trustees") who are not "interested persons" of the Trusts, as defined in the 1940 Act (the "Independent Trustees"), annually review and approve the terms of the Funds' investment advisory agreements. At a meeting held on October 13, 2004, the Board reviewed and approved the management contracts ("Advisory Agreement") with Columbia Management Advisors, Inc. ("CMA") for the Fund.

At meetings held on September 23, 2004 and October 12, 2004, the Advisory Fees and Expenses Committee (the "Committee") of the Board considered the factors described below relating to the selection of CMA and the approval of the Advisory Agreement. At a meeting held on October 13, 2004, the Board, including the Independent Trustees (who were advised by their independent legal counsel), considered these factors and reached the conclusions described below.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board considered information regarding the nature, extent and quality of services that CMA provides to the Fund under the Advisory Agreement. CMA provided the most recent investment adviser registration form ("Form ADV") and code of ethics for CMA to the Board. The Board reviewed information on the status of Securities and Exchange Commission ("SEC") and New York Attorney General ("NYAG") proceedings against CMA and certain of its affiliates, including the agreement in principle entered into with the SEC and the NYAG on March 15, 2004 to settle civil complaints filed by the SEC and the NYAG relating to trading activity in mutual fund shares.(1)

The Board evaluated the ability of CMA, including its resources, reputation and other attributes, to attract and retain highly qualified research, advisory and supervisory investment professionals. The Board considered information regarding CMA's compensation program for its personnel involved in the management of the Fund.

Based on these considerations and other factors, including those referenced below, the Board concluded that they were generally satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by CMA.

FUND PERFORMANCE AND EXPENSES

CMA provided the Board with relative performance and expense information for the Fund in a report prepared by Lipper Inc. ("Lipper") an independent provider of investment company data. The Board considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the "Performance Universe") by total return for one-year, three-year, five-year, ten-year or life of fund periods, as applicable. They also considered the Fund's performance in comparison to the performance results of a group (the "Performance Peer Group") of funds selected by Lipper based on similarities in fund type (e.g. open-end), investment classification and objective, asset size, load type and 12b-1/service fees and other expense features, and to the performance results of the Fund's benchmark index. The Board reviewed a description of Lipper's methodology for selecting the mutual funds in the Fund's Performance Peer Group and Performance Universe.

The Board considered statistical information regarding the Fund's total expenses and certain components thereof, including management fees (both actual management fees based on expenses for advisory and administrative fees including any reductions for fee waivers and expense reimbursements as well as contractual management fees that are computed for a hypothetical level of assets), actual non-management expenses, and fee waivers/caps and expense reimbursements. They also considered comparisons of these expenses to the expense information for funds within a group (the "Expense Peer Group") selected by Lipper based on similarities in fund type (e.g. open-end), investment classification and objective, asset size, load type and 12b-1/service fees and other expense features (but which, unlike the Performance Peer Group, may include funds with several different investment classifications and objectives) and an expense universe ("Expense Universe") selected by Lipper based on the criteria for determining the Expense Peer Group other than asset size. The expense

(1) On February 9, 2005, CMA and its affiliate, Columbia Funds Distributor, Inc., entered into settlement agreements with the SEC and the NYAG that contain substantially the terms outlined in the agreements in principle.

information in the Lipper report took into account all existing fee waivers and expense reimbursements as well as all voluntary advisory fee reductions applicable to certain Funds that were being proposed by management in order to reduce the aggregate advisory fees received from mutual funds advised by CMA and Banc of America Capital Management, LLC ("BACAP") by $32 million per year for five years as contemplated by the agreement in principle with the NYAG.

The Committee also considered the projected impact on expenses of these Funds resulting from the overall cost reductions that management anticipated would result from the proposed shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates.

The Board also considered information in the Lipper report that ranked each Fund based on (i) each Fund's one-year performance and actual management fees, (ii) each Fund's one-year performance and total expenses and (iii) each Fund's 3-year performance and total expenses. Based on these comparisons and expense and performance rankings of the Fund in the Lipper Report, CMA determined an overall score for the Fund. The Committee and the Board also considered projected savings to the Fund that would result from certain modifications in soft dollar arrangements.

The Committee also considered more detailed information relating to certain Funds that were highlighted for additional review based upon the fact that they ranked poorly in terms of overall expense or management fees, maintained poor performance or demonstrated a combination of below average to poor performance while maintaining below average or poor expense rankings. At its September 23, 2004 meeting, the Committee discussed these Funds with management and in executive session. The Committee requested additional information from management regarding the cause(s) of the below-average relative performance of these Funds, any remedial actions management recommended to improve performance and the general standards for review of portfolio manager performance. At its October 12, 2004 meeting, the Committee considered additional information provided by management regarding these Funds. The Board also considered management's proposal to merge or liquidate some of these Funds.

Based on these considerations and other factors, the Board concluded that the overall performance and expense results supported by the approval of the Advisory Agreements for each Fund.

INVESTMENT ADVISORY FEE RATES

The Board reviewed and considered the proposed contractual investment advisory fee rates (the "Advisory Agreement Rates") payable by the Funds to CMA for investment advisory services. In addition, the Board reviewed and considered the existing and proposed fee waiver and reimbursement arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the fee waivers and reimbursements into account (the "Net Advisory Rates"). At previous meetings, the Committee had separately considered management's proposal to reduce annual investment advisory fees for certain Funds under the NYAG agreement in principle and the impact of these reductions on each affected Fund. Additionally, the Board considered information comparing the Advisory Agreement Rates and Net Advisory Rates (both on a stand-alone basis and on a combined basis with the Funds' administration fee rates) with those of the other funds in the Expense Peer Group. The Board concluded that the Advisory Agreement Rates and Net Advisory Rates represented reasonable compensation to CMA, in light of the nature, extent and quality of the services provided to the Funds, the fees paid and expenses borne by comparable funds and the costs that CMA incurs in providing these services to the Funds.

PROFITABILITY

The Board considered a detailed profitability analysis of CMA based on 2003 financial statements, adjusted to take into account advisory fee reductions implemented in November 2003 and proposed reductions under the NYAG proposed settlement. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that CMA and its affiliates received for providing these services to the Funds were not unreasonable.

ECONOMIES OF SCALE

In evaluating potential economies of scale, the Board considered CMA's proposal to implement a standardized breakpoint schedule for combined advisory and administrative fees for the majority of the funds of the same general asset type within the Columbia Funds complex (other than index and closed-end funds). The Board noted that the standardization of the breakpoints would not result in a fee increase for any Fund. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, including most particularly through Advisory Agreement Rate breakpoints at current and reasonably foreseeable asset levels.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS

In evaluating the proposed fee reductions under the NYAG agreement in principle, the Board considered information regarding the advisory fee rates charged by BACAP for the Nations Funds. Members of the Committee and the Board had also separately reviewed advisory fee rates for variable insurance product funds advised by CMA. This information assisted the Board in assessing the reasonableness of fees paid under the Advisory Agreements in light of the nature, extent and quality of services provided under those agreements.

OTHER BENEFITS TO CMA

The Board considered information regarding potential "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationship with the Funds. These benefits could include benefits directly attributable to the relationship of CMA with the Funds (such as soft dollar credits) and benefits potentially derived from an increase in the business of CMA as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

OTHER FACTORS AND BROADER REVIEW

The Board reviews detailed materials provided by CMA annually as part of the approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board reviews information provided by CMA at their regular meetings, including, among other things, a detailed portfolio review, and detailed fund performance reports. In addition, the Board interviews the heads of each investment area at each regular meeting of the Board and selected portfolio managers of the Funds at various times throughout the year. After considering the above-described factors and based on the deliberations and their evaluation of the information provided to them, the Board concluded that re-approval of the Advisory Agreements for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the Advisory Agreements.

COLUMBIA FUNDS
                                                  COLUMBIA STRATEGIC INCOME FUND

                             LARGE GROWTH   Columbia Growth Stock
                                            Columbia Large Cap Growth
                                            Columbia Tax-Managed Growth
                                            Columbia Tax-Managed Growth II*
                                            Columbia Young Investor

                              LARGE VALUE   Columbia Disciplined Value
                                            Columbia Growth & Income*
                                            Columbia Large Cap Core
                                            Columbia Tax-Managed Value*

                            MIDCAP GROWTH   Columbia Acorn Select
                                            Columbia Mid Cap Growth

                             MIDCAP VALUE   Columbia Dividend Income
                                            Columbia Mid Cap Value*
                                            Columbia Strategic Investor

                             SMALL GROWTH   Columbia Acorn
                                            Columbia Acorn USA
                                            Columbia Small Company Equity

                              SMALL VALUE   Columbia Small Cap Value

                                 BALANCED   Columbia Asset Allocation
                                            Columbia Balanced
                                            Columbia Liberty Fund
                                            Columbia Thermostat

                                SPECIALTY   Columbia Real Estate Equity
                                            Columbia Technology
                                            Columbia Utilities

                     TAXABLE FIXED-INCOME   Columbia Federal Securities
                                            Columbia Fixed Income Securities*
                                            Columbia High Yield
                                            Columbia High Yield Opportunity
                                            Columbia Income*
                                            Columbia Intermediate Bond
                                            Columbia Intermediate Government Income*
                                            Columbia Quality Plus Bond
                                            Columbia Short Term Bond*
                                            Columbia Strategic Income

                               TAX EXEMPT   Columbia High Yield Municipal
                                            Columbia Intermediate Tax-Exempt Bond
                                            Columbia Managed Municipals*
                                            Columbia Tax-Exempt
                                            Columbia Tax-Exempt Insured

                  SINGLE STATE TAX EXEMPT   Columbia California Tax-Exempt
                                            Columbia Connecticut Intermediate Municipal Bond
                                            Columbia Connecticut Tax-Exempt
                                            Columbia Florida Intermediate Municipal Bond*
                                            Columbia Massachusetts Intermediate Municipal Bond
                                            Columbia Massachusetts Tax-Exempt
                                            Columbia New Jersey Intermediate Municipal Bond
                                            Columbia New York Intermediate Municipal Bond
                                            Columbia New York Tax-Exempt
                                            Columbia Oregon Municipal Bond
                                            Columbia Pennsylvania Intermediate Municipal Bond*
                                            Columbia Rhode Island Intermediate Municipal Bond

                             MONEY MARKET   Columbia Money Market*
                                            Columbia Municipal Money Market*

                     INTERNATIONAL/GLOBAL   Columbia Acorn International
                                            Columbia Acorn International Select
                                            Columbia Global Equity
                                            Columbia International Stock
                                            Columbia Newport Greater China
                                            Columbia Newport Tiger*

                                    INDEX   Columbia Large Company Index*
                                            Columbia Small Company Index*
                                            Columbia U.S. Treasury Index

* The fund's trustees have approved the merger of this fund, which is scheduled to occur before the end of 2005.

PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF A MUTUAL FUND CAREFULLY BEFORE INVESTING. CONTACT US AT 800-345-6611 FOR A PROSPECTUS WHICH CONTAINS THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUND. READ IT CAREFULLY BEFORE YOU INVEST.

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Management Advisors, Inc. (CMA) is a SEC registered investment advisor and wholly owned subsidiary of Bank of America, N.A. CMA is part of Columbia Management.

IMPORTANT INFORMATION ABOUT THIS REPORT
                                                  COLUMBIA STRATEGIC INCOME FUND

TRANSFER AGENT

Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800-345-6611

DISTRIBUTOR

Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR

Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Strategic Income Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Management Advisors, Inc. (CMA) is a SEC registered investment advisor and wholly owned subsidiary of Bank of America, N.A. CMA is part of Columbia Management.

[GRAPHIC]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by eletronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.


COLUMBIA STRATEGIC INCOME FUND ANNUAL REPORT, MAY 31, 2005           PRSRT STD
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                   HOLLISTON, MA
                                                                   PERMIT NO. 20

[COLUMBIA MANAGEMENT(R) LOGO]

(C) 2005 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611 www.columbiafunds.com


                                               SHC-42/87266-0605 (07/05) 05/6604

ITEM 2. CODE OF ETHICS.

     (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas
E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fee information below is disclosed in aggregate for the two series of the registrant whose reports to stockholders are included in this annual filing.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended May 31, 2005 and May 31, 2004 are approximately as follows:

                  2005                           2004
               $  84,900                      $  77,100

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended May 31, 2005 and May 31, 2004 are approximately as follows:

                  2005                           2004
               $   7,400                      $   8,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2005 and 2004, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended May 31, 2005 and May 31, 2004 are approximately as follows:

                  2005                           2004
               $   5,300                      $   7,200

Tax Fees in both fiscal years 2005 and 2004 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended May 31, 2005 and May 31, 2004 are approximately as follows:

                  2005                           2004
               $       0                      $       0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the "de minimus" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

I. GENERAL OVERVIEW

The Audit Committee of the registrant has adopted a formal policy (the "Policy") which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds (collectively "Fund Services"), and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related

Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser. The adviser and control affiliates are collectively referred to as "Adviser Entities."

The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

II. GENERAL PROCEDURES

On an annual basis, the Fund Treasurer and/or Director of Trustee Administration shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval.

These schedules will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fees for each instance of providing each service. This general pre-approval and related fees (where provided) will generally cover a one-year period (for example, from June 1 through May 31 of the following year). The Audit Committee will review and approve the types of services and review the projected fees for the next one-year period and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform. The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual fund.

If, subsequent to general pre-approval, a fund, its investment adviser or a control affiliate determines that it would like to engage the independent auditor to perform a service that requires pre-approval and that is not included in the general pre-approval list, the specific pre-approval procedure shall be as follows:

   - A brief written request shall be prepared by management detailing the proposed engagement with explanation as to why the work is proposed to be performed by the independent auditor;

   - The request should be addressed to the Audit Committee with copies to the Fund Treasurer and/or Director of Trustee Administration;
   - The Fund Treasurer and/or Director of Trustee Administration will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, when the Committee will discuss the proposed engagement and approve or deny the request.
   - If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. Discussion with the Chairperson (or alternate, if necessary) will be arranged by the Fund Treasurer and/or Director of Trustee Administration. The independent auditor will not commence any such project unless and until specific approval has been given.

III. CERTAIN OTHER SERVICES PROVIDED TO ADVISER ENTITIES

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee's ongoing evaluation of the auditor's independence and objectivity with respect to its audit services to the funds. As a result, in all cases where an Adviser Entity engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements during the period covered by the Policy) exceeds a pre-determined threshold established by the Audit Committee; the independent auditor, Fund Treasurer and/or Director of Trustee Administration will notify the Audit Committee not later than its next meeting. Such notification shall include a general description of the services provided, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reasons for selecting the independent auditor, and the projected fees. Such information will allow the Audit Committee to consider whether non-audit services provided to the adviser and Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the auditor's independence with respect to the Funds.

IV.  REPORTING TO THE AUDIT COMMITTEE

The Fund Treasurer or Director of Trustee Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

   -  A general description of the services, and

   -  Actual billed and projected fees, and
   - The means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

In addition, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds' "investment company complex," as defined by SEC rules, that did not require pre-approval under the Policy.

V. AMENDMENTS; ANNUAL APPROVAL BY AUDIT COMMITTEE

The Policy may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the independent auditor, Fund Treasurer and Director of Trustee Administration. The Policy shall be reviewed and approved at least annually by the Audit Committee.

                                      *****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the "de minimis" exception under paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended May 31, 2005 and May 31, 2004 was zero.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended May 31, 2005 and May 31, 2004 are disclosed in (b) through (d) of this Item.

During the fiscal years ended May 31, 2005 and May 31, 2004, there were no Audit-Related Fees or Tax Fees that were approved for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X. During the fiscal years ended May 31, 2005 and May 31, 2004, All Other Fees that were approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X were approximately $95,500 and $95,000, respectively. For both fiscal years, All Other Fees consist primarily of internal controls reviews of the registrant's transfer agent.

The percentage of Audit-Related Fees, Tax Fees and All Other Fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during both fiscal years ended May 31, 2005 and May 31, 2004 was zero.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, has concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

   (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                     Columbia Funds Trust I
            ------------------------------------------------------------


By (Signature and Title)         /S/ Christopher L. Wilson
                        ------------------------------------------------
                                 Christopher L. Wilson, President


Date                             July 28, 2005
    --------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)         /S/ Christopher L. Wilson
                        ------------------------------------------------
                                 Christopher L. Wilson, President


Date                             July 28, 2005
    --------------------------------------------------------------------


By (Signature and Title)         /S/ J. Kevin Connaughton
                        ------------------------------------------------
                                 J. Kevin Connaughton, Treasurer


Date                             July 28, 2005
    --------------------------------------------------------------------